                                                                Exhibit 17(b)(7)

                                Information for:

                 Special Committee of the Board of Directors of

                               [UNITED FOODS LOGO]

                                December 8, 1998
                           [J.C. BRADFORD & CO. LOGO]

                               330 Commerce Street
                               Nashville, TN 37201

                                  (800)522-4750

                                                             J.C.Bradford & Co.

Table of Contents

      United Foods Valuation

          I.   Comparable Company Analysis
         II.   Comparable Transaction Analysis
        III.   Discounted Cash Flow Analysis
         IV.   Premium Analysis
          V.   Stock Price Analysis
         VI.   Trading and Equity Analysis
        VII.   Liquidation Analysis

                                                              J.C.Bradford & Co.

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY

                      Comparable Company Summary Valuation
                       Overall Adjusted Average Multiples

                                 (In thousands)

           Price to Trailing Earnings Multiple Basis:

LTM earnings ended                            8/31/98         $   779

Adjusted Average Multiple                                       17.69 x
                                                              -------
Valuation                                                     $13,782

Valuation per Share (1)                                       $  2.02
                                                              -------


                           LTM EBITDA Multiple Basis:


LTM EBITDA ended                               8/31/98          $ 12,842

Adjusted Average Multiple                                         8.15 x
                                                                --------
                                                                 104,643

Less total debt, net of cash 8/31/98                              42,622
                                                                --------
Valuation                                                       $ 62,021

Valuation per Share (1)                                         $   9.11
                                                                --------


                 Price to Calendar 1998 Earnings Multiple Basis:

Estimated earnings ended                     12/31/98           $   843

Adjusted Average Multiple                                         17.48 x
                                                                -------
Valuation                                                       $14,744

Valuation per Share (1)                                         $  2.17
                                                                -------



               Price to Calendar 1999 Earnings Multiple Basis:(2)

Estimated earnings ended                  12/31/99               $   752

Adjusted Average Multiple                                           14.53 x
                                                                 --------
Valuation                                                        $ 10,930

Valuation per Share (1)                                          $  1.61
                                                                 --------

                      Equity to Book Value Multiple Basis:

Estimated book value                           8/31/98           $45,518

Adjusted Average Multiple                                           2.06 x
                                                                 --------
Valuation                                                        $93,693

Valuation per Share (1)                                          $ 13.76
                                                                 --------


(1)      Based on 6.8 million shares outstanding.

(2)      Based on 0% growth, base case projection.

At an offer price of $3.50, United Foods is valued above all comparable companies as a multiple of LTM EPS, Calendar 1998 EPS, and Calendar 1999 EPS.


                                                              J.C.Bradford & Co.

Comparable Company Analysis

                 Price to Calendar 1999 Earnings Multiple Basis:

Valuation Per Share (1)

Adjusted Average Multiple             14.53x

PROJECTED       NO EXPENSES      $500,000 OF     $750,000 OF    $1,000,000 OF
GROWTH RATE     ADDED BACK      COST SAVINGS     COST SAVINGS   COST SAVINGS
-----------     ----------      ------------     ------------   ------------
  0.0%          $   1.61         $   2.16         $   2.43         $   2.71

  2.5%          $   1.96         $   2.51         $   2.79         $   3.06

  5.0%          $   2.30         $   2.87         $   3.15         $   3.42

(1)      Based on 6.8 million shares outstanding.

                                                              J.C.Bradford & Co.

Comparable Company Analysis

                           LTM EBITDA Multiple Basis:

Valuation Per Share (1)

Current Offer EBITDA Multiple            5.2x

NO EXPENSES        $500,000 OF    $750,000 OF     $1,000,000 OF
ADDED BACK       COST SAVINGS     COST SAVINGS     COST SAVINGS
----------       ------------     ------------     ------------
$   3.50         $   3.88         $   4.07         $   4.26


(1)      Based on 6.8 million shares outstanding.

                                                              J.C.Bradford & Co.

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY

                       Comparable Company Market Multiples



                                                                                     5-YEAR
                                         LTM       LTM      CAL. 1998   CAL. 1999    PROJECTED      52 WEEK
COMPANY                         TICKER   END       EPS      EST. EPS    EST. EPS(1) GROWTH RATE  HIGH      LOW

United Foods                   UFD.A     Aug 98     0.09     0.09         0.09         NA         4.00     2.19

Chiquita Brands Intl.          CQB       Sep 98   ($0.06)   $0.81        $1.10       10.0%     $ 17.38  $  9.50
Dean Foods Co.                 DF        Aug 98     2.63     2.58         2.86       13.8%       60.69    41.00
Fresh America Corp.            FRES      Sep 98     1.06     1.34         1.88       25.0%       27.88     9.50
Hanover Foods Corp.            3HNFSA    Aug 98    11.74       NA           NA         NA       100.00    43.50
Mccormick & Co.                MCCRK     Aug 98     1.38     1.47         1.64        9.5%       36.44    25.75
Michael Foods, Inc.            MIKL(2)   Sep 98     1.78     1.82         2.05       12.0%       31.13    20.25
Performance Food Group Co.     PFGC      Sep 98     1.15     1.23         1.47       20.0%       25.50    15.63
Seneca Foods Corp.             SENEB     Sep 98    (1.33)      NA           NA         NA        18.38    11.50
Smithfield Companies, Inc.     HAMS      Sep 98     0.56       NA           NA         NA         8.25     5.38
Smucker (Jm) Co.               SJM.A     Jul 98     1.28     1.28         1.36         NA        28.19    20.63
Sylvan, Inc.                   SYLN      Sep 98     1.03     1.04         1.25       15.0%       18.75    11.75
Tyson Foods, Inc.              TSN       Sep 98     0.79     0.90         1.33       12.0%       26.00    16.31
Vlasic Foods International     VL        Jul 98     0.44     0.73         1.19       12.0%       27.00    13.69


                              BASED ON CLOSING STOCK PRICE AS OF      12/4/98
                              --------------------------------------------------
                                                        PRICE/      PRICE/     CAL. 1998     CAL. 1999
                                 PRICE        PRICE/    CAL. 1998   CAL. 1999    PE /         PE /
COMPANY                         PER SHARE    LTM EPS   EST. EPS     EST. EPS   GROWTH RATE  GROWTH RATE

United Foods                       3.50       38.9       38.9         39.0         NM            NM

Chiquita Brands Intl.           $ 10.38         NM x     12.8 x        9.4 x    128.1%         94.3%
Dean Foods Co.                    44.75       17.0       17.3         15.7      125.6%        113.5%
Fresh America Corp.               13.88       13.1       10.4          7.4       41.4%         29.5%
Hanover Foods Corp.               57.00        4.9         NA           NA         NM            NM
Mccormick & Co.                   33.31       24.1       22.6         20.3      237.9%        213.3%
Michael Foods, Inc.               22.63       12.7       12.4         11.0      103.6%         92.0%
Performance Food Group Co.        24.13       21.0       19.6         16.4       98.1%         82.2%
Seneca Foods Corp.                12.25         NM         NA           NA         NM            NM
Smithfield Companies, Inc.         7.06       12.6         NA           NA         NM            NM
Smucker (Jm) Co.                  23.81       18.6       18.6         17.5         NM            NM
Sylvan, Inc.                      13.00       12.6       12.5         10.4       83.3%         69.3%
Tyson Foods, Inc.                 21.69       27.5       24.0         16.3      199.8%        136.1%
Vlasic Foods International        23.19       52.7       31.6         19.5      263.5%        162.5%

    Median:                                   17.0 x     18.0 x       16.0 x    125.6%         94.3%

    Average:                                  19.7       18.2         14.4      142.4%        110.3%

    Adjusted Average
      (excludes high and low):                17.7       17.5         14.5      139.5%        107.1%


(1) When calendar 1999 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.

(2)      MIKL LTM EPS excludes $0.11/sh losses from extraordinary items.

                                                              J.C.Bradford & Co.

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY

               Comparable Company Market Capitalization Multiples

                                                                                          TOTAL           TOTAL
                                           12/4/98       NUMBER OF        TOTAL           DEBT,          MARKET
COMPANY                        TICKER      PRICE         SHARES          EQUITY        NET OF CASH      CAPITAL
United Foods                   UFD.A        3.50            6,810          23,835          42,622           66,457

Chiquita Brands Intl.          CQB        $10.38           65,369     $   678,530         987,630      $ 1,666,160
Dean Foods Co.                 DF (1)      44.75           39,970       1,788,658         544,060        2,332,717
Fresh America Corp.            FRES        13.88            5,322          73,837          28,696          102,533
Hanover Foods Corp.            3HNFSA      57.00              717          40,875          41,653           82,528
Mccormick & Co.                MCCRK       33.31           73,404       2,445,271         503,410        2,948,681
Michael Foods, Inc.            MIKL (2)    22.63           21,963         496,913         136,808          633,721
Performance Food Group Co.     PFGC        24.13           12,581         303,518          68,509          372,027
Seneca Foods Corp.             SENEB       12.25            5,985          73,310         253,292          326,602
Smithfield Companies, Inc.     HAMS         7.06            2,343          16,547          (6,038)          10,510
Smucker (Jm) Co.               SJM.A (3)   23.81           29,127         693,587          (7,052)         686,535
Sylvan, Inc.                   SYLN        13.00            6,392          83,102          28,875          111,977
Tyson Foods, Inc.              TSN         21.69          240,500       5,215,844       2,082,400        7,298,244
Vlasic Foods International     VL          23.19           45,455       1,053,988         561,747        1,615,735


                                                                                            (In thousands)
                                                                                    MARKET       EQUITY/
                                    BOOK            LTM              LTM              CAP./        BOOK
COMPANY                             VALUE           EBIT            EBITDA           EBITDA      VALUE
United Foods                         45,518           5,443           12,842           5.2          0.52

Chiquita Brands Intl.               921,147     $     4,703      $   227,954           7.3 x        0.74 x
Dean Foods Co.                      687,639           3,142          239,662           9.7          2.60
Fresh America Corp.                  46,712             908           13,248           7.7          1.58
Hanover Foods Corp.                  56,687               0           22,080           3.7          0.72
Mccormick & Co.                     360,637           3,662          242,604          12.2          6.78
Michael Foods, Inc.                 248,840          12,750          107,638           5.9          2.00
Performance Food Group Co.          146,964           1,988           36,818          10.1          2.07
Seneca Foods Corp.                  136,852              (4)          42,758           7.6          0.54
Smithfield Companies, Inc.           15,095               4            2,121           5.0          1.10
Smucker (Jm) Co.                    305,945             683           77,583           8.8          2.27
Sylvan, Inc.                         49,694             872           17,213           6.5          1.67
Tyson Foods, Inc.                 1,970,400         (20,500)         622,200          11.7          2.65
Vlasic Foods International          106,604         (25,827)         111,355          14.5          9.89

    Median:                                                                            7.7 x        2.00 x

    Average:                                                                           8.5          2.66

    Adjusted Average
       (excludes high and low):                                                        8.1          2.06

                                                              J.C.Bradford & Co.

Comparable Company Analysis

    UNITED FOODS, INC. grows, processes, markets and distributes food products.
       The Company's products include frozen asparagus, black-eyed peas, broccoli, Brussel sprouts, carrots, cauliflower, corn, green beans, green peas, green peppers, lima beans, various vegetable mixes and other vegetables. United's products are sold to large national grocery chains and independent food stores.

                               UNITED FOODS, INC.

             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97

  United Foods, Inc. - Class A                   United Foods, Inc. - Class B
         [GRAPH]                                          [GRAPH]

                                                              J.C.Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY

             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97

Chiquita Brands Intl                                Dean Foods Co.
     [GRAPH]                                               [GRAPH]

Fresh America Corp.                                 Hanover Foods Corp./Pa
     [GRAPH]                                            [GRAPH]

                                                              J.C.Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY

             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97

Mccormick & Co.                                   Michael Foods, Inc.
  [GRAPH]                                              [GRAPH]

Performance Food Group Co.                        Seneca Foods Corp. -Cl B
     [GRAPH]                                               [GRAPH]

                                                              J.C.Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY

             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97

Smithfield Companies, Inc.                         Smucker (Jm) Co.  -Cl A
     [GRAPH]                                              [GRAPH]

Sylvan, Inc.                                       Tyson Foods, Inc.  -Cl A
     [GRAPH]                                              [GRAPH]

                                                              J.C.Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97

                           Vlasic Foods International
                                    [GRAPH]

                                                              J.C.Bradford & Co.

COMPARABLE COMPANY ANALYSIS

  - Description of Comparable Companies

    CHIQUITA BRANDS INTERNATIONAL, INC. produces, markets and distributes bananas and other fresh and processed food products sold under the "Chiquita" brand name. The Company's fresh products include mangoes, kiwi and citrus and other tropical fruit. Chiquita also produces private-label and branded canned vegetable and related products, fruit and vegetable juices and other products.

    DEAN FOODS COMPANY processes, distributes and sell dairy, pickle, specialty and vegetable products. Many of the Company's products are sold under private labels. Dean's products include milk, ice cream and extended shelf-life dairy products; salad dressings, dips and puddings; and pickles, relishes and canned vegetables. The Company also operates a trucking business.

    FRESH AMERICA CORPORATION is an integrated food distribution management company for fresh produce and other perishable refrigerated products. The Company operates in 43 states and Canada through 22 distribution centers. Fresh America operates produce departments in 342 "Sam's Club" stores. "Sam's" is a division of Wal-Mart Stores, Inc.

    HANOVER FOODS CORPORATION processes vegetable products. The Company grows, processes, cans, freezes, freeze-dries, packages, markets and distributes its products under its own trademarks, as well as other branded, customer and private labels. Hanover operates in the United States.

                                                              J.C.Bradford & Co.

COMPARABLE COMPANY ANALYSIS
  - Description of Comparable Companies

    MCCORMICK & COMPANY INCORPORATED is a specialty food company. The
         Company manufactures spices, seasonings, flavorings, and other specialty food products and sells such products to the retail food market, the food service market and to industrial food processors throughout the world. McCormick, through its subsidiaries, also manufactures and markets plastic and packaging products.

    MICHAEL FOODS, INC. is a diversified food processor and distributor with interests in eggs and egg products, refrigerated case products, frozen and refrigerated potato products and dairy products. The Company sells these items to supermarkets, food service distributors, manufacturers and fast food operators in Minnesota and surrounding states.

    PERFORMANCE FOOD GROUP CO. markets and distributes food and food-related products to restaurants, hotels, cafeterias, schools and hospitals in the United States. The Company's items include private label food products, canned and dry groceries, poultry, meats, seafood, fresh produce, paper and cleaning supplies and restaurant equipment.

    SENECA FOODS CORPORATION is primarily a fruit and vegetable processing company with manufacturing facilities located throughout the United States. The Company's products are sold under the "Seneca," "Libby's," and "TreeSweet" labels, as well as through the private label and industrial markets. Seneca also, under alliance with The Pillsbury Company, produces canned and frozen vegetables.

                                                              J.C.Bradford & Co.

COMPARABLE COMPANY ANALYSIS

  - Description of Comparable Companies

    THE SMITHFIELD COMPANIES, INC. produces and markets a wide range of branded food products to the retail grocery and food service industries. The Company's products include frozen barbecues and chilies, cured hams and other pork products, peanuts and cashews. Smithfield's products are sold on a wholesale basis, through catalogs and through its retail stores.

    THE J.M. SMUCKER COMPANY manufactures and markets food products on a worldwide basis. The Company's principal products include fruit spreads, dessert toppings, peanut butter, industrial fruit products, fruit and vegetable juices, juice beverages, syrups, condiments and gift packages. Smucker's products are marketed under trademarks such as "Smucker's," "Simply Fruit" and "Goober."

    SYLVAN INC. produces and distributes mushroom spawn and fresh mushrooms.
         The Company also distributes a variety of other value-added products and services for use by mushroom growers and produces fresh mushrooms for sale to retailers, distributors and processors of mushroom products in the United States. Sylvan operates in the United States, Europe and Australia.

    TYSON FOODS, INC. produces, markets and distributes a variety of food products. The Company's products include value-enhanced poultry, fresh and frozen poultry, value-enhanced seafood products, fresh and frozen seafood products, prepared foods and other products such as flour and corn tortillas and chips. Tyson also has live swine, animal feed and pet food ingredient operations.

                                                              J.C.Bradford & Co.

COMPARABLE COMPANY ANALYSIS

  - Description of Comparable Companies

    VLASIC FOODS INTERNATIONAL manufactures and markets branded convenience food products in the frozen food, grocery product, and agricultural product segments. The Company's products include "Swanson" and "Freshbake" frozen foods, "Vlasic" pickles and condiments, "Open Pit" barbecue sauce, and other brands. Vlasic's products are sold in the United States and other countries.

                                                       J.C.Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

                               UNITED FOODS, INC.

                    Comparable Transaction Summary Valuation
                         Food Distribution Companies(*)

                           (In 000s, except per share)

                   Price to Trailing Earnings Multiple Basis:

LTM earnings ended                                  8/31/98          $    779

Adjusted Average Multiple                                                23.9 x
                                                                     --------
Valuation                                                            $ 18,586
                                                                     --------
Valuation Per Share (1)                                              $   2.73
                                                                     --------


                           LTM EBITDA Multiple Basis:

LTM EBITDA ended                                    8/31/98          $ 12,842

Adjusted Average Multiple                                                12.4 x
                                                                     --------
                                                                      159,571

Less total debt, net of cash on                     8/31/98            42,622
                                                                     --------
Valuation                                                            $116,949
                                                                     --------
Valuation Per Share (1)                                              $  17.17
                                                                     --------


                            LTM EBIT Multiple Basis:

LTM EBIT ended                                     8/31/98          $  5,443

Adjusted Average Multiple                                               16.4 x
                                                                    --------
                                                                      89,062

Less total debt, net of cash on                    8/31/98            42,622
                                                                    --------
Valuation                                                           $ 46,440
                                                                     --------
Valuation Per Share (1)                                             $   6.82
                                                                    --------

                          LTM Revenues Multiple Basis:

LTM Revenues ended                                 8/31/98          $201,367

Adjusted Average Multiple                                                1.1 x
                                                                    --------
                                                                     215,279

Less total debt, net of cash on                    8/31/98            42,622
                                                                    --------
Valuation                                                           $172,657
                                                                     --------
Valuation Per Share (1)                                             $  25.35
                                                                    --------

                           Book Value Multiple Basis:

 Book Value at                                     8/31/98          $ 45,518

 Adjusted Average Multiple                                               3.6 x
                                                                    --------
 Valuation                                                          $162,008
                                                                     --------
 Valuation Per Share                                                $  23.79
                                                                    --------

(1)      Based on 6.8 million shares outstanding.

(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.


                                                       J.C.Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

                               UNITED FOODS, INC.

                    COMPARABLE TRANSACTION SUMMARY VALUATION

    MULTIPLES BASED ON AGRILINK ACQUISITION OF DEAN FOODS VEGETABLE DIVISION

                           (In 000s, except per share)

                          LTM Revenues Multiple Basis:

LTM Revenues ended                             8/31/98          $201,367

Transaction Multiple                                                 0.8 x
                                                                --------
                                                                 156,395

Less total debt, net of cash on                8/31/98            42,622
                                                                --------
Valuation                                                       $113,773
                                                                --------
Valuation Per Share                                             $  16.71
                                                                --------


                            LTM EBIT Multiple Basis:

LTM EBIT ended                                 8/31/98          $  5,443

Transaction Multiple                                                11.4 x
                                                                --------
                                                                  61,876

Less total debt, net of cash on                8/31/98            42,622
                                                                --------
Valuation                                                       $ 19,254
                                                                --------
Valuation Per Share                                             $   2.83
                                                                --------

                           Book Value Multiple Basis:

Book Value at                                  8/31/98          $ 45,518

Transaction Multiple                                                 1.7 x
                                                                --------
Valuation                                                         75,863
                                                                --------
Valuation Per Share                                             $  11.14
                                                                --------



(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.


                                                       J.C.Bradford & Co.

 COMPARABLE TRANSACTION ANALYSIS

                               UNITED FOODS, INC.

                    COMPARABLE TRANSACTION SUMMARY VALUATION

    MULTIPLES BASED ON AGRILINK ACQUISITION OF DEAN FOODS VEGETABLE DIVISION

                           (In 000s, except per share)

                            LTM EBIT Multiple Basis:

LTM EBIT ended                           8/31/98          $ 5,443

Plus $500,000 Cost Savings                                $   500
                                                          -------
                                                          $ 5,943

Transaction Multiple                                         11.4 x
                                                          -------
                                                           67,560

Less total debt, net of cash on          8/31/98           42,622
                                                          -------
Valuation                                                 $24,938
                                                          -------
Valuation Per Share                                       $  3.66
                                                          -------


                            LTM EBIT Multiple Basis:

LTM EBIT ended                           8/31/98          $ 5,443

Plus $750,000 Cost Savings                                $   750
                                                          -------
                                                          $ 6,193

Transaction Multiple                                         11.4 x
                                                          -------
                                                           70,402

Less total debt, net of cash on          8/31/98           42,622
                                                          -------
Valuation                                                 $27,780
                                                          -------
Valuation Per Share                                       $  4.08
                                                          -------


                            LTM EBIT Multiple Basis:

LTM EBIT ended                           8/31/98          $ 5,443

Plus $1,000,000 Cost Savings                              $ 1,000
                                                          -------
                                                          $ 6,443

Transaction Multiple                                         11.4 x
                                                          -------
                                                           73,244

Less total debt, net of cash on          8/31/98           42,622
                                                          -------
Valuation                                                 $30,622
                                                          -------
Valuation Per Share                                       $  4.50
                                                          -------

                                                       J.C.Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

              FOOD DISTRIBUTION COMPANIES(*)           (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                               AGGREG. EQUITY CONSID.
                                                                                AS A MULTIPLE OF:
                                                  AGGREGATE      LEVERED        --------------------
DATE                                               EQUITY       AGGREGATE        LTM NET      BOOK
ANNOUNCED    ACQUIROR / TARGET                  CONSIDERATION  CONSIDERATION(2)  INCOME       VALUE
---------    -----------------                  -------------  ----------------  ------       -----
06/07/90    ConAgra Inc                           $1,336.0     $3,294.0           NM          1.5
               Beatrice Co

09/28/90    Shareholders                          $1,607.0     $1,607.0         73.4          2.0
               Pet Inc(Whitman Corp)

10/19/90    MANO Holdings                         $   42.5     $   42.5         17.0          3.0
               B Manischewitz Co

04/19/91    ConAgra Inc                           $  408.4     $  408.4         20.8          3.8
               Golden Valley Microwave Foods

07/18/91    HJ Heinz Co                           $  500.0     $  500.0           NA           NA
               JL Foods Inc(John Labatt Ltd)

12/20/91    CPC International Inc                 $  115.0     $  115.0           NA           NA
               Fearn Intl(Kellogg Co)

01/24/92    Burns Philp Inc                       $   85.0     $   85.0           NA           NA
               Durkee-French Foods(Burns)

04/09/92    Ben Hill Griffin Inc                  $   31.0     $   31.0           NM          0.7
               Orange-co(Stoneridge Res Inc)

04/22/92    Shareholders                          $  181.1     $  181.1          9.2          2.4
               Ralston-Continental Baking

10/12/92    Dean Foods Co                         $   15.0     $   15.0           NM          1.2
               WB Roddenbery Co

08/12/93    Pro-Fac Cooperative Inc               $  164.2     $  431.2           NM          2.0
               Curtice-Burns Foods(Pro-Fac)

08/16/93    Shareholders                          $  528.0     $  528.0           NA           NA
               Ralcorp Holdings Inc(Ralston)

11/01/93    Dean Foods Co                         $  140.0     $  140.0         23.3           NA
               Kraft General Foods-Birds Eye


                                                 LEVERED AGGREGATE CONSIDERATION
                                                   AS A MULTIPLE OF:
                                                 -------------------------------
DATE                                                 LTM     LTM       LTM             PERCENT
ANNOUNCED    ACQUIROR / TARGET                      REVENUE  EBITDA   EBIT            ACQUIRED
---------    -----------------                      -------  ------   ----            --------
06/07/90    ConAgra Inc                               0.8     6.9      9.6            100.0%
               Beatrice Co

09/28/90    Shareholders                              0.9     5.5      6.7            100.0%
               Pet Inc(Whitman Corp)

10/19/90    MANO Holdings                             1.2     8.5     10.1            100.0%
               B Manischewitz Co

04/19/91    ConAgra Inc                               2.3    19.1     30.0            100.0%
               Golden Valley Microwave Foods

07/18/91    HJ Heinz Co                               1.1      NA       NA            100.0%
               JL Foods Inc(John Labatt Ltd)

12/20/91    CPC International Inc                     1.2      NA       NA            100.0%
               Fearn Intl(Kellogg Co)

01/24/92    Burns Philp Inc                           0.4      NA       NA            100.0%
               Durkee-French Foods(Burns)

04/09/92    Ben Hill Griffin Inc                      0.5      NM       NM             52.3%
               Orange-co(Stoneridge Res Inc)

04/22/92    Shareholders                              0.2      NA      3.5             55.0%
               Ralston-Continental Baking

10/12/92    Dean Foods Co                             0.3      NM       NM            100.0%
               WB Roddenbery Co

08/12/93    Pro-Fac Cooperative Inc                   0.5    20.5       NM            100.0%
               Curtice-Burns Foods(Pro-Fac)

08/16/93    Shareholders                              0.7      NA       NA            100.0%
               Ralcorp Holdings Inc(Ralston)

11/01/93    Dean Foods Co                             0.6      NA       NA            100.0%
               Kraft General Foods-Birds Eye


                                                       J.C.Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

              FOOD DISTRIBUTION COMPANIES(*)           (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                                 AGGREG. EQUITY CONSID.
                                                                                     AS A MULTIPLE OF:
                                                  AGGREGATE      LEVERED        -----------------------
DATE                                             EQUITY       AGGREGATE            LTM NET        BOOK
ANNOUNCED    ACQUIROR / TARGET                  CONSIDERATION  CONSIDERATION(2)    INCOME        VALUE
---------    -----------------                  -------------  ----------------    ------        -----

03/18/94     Doskocil Cos Inc                  $  135.0           $  135.0             NA           NA
               Intl Multifoods-Prepared Foods

04/18/94     ConAgra Inc                       $  202.0           $  202.0             NA           NA
               Universal Foods-Frozen Foods

04/20/94     Schreiber Foods Inc               $   11.8           $   11.8           16.9          2.8
               Arden International Kitchens

05/23/94     Sandoz AG                         $3,685.7           $3,685.7           32.3         10.1
               Gerber Products Co

09/12/94     Kohlberg Kravis Roberts & Co      $2,222.9           $4,622.9             NM          8.6
               Borden Inc

11/28/94     Campbell Soup Co                  $1,115.0           $1,115.0           24.8         18.3
               Pace Foods

01/09/95     Pillsbury Co(Grand Met PLC)       $2,636.5           $2,636.5           23.4          7.3
               Pet Inc(Pillsbury/Grand Met)

07/26/95     Shareholders                      $  309.8           $  309.8             NM          0.5
               Earthgrains Co(Anheuser-Busch)

03/15/96     ConAgra Inc                       $  132.0           $  132.0             NA           NA
               Gilroy Foods Inc

06/30/97     JP Foodservice Inc                $  770.6           $1,510.6             NM          2.3
               Rykoff-Sexton Inc

09/09/97     Shareholders                      $1,004.8           $1,004.8             NA           NA
               Campbell Soup-Noncore Bus(7)

09/18/97     Chiquita Brands International     $   10.9           $   42.9             NM          1.8
               Stokely USA Inc

09/29/97     Suiza Foods Corp                  $  855.9           $1,035.9           47.0          8.6
               Morningstar Group Inc


                                                LEVERED AGGREGATE CONSIDERATION
                                                    AS A MULTIPLE OF:
                                                -------------------------------
DATE                                              LTM          LTM         LTM        PERCENT
ANNOUNCED    ACQUIROR / TARGET                  REVENUE       EBITDA       EBIT       ACQUIRED
---------    -----------------                  -------       ------       ----       --------

03/18/94     Doskocil Cos Inc                     0.7           NA            NA       100.0%
               Intl Multifoods-Prepared Foods

04/18/94     ConAgra Inc                           NA           NA            NA          NA
               Universal Foods-Frozen Foods

04/20/94     Schreiber Foods Inc                  0.6          5.6          10.7       100.0%
               Arden International Kitchens

05/23/94     Sandoz AG                            3.1         16.3          20.0       100.0%
               Gerber Products Co

09/12/94     Kohlberg Kravis Roberts & Co         0.8           NA          40.1       100.0%
               Borden Inc

11/28/94     Campbell Soup Co                     4.8         23.7          26.3       100.0%
               Pace Foods

01/09/95     Pillsbury Co(Grand Met PLC)          1.7         10.0          12.2       100.0%
               Pet Inc(Pillsbury/Grand Met)

07/26/95     Shareholders                         0.2           NA            NM       100.0%
               Earthgrains Co(Anheuser-Busch)

03/15/96     ConAgra Inc                          0.7           NA            NA       100.0%
               Gilroy Foods Inc

06/30/97     JP Foodservice Inc                   2.9           NM            NM       100.0%
               Rykoff-Sexton Inc

09/09/97     Shareholders                         0.7           NA            NA       100.0%
               Campbell Soup-Noncore Bus(7)

09/18/97     Chiquita Brands International        0.2           NM            NM       100.0%
               Stokely USA Inc

09/29/97     Suiza Foods Corp                     2.1           NA          26.6       100.0%
               Morningstar Group Inc

                                                              J.C.Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

              FOOD DISTRIBUTION COMPANIES(*) (Dollars in millions)
               ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/90

                                                                             AGGREG. EQUITY CONSID.
                                                                                AS A MULTIPLE OF:
                                              AGGREGATE       LEVERED         --------------------
   DATE                                       EQUITY          AGGREGATE        LTM NET    BOOK
ANNOUNCED  ACQUIROR / TARGET                 CONSIDERATION  CONSIDERATION(2)   INCOME     VALUE
---------  -----------------                 -------------  ----------------   ------     -----
10/01/97    Chiquita Brands International     $ 27.0         $ 29.0            7.5        1.1
              American Fine Foods Inc

02/18/98    Agrilink Foods(Pro-Fac)           $  6.9         $  6.9             NA         NA
              Delagra Corp

05/08/98    Agrobios(Desc SA de CV)           $141.9         $141.9             NM        3.2
              Authentic Specialty Foods Inc

07/21/98    Agrilink Foods(Pro-Fac)               NA             NA             NA         NA
               JA Hopay Distributing Co

07/27/98    Agrilink Foods(Pro-Fac)           $480.0         $482.0             NA        1.7
               Dean Foods Co-Vegetable Ops

AVERAGE:                                                                      26.9        4.1

ADJUSTED AVERAGE                                                              23.9        3.6



                                              LEVERED AGGREGATE CONSIDERATION
                                                       AS A MULTIPLE OF:
                                              --------------------------------
   DATE                                        LTM         LTM        LTM       PERCENT
ANNOUNCED  ACQUIROR / TARGET                  REVENUE     EBITDA      EBIT      ACQUIRED
---------  -----------------                  -------     ------      ----      --------
10/01/97    Chiquita Brands International       0.4         NA         NA       100.0%
              American Fine Foods Inc

02/18/98    Agrilink Foods(Pro-Fac)              NA         NA         NA       100.0%
              Delagra Corp

05/08/98    Agrobios(Desc SA de CV)             2.7         NM         NM       100.0%
              Authentic Specialty Foods Inc

07/21/98    Agrilink Foods(Pro-Fac)              NA         NA         NA       100.0%
               JA Hopay Distributing Co

07/27/98    Agrilink Foods(Pro-Fac)             0.8         NA       11.4       100.0%
               Dean Foods Co-Vegetable Ops

AVERAGE:                                       1.2       12.9        17.3

ADJUSTED AVERAGE                               1.1       12.4        16.4


(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

(2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.


                                                              J.C.Bradford & Co.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                           Target  Target   Target
                                                                 Value                      Share-   Net     Net   Target  Target
                                                        Equity    of      Price            holders  Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per   Shares     Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share  Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------ -------- --------  -----  ---------  ------ -------- ------ ------  -------
  6/7/90   8/14/90  ConAgra Inc     Beatrice Co        $1,336.0 $3,294.0    --      --      $864.0 $4,310.0 $11.0  $343.0  $478.0
           Advisor    Gleacher & Co   Salomon Brothers
           -------
    Company Status    Public          Sub.
    --------------



               Total                   % of     Status/
   Date       Debt,Net       Total    Shares     Form/
Announced     of Cash       Assets     Acq.     Attitude
---------     --------     --------  ------  --------------
  6/7/90       $1,016.0    $3,472.0    100     Completed
                                             Acq. of Assets
                                                Friendly



         Deal Description
         ----------------
         ConAgra acquired Beatrice from Kohlberg Kravis Roberts (KKR) for $3.294 bil in cash, common stock, preferred stock, and the assumption of Beatrice's liabilities. The consideration consisted of $626 mil in cash, $355 mil in common stock and $355 mil in 2 series of preferred stock plus the assumption of $1.958 bil of Beatrice's liabilities. The deal had been subject to governmental approval due to antitrust issues. Gleacher acted as financial advisor to ConAgra.

         Target Business Description
         ---------------------------
         Produce food, consumer prod

         Acquiror Business Description
         -----------------------------
         Produce meats,eggs,cooking oil


 9/28/90  4/4/91   Shareholders   Pet Inc(Whitman Corp)  $1,607.0  $1,607.0  $15.63  102.8   $801.6  $1,863.2  $21.9  $241.5  $291.5
            Advisor   --             First Boston Corp.
            -------
     Company Status   Priv.           Sub.
     --------------



  9/28/90  $130.0   $1,531.4   100     Completed
                                      Acquisition
                                        Not Appl.

         Deal Description
         ----------------
         Whitman completed the spinoff of Pet for $1.607 bil, based on Pet's closing share price of $15.625 on April 4, its first day of trading. First Boston was retained to study a possible restructure plan and recommended the spinoff. The transaction was conducted by means of a stock dividend in which shareholders received one share of Pet for every Whitman share held. In anticipation of the spinoff, Whitman restructured its major food operations, splitting them into three divisions. In 1989, Pet generated $1.755 bil in sales and $280 mil in pre-tax operating profit.

         Target Business Description
         ---------------------------
         Dairy products, canned foods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                             Target  Target  Target
                                                                 Value                       Share-   Net     Net   Target  Target
                                                        Equity    of      Price              holders Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per     Shares    Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share   Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------- ------  -------- -------  ---------  ------  ------  ------ ------  -------
10/19/90   1/18/91  MANO Holdings   B Manischewitz Co   $42.5     $42.5  $800.00      0.1     $14.2   $34.2    $2.5    $4.2   $5.0
           Advisor   TGV Partners      Lehman Brothers
           -------
    Company Status   Priv.             Public
    --------------




              Total                      % of      Status/
   Date      Debt,Net       Total       Shares      Form/
Announced    of Cash       Assets        Acq.      Attitude
---------    --------     --------  -------------- --------
10/19/90        --         $18.4          100       Completed
                                                      Merger
                                                    Friendly

         Deal Description
         ----------------
         MANO Holdings, an investor group led by Kohlberg and including TGV Partners and management, acquired B Manischewitz in a leveraged buyout transaction valued at $800 in cash per share, or $42.5 mil. MANO accepted 81% of B Manischewitz' shares (42,975 shares) that were tendered in the offer and acquired the rest for $800 in cash per share. Under the terms of the agreement, senior management was to retain an equity interest in MANO Holdings.

         Target Business Description
         ---------------------------
         Produce, whl, ret matzos

         Acquiror Business Description
         -----------------------------
         Investor group; holding co


4/19/91 7/11/91 ConAgra Inc Golden Valley Microwave Foods $408.4 $408.4 $26.39 17.6 $108.0 $177.6 $19.6 $13.6 $21.4

          Advisor     Gleacher & Co   Goldman, Sachs & Co.
          -------
   Company Status     Public          Public
   --------------
4/19/91   $52.7 $180.8 100  Completed
                            Merger
                            Friendly


         Deal Description
         ----------------
         ConAgra acquired Golden Valley Microwave Foods (GV) in a stock transaction valued at $464.5 mil. GV shareholders received .5676 shares of ConAgra for each of GV's 18.8 mil fully diluted common shares. Based on ConAgra's closing stock price of $47.375 on Apr 18, the last full trading day prior to the announcement, each share of GV had an indicated value of $26.39. ConAgra also agreed to convert 600,000 GV warrants, held by an affiliate of Chase Manhattan Bank, for 340,560 rights to buy ConAgra stock at $60.48.

         Target Business Description
         ---------------------------
         Produce microwave food prod


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
 7/18/91   8/23/91  HJ Heinz Co     JL Foods Inc (John Labatt Ltd)  $500.0  $500.0    --        --       --   $475.0    --    --
          Advisor     Dillon, Read    James D. Wolfensohn Inc.
          -------
   Company Status     Public          Sub.
   --------------



            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
 7/18/91      --         --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         HJ Heinz acquired the JL Foods unit of John Labatt for $500 mil in cash. John Labatt had disclosed in May 1991 that it was seeking a buyer for its JL Foods unit. Officials said the planned divestiture was consistent with John Labatt's stated strategy to focus on its core brewing, entertainment and dairy operations. The transaction had been subject to US and Canadian regulatory approval.

         Target Business Description
         ---------------------------
         Produce, whl frozen foods


         Acquiror Business Description
         -----------------------------
         Canned food preparations


12/20/91  1/31/92  CPC International Inc  Fearn Intl (Kellogg Co) $115.0  $115.0  --   --   --   $100.0  --   --
         Advisor     Salomon Brothers       Lehman Brothers
         -------
  Company Status     Public                 Sub.
  --------------



12/20/91  --   --   --    100  Completed
                                 Merger
                                Friendly

         Deal Description
         ----------------
         CPC International acquired all the outstanding common stock of Fearn International, a subsidiary of Kellogg, including the Le Gout product line for a $115 mil in cash. Lehman Brothers acted as financial advisor to Kellogg while Salomon Brothers advised CPC International.

         Target Business Description
         ---------------------------
         Produce soups and desserts


         Acquiror Business Description
         -----------------------------
         Produce soups, sauces, food prod


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
1/24/92    8/3/92   Burns Philp Inc Durkee-French Foods (Burns)     $85.0   $85.0    --        --       --   $200.0    --     --
       Advisor      --              --
       -------
Company Status      Sub.            Sub.
--------------


            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
1/24/92        --        --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         Burns Philp Inc, a unit of Burns Philp & Co, acquired Durkee-French Foods from Reckitt & Coleman for $85 mil in cash, including $7 mil to be held in escrow pending finalization of certain accounts.

         Target Business Description
         ---------------------------
         Produce mustard, sauces


         Acquiror Business Description
         -----------------------------
         Produce yeast, vinegar, spices


 4/9/92 5/28/92 Ben Hill Griffin Inc Orange-co (Stoneridge Res Inc)$31.0 $31.0 --  --  $85.6 $126.5 ($8.7) ($9.0)
       Advisor    --                   Donaldson, Lufkin & Jenrette
       -------
Company Status    Priv.                Public
--------------


4/9/92  ($4.2) $45.9   $149.8  52.3    Completed
                                     Acq. Maj. Int.
                                       Friendly

         Deal Description
         ----------------
         Ben Hill Griffin acquired a 52.3% interest in Orange-co held by Stoneridge Resources for $31 mil. Stonebridge Resources said in October 1990 that it was seeking a buyer for all of its assets for the purpose of raising cash to distribute a liquidation dividend to shareholders. Stonebridge retained Donaldson Lufkin & Jenrette Securities as a financial advisor.

         Target Business Description
         ---------------------------
         Prod oranges, juices, plastics


         Acquiror Business Description
         -----------------------------
         Frozen fruits, juices, vegetable



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                    Target  Target   Target
                                                                           Value                    Share-    Net      Net   Target
                                                                   Equity    of   Price             holders  Sales   Income   EBIT
   Date     Date                                                   Value   Deal   Per      Shares   Equity    LTM      LTM     LTM
Announced Effective Acquiror        Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)  ($mil)   ($mil)  ($mil)
--------- --------- --------------  -----------------------------  ------  ------ ------- --------- ------- -------  ------  -------
 4/22/92   8/2/93   Shareholders    Ralston-Continental Baking     $181.1  $181.1  $8.75    37.6    $137.4  $2,014.5  $35.8   $92.9
         Advisor      -               Lehman Brothers
         -------
  Company Status      Priv.           Sub.
----------------

           Target
            EBITDA   Total             % of      Status/
   Date      LTM    Debt,Net   Total  Shares      Form/
Announced  ($mil)   of Cash   Assets   Acq.      Attitude
---------  -------  --------  ------  ------  --------------
 4/22/92      --       --     $844.9    55      Completed
                                              Acq. Maj. Int.
                                                Not Appl.

         Deal Description
         ----------------
         Ralston Purina (RP) completed the spinoff of 20.7 mil new common shares, or a 55% interest, in its newly created Ralston-Continental Baking Group (CBG) to shareholders in a targeted stock recapitalization valued at $181.12 mil. Shareholders of record as of Jul 30 received 1 CBG share for every 5 RP share held. Ralston Purina had originally planned to spinoff the entire unit in April 1992. CBG was created in order to separate the performance of RP's baking and non-baking interests.

         Target Business Description
         ---------------------------
         Produce bakery products


         Acquiror Business Description
         -----------------------------
         Investor group


10/12/92 2/1/93 Dean Foods Co WB Roddenbery Co   $15.0 $15.0 --  --  $12.8 $54.8 ($1.7) ($1.4)
       Advisor   --            KPMG Peat Marwick
       -------
Company Status   Public        Priv.
--------------


10/12/92  ($0.5) $0.8  $19.1  100  Completed
                                     Merger
                                   Friendly




         Deal Description
         ----------------
         Dean Foods acquired all the outstanding stock of WB Roddenbery in exchange for 535,000 of its common shares valued at $14.2 mil. The value of the shares was based on Dean's closing stock price of $26.5 per share on Oct 9, the last full trading day prior to the announcement. The transaction had been subject to Federal Trade Commission approval.

         Target Business Description
         ---------------------------
         Produce pickles, vinegar, syrup


         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                              Target Target  Target
                                                                                     Value                    Share-  Net     Net
                                                                             Equity   of     Price           holders Sales   Income
   Date     Date                                                             Value   Deal     Per    Shares   Equity  LTM     LTM
Announced Effective Acquiror                 Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil)
--------- --------- --------------           -----------------------------   ------  ------  ------ --------- ------ ------  ------
 8/12/93   11/3/94  Pro-Fac Cooperative Inc  Curtice-Burns Foods(Pro-Fac)    $164.2   $431.2 $19.00   8.6     $81.3  $854.8  ($18.5)
          Advisor     Dillon, Read             Donaldson, Lufkin & Jenrette
          -------     Priv.                    Public
   Company Status
   --------------

            Target      Target
             EBIT       EBITDA        Total                % of     Status/
   Date      LTM         LTM         Debt,Net   Total     Shares     Form/
Announced   ($mil)      ($mil)       of Cash   Assets      Acq.     Attitude
---------   ------      ------       --------  ------     ------   ---------
8/12/93     ($5.2)      $21.0        $257.5    $463.6     100      Completed
                                                                     Merger
                                                                    Friendly


         Deal Description
         ----------------
         Pro-Fac Cooperative (PFC) acquired Curtice-Burns (CBF) for a total of $19 in cash per share, or a total value of $424.25 mil, by accepting 8,276,439 common shares, or 96% of the outstanding shares. Included in the value was PFC's assumption of $267 mil of CBF's debt. PFC had originally offered $16.87 in cash per share held. The tender offer was contingent upon at least 90% of CBF's Class A and B shares being tendered. Dean Foods withdrew its offer to acquire CBF.

         Target Business Description
         ---------------------------
         Produce soft drinks, foods


         Acquiror Business Description
         -----------------------------
         Provide food marketing service

8/16/93  3/31/94 Shareholders  Ralcorp Holdings Inc (Ralston) $528.0  $528.0  $16.00  33.0   --  $808.6  --
        Advisor    --            Wasserstein, Perella
        -------    Priv.         Sub.
 Company Status
 --------------

8/16/93  --   --   --   --     100   Completed
                                    Acquisition
                                      Not Appl.

         Deal Description
         ----------------
         Ralston Purina Group, a unit of Ralston Purina, spun off its newly formed Ralcorp Holdings (RH) unit, consisting of its cereal, Beech-Nut baby food, cracker, cookie, resort, and coupon redemption businesses to shareholders in a transaction valued of $528 mil based on RH's closing stock price of $16 per share on Apr 1, the first full trading day of newly issued RH shares. The shares in the spinoff would be distributed at a ratio of 1 RH share for every 3 shares of Ralston Purina Group. The unit included its Keystone and Breckenridge ski resorts.

         Target Business Description
         ---------------------------
         Produce cereal, baby food


         Acquiror Business Description
         -----------------------------


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90


                                                                                                                 Target Target
                                                                                        Value                    Share-  Net
                                                                                Equity   of     Price            holders Sales
   Date     Date                                                                Value   Deal     Per    Shares   Equity  LTM
Announced Effective Acquiror                    Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)
--------- --------- --------------              -----------------------------   ------  ------  ------ --------- ------ ------
 11/1/93  12/27/93  Dean Foods Co               Kraft General Foods-Birds Eye    $140.0 $140.0    --      --       --   $250.0
          Advisor    JP Morgan Securities, Inc.   Morgan Stanley
          -------
   Company Status    Public                       Sub.
   --------------

           Target
            Net   Target   Target
           Income  EBIT    EBITDA    Total                % of       Status/
   Date     LTM    LTM      LTM     Debt,Net    Total     Shares      Form/
Announced  ($mil) ($mil)   ($mil)   of Cash    Assets      Acq.      Attitude
---------  ------ ------   ------   --------   ------     ------  --------------
 11/1/93    $6.0    --       --        --         --        100     Completed
                                                                  Acq. of Assets
                                                                     Friendly



         Deal Description
         ----------------
         Dean Foods acquired the BirdsEye frozen vegetable business of Kraft General Foods, a unit of Philip Morris, for $140 mil. The transaction had been subject to regulatory approval.



         Target Business Description
         ---------------------------
         Prod frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products


3/18/94 6/1/94 Doskocil Cos Inc  Intl Multifoods-Prepared Foods $135.0 $135.0 --  --  --  $185.0
       Advisor   --               Lehman Brothers
       -------
Company Status   Public           Sub
--------------

3/18/94   --    --    --    --    --    100   Completed
                                               Acq. of
                                               Assets
                                               Friendly


         Deal Description
         ----------------
         Doskocil acquired the prepared foods division of International Multifoods (IM) for $135 mil in cash. In September 1993, IM's board had announced that it was seeking to divest its prepared foods division. The division included its frozen specialty foods and meats businesses. Later IBP acquired the meats business.


         Target Business Description
         ---------------------------
         Produce prepared foods



         Acquiror Business Description
         -----------------------------
         Produce sausages, prepared meat



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                Target Target  Target
                                                                       Value                    Share-  Net     Net   Target
                                                               Equity   of     Price            holders Sales  Income  EBIT
   Date     Date                                               Value   Deal     Per    Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror     Target                        ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- -----------  ----------------------------- ------  ------  ------ --------- ------ ------  ------ ------
 4/18/94     --     ConAgra Inc  Universal Foods-Frozen Foods  $202.0  $202.0    --       --      --     --      --     --
          Advisor     --           Goldman, Sachs & Co.
          -------
   Company Status     Public       Sub.
   --------------

            Target
            EBITDA    Total             % of       Status/
   Date       LTM    Debt,Net   Total  Shares      Form/
Announced   ($mil)   of Cash   Assets   Acq.      Attitude
---------   ------  ---------  ------  ------  --------------
 4/18/94      --        --       --      --       Pending
                                               Acq. of Assets
                                                  Friendly


         Deal Description
         ----------------
         ConAgra agreed to acquire the frozen foods business of Universal Foods for an amended $202 mil in cash. The initial value was $220 mil, including $57 mil in performance-related payments. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce frozen foods



         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


4/20/94 11/30/94 Schreiber Foods Inc  Arden International Kitchens  $11.8 $11.8 $3.90 3.0 $4.2 $19.5 $0.7  $1.1
        Advisor    --                   --
        -------
 Company Status    Priv.                Public
 --------------


4/20/94   $2.1 $0.9 $6.9  100    Completed
                                  Merger
                                 Friendly

         Deal Description
         ----------------
         Schreiber Foods (SF) acquired Arden International Kitchens (AIK) for an amended $11.8 mil in cash, or $3.90 per common share. SF had originally agreed to acquire AIK for $4 per share, or a total value of $12.1 mil.



         Target Business Description
         ---------------------------
         Produce frozen foods for



         Acquiror Business Description
         -----------------------------
         Produce meat and food products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target   Target
                                                                          Value                      Share-   Net      Net    Target
                                                                Equity    of       Price              holders Sales    Income   EBIT
   Date      Date                                               Value     Deal     Per     Shares    Equity   LTM      LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)    ($mil)   Share   Out.(mil)  ($mil)  ($mil)   ($mil) ($mil)
---------  ---------  ---------------   ---------------------   --------  -------- ------  --------- ------  -------- ------  ------
 5/23/94   12/19/94   Sandoz AG         Gerber Products Co      $3,685.7  $3,685.7 $53.00  69.5      $364.7  $1,202.5 $114.2  $184.0
          Advisor       Morgan Stanley    Wasserstein, Perella
          -------
   Company Status       Public            Public
   --------------


             Target
             EBITDA      Total                % of    Status/
   Date       LTM       Debt,Net   Total     Shares    Form/
Announced    ($mil)     of Cash    Assets     Acq.    Attitude
---------    -------    --------  --------   ------  ---------
 5/23/94      $226.0    $84.7     $1,013.9    100    Completed
                                                      Merger
                                                     Friendly

         Deal Description
         ----------------
         Sandoz completed its merger with Gerber Products (GP) in a transaction valued at $3.68 bil. Earlier, Sandoz had completed its tender offer for all the common shares of GP for $53 in cash per share, by accepting
         69.08 mil shares, or about 99.2% of GP's shares outstanding. The offer had been conditioned upon Sandoz receiving at least a majority of GP's stock. The transaction had been subject to regulatory approval, including the approval of the Federal Trade Commission under the Hart-Scott-Rodino Act, and the Superintendent of Insurance of New York.

         Target Business Description
         -----------------------------
         Manfr baby foods and products



         Acquiror Business Description
         -----------------------------
         Manufacture dyestuffs


 9/12/94 3/14/95 Kohlberg Kravis Roberts & Co Borden Inc            $2,222.9 $4,622.9 $13.61 170.3 $257.5 $5,498.2 ($114.2) $115.4
        Advisor    Morgan Stanley      Credit Suisse First Boston
        -------
 Company Status    Priv.               Public
 --------------




 9/12/94   --  $1,682.7 $4,055.9 100  Completed
                                       Merger
                                      Friendly

         Deal Description
         ----------------
         Kohlberg Kravis Roberts (KKR) merged with Borden (BN) in an amended stock swap valued at $4.643 bil, including $2.4 bil in the assumption of liabilities. The value included a 16.5% stake KKR acquired in Borden through a lockup agreement valued at $309.518 mil. Earlier, KKR had completed a tender offer to acquire all the shares of BN in exchange for 2.29146 RJR shares, valued at $13.606, per BN share held, by accepting 90 mil shares, or about 63.5% of BN's total shares outstanding. The offer had been conditioned upon a minimum of 41% of BN's shares being tendered.

         Target Business Description
         ---------------------------
         Produce dairy prods, snacks



         Acquiror Business Description
         -----------------------------
         Leverage buyout firm



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target  Target
                                                                         Value                       Share-   Net     Net
                                                                Equity    of      Price              holders Sales   Income
   Date      Date                                               Value    Deal      Per     Shares    Equity   LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)   ($mil)   Share   Out.(mil)  ($mil)  ($mil)  ($mil)
---------  ---------  ---------------   ---------------------   ------   -------- ------  ---------  ------  ------  ------
11/28/94    1/30/95   Campbell Soup Co  Pace Foods              $1,115.0 $1,115.0 --        --       $61.0   $230.0  $45.0
           Advisor      --                Goldman, Sachs & Co.
           -------
    Company Status      Public            Priv.
    --------------



              Target    Target
               EBIT     EBITDA     Total                % of        Status/
   Date        LTM        LTM    Debt,Net   Total     Shares       Form/
Announced     ($mil)    ($mil)   of Cash    Assets     Acq.       Attitude
---------     ------   --------  --------   ------  ---------  --------------
11/28/94      $42.4     $47.0       --      $112.7     100       Completed
                                                               Acq. of Assets
                                                                  Friendly

         Deal Description
         ----------------
         Campbell Soup acquired Pace Foods for $1.115 bil in cash.




         Target Business Description
         ---------------------------
         Produce pickled vegetables



         Acquiror Business Description
         -----------------------------
         Produce soups, food products


1/9/95 5/12/95 Pillsbury Co (Grand Met PLC) Pet Inc (Pillsbury/Grand Met) $2,636.5 $2,636.5 $26.00 100.4 $362.2 $1,576.3 $112.6
       Advisor    Morgan Stanley             Lazard Freres & Co.
       -------
Company Status    Sub.                       Sub.
--------------

 1/9/95 $216.7 $262.5 $528.1 $1,175.5 100 Completed
                                            Merger
                                           Friendly

         Deal Description
         ----------------
         Pillsbury, a unit of Grand Metropolitan (GM), completed its merger with Pet in a transaction valued at $2.636 bil. Earlier, Pillsbury completed its tender offer for all the outstanding common shares of Pet for $26 in cash per share, by accepting 95,364,543 shares, or 95% of Pet's common stock outstanding. The offer had been conditioned upon GM receiving at least 50% of Pet's shares outstanding, and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Dairy products, canned foods



         Acquiror Business Description
         -----------------------------
         Produce flour, grain mill prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                 Target   Target  Target
                                                                        Value                    Share-    Net     Net    Target
                                                                Equity   of    Price             holders  Sales   Income   EBIT
   Date     Date                                                Value   Deal    Per    Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror     Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------ ------------------------------ ------  ------ ------ ---------  ------  -------- ------  ------
 7/26/95   3/27/96  Shareholders Earthgrains Co (Anheuser-Busch)$309.8  $309.8 $30.38    10.2    $573.8  $1,664.6 ($25.7) ($31.2)
           Advisor      --           Dillon, Read
           -------
    Company Status      Priv.        Sub.
    --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
 7/26/95       --      $56.2     $1,130.1     100      Completed
                                                      Acquisition
                                                       Not Appl.


         Deal Description
         ----------------
         Anheuser-Busch (AB) completed the spin off its Earthgrains (EA) unit to shareholders in a transaction valued at $309.83 mil. Each AB common shareholder received 1 EA common share for every 25 AB shares held. EA's shares were valued based on EA's closing stock price of $30.375 on Mar 27, the first full trading day on a non-when issued basis. Earlier, EA was known as as Cambell Taggart.


         Target Business Description
         ---------------------------
         Baked goods, frozen foods


         Acquiror Business Description
         -----------------------------
         Investor group

8/29/96 ConAgra Inc Gilroy Foods Inc $132.0 $132.0 --  --  --  $200.0 --  --
Advisor  --          --
-------
Company Status    Public      Sub.
--------------

3/15/96  --     --      --       100    Completed
                                      Acq. of Assets
                                         Friendly

         Deal Description
         ----------------
         ConAgra acquired Gilroy Foods, a unit of McCormick, for $132 mil in cash.


         Target Business Description
         ---------------------------
         Produce dried fruits


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                              Target   Target  Target
                                                                      Value                   Share-    Net     Net    Target
                                                              Equity   of    Price            holders  Sales   Income   EBIT
   Date     Date                                              Value   Deal    Per   Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror           Target                 ($mil)  ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------------ ---------------------  ------  ------ ------ --------- ------  -------  ------  --------
6/30/97   12/23/97  JP Foodservice Inc Rykoff-Sexton Inc      $770.6  $1,510 $24.41    28.0   $336.0  $519.9   ($60.2)  ($79.5)
          Advisor     PaineWebber        Merrill Lynch & Co.
          -------
   Company Status     Public             Public
   --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
6/30/97     ($73.0)  $483.2     $1,217.2    100      Completed
                                                         Merger
                                                       Friendly


         Deal Description
         ----------------
         JP Foodservice (JP) merged with Rykoff-Sexton (RS) in a merger-of-equals stock swap transaction valued at an amended $1.436 bil, including the assumption of $740 mil in liabilities. JP offered an amended .775 common shares per RS share. Originally, JP offered .82 common shares per RS share. Based on JP's closing stock price of $31.5 on June 27, the last full trading day prior to the announcement of amended terms, each RS share was valued at $24.4125. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Wholesale grocery products

         Acquiror Business Description
         -----------------------------
         Wholesale groceries

3/11/98 Shareholders Campbell Soup-Noncore Bus(7) $1,004  $1,004.8 $22.13  45.4  --   $1,400   --   --
9/9/97
Advisor --              Goldman, Sachs & Co.
-------
Company Status    Priv.        Sub.
--------------
9/9/97  --     --      --      100    Completed
                                      Acquisition
                                       Not Appl.

         Deal Description
         ----------------
         Campbell Soup (CS) spun off its 7 noncore businesses including the Swanson frozen dinner and Vlasic pickle brands into a new company named Vlasic Foods (VF) to its shareholders in a transaction valued at $1.004 bil. CS shareholders received 1VF common share for every 10 CS shares held. The shares were valued based on VF's closing stock price of $22.125 on March 11, the first full trading day on which the shares were distributed.

         Target Business Description
         ---------------------------
         Produce, whl soups, food prods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                                 Target   Target
                                                                                         Value                   Share-    Net
                                                                                  Equity   of   Price            holders   Sales
   Date     Date                                                                   Value   Deal  Per    Shares   Equity    LTM
Announced Effective Acquiror                      Target                          ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)
--------- --------- ----------------------------- ------------------------------  ------ ------ ------ --------- -------  ------
 9/18/97   1/16/98  Chiquita Brands International Stokely USA Inc                 $10.9  $42.9  $1.00    11.4     $6.1    $178.9
         Advisor     No Investment Bank Retained    Donaldson, Lufkin & Jenrette
         -------
  Company Status     Public                         Public
  --------------


           Target
             Net   Target  Target
           Income  EBIT    EBITDA    Total               % of      Status/
   Date      LTM    LTM     LTM    Debt, Net  Total     Shares     Form/
Announced  ($mil)  ($mil)  ($mil)   of Cash   Assets      Acq.     Attitude
---------  ------  ------  ------  --------   --------  ---------  -----------
 9/18/97   ($19.4) ($8.9)  ($2.9)   $74.7      $116.5      100      Completed
                                                                      Merger
                                                                     Friendly



         Deal Description
         ----------------
         Chiquita Brands International (CBI) acquired all the outstanding common stock of Stokely USA (SU) in exchange for $1 in common stock per share, or a total value of approximately $43.389 mil, including the assumption of about $32 mil in liabilities.



         Target Business Description
         ------------------------------
         Prod canned fruits, vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits

9/29/97 12/1/97 Suiza Foods Corp                Morningstar Group Inc  $855.9 $1,035.9 $45.85 15.4 $99.4  $497.6
       Advisor    Donaldson, Lufkin & Jenrette  Goldman, Sachs & Co.
       -------
Company Status    Public                        Public
--------------


9/29/97  $18.2  $38.9  --  178.5  $352.3 100  Completed
                                                Merger
                                               Friendly


         Deal Description
         ----------------
         Suiza Foods (SF) acquired Morningstar Group (MG) in a stock swap transaction valued at approximately $971.957 mil, including the assumption of $180 mil in liabilities. SF offered .85 SF common shares per MG share. Based on SF's closing stock price of $53.9375 on Sep 26, the last full trading day prior to the announcement, each MG share was valued at $45.85. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Produce dairy products



         Acquiror Business Description
         -----------------------------
         Produce milk, related prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of    Price           holders   Sales  Income
   Date     Date                                                             Value   Deal    Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                      Target                    ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ----------------------------- ------------------------  ------ ------ ------ --------- ------  -------  ------
 10/1/97  12/9/97   Chiquita Brands International American Fine Foods Inc   $27.0   $29.0   --      --      $25.6   $79.8    $3.6
         Advisor      --                            JP Morgan & Co. Inc.
         -------
  Company Status      Public                        Priv.
  --------------



           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt,Net    Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash     Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------  -----------
 10/1/97     --      --      --        $52.0       100      Completed
                                                              Merger
                                                             Friendly


         Deal Description
         ----------------
         Chiquita Brands International acquired all the outstanding stock of American Fine Foods for $29 mil. The consideration consisted of $27 mil in common stock and the assumption of $2 mil in liabilities. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce canned vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits


       3/31/98 Agrilink Foods (Pro-Fac) Delagra Corp $6.9  $6.9 --  --  --  --
       Advisor    --                      --
       -------
Company Status    Sub.                    Priv.
--------------


          --     --     --     100    Completed
2/18/98                              Acq. of Assets
                                        Friendly



         Deal Description
         ----------------
         Pro-Fac Cooperative Inc, acquired Delagra Corp (DE). Terms were not disclosed. Upon completion, DE was to be incorporated to AF's Curtice Burns Foods subsidiary.



         Target Business Description
         ---------------------------
         Produce frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of   Price            holders  Sales  Income
   Date     Date                                                             Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                         ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ------------------------------ ------ ------ ------ --------- ------  -------  ------
 5/8/98    6/15/98  Agrobios (Desc SA de CV) Authentic Specialty Foods Inc  $141.9 $141.9 $17.00   8.0      $40.5   $37.2    ($0.6)
          Advisor     JP Morgan & Co. Inc.     Donaldson, Lufkin & Jenrette
          -------
   Company Status     Sub.                     Public
   --------------


           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt, Net   Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------   ---------
 5/8/98     ($0.4)  $0.8     $10.2     $58.8        100     Completed
                                                              Merger
                                                             Friendly

         Deal Description
         ----------------
         Agrobios (AB), a unit of Desc SA de CV, acquired all the outstanding common stock of Authentic Specialty Foods Inc (ASF) for $17 in cash per share, or a total value of $141.876 mil. Earlier, AB completed its tender offer for ASF by accepting 7.8 million shares, or 89% of ASF's shares outstanding. The offer had been conditioned upon at least 66.67% of ASF's shares being tendered on a fully-diluted basis.


         Target Business Description
         ---------------------------
         Whl, mnfr Mexican foods



         Acquiror Business Description
         -----------------------------
         Mnfr, whl foods products



7/21/98 Agrilink Foods (Pro-Fac) JA Hopay Distributing Co --  --  --  --  --  $8.0 --
Advisor     --                      --
-------
Company Status     Sub.                    Priv.
--------------

7/21/98  --  --  --  --  100   Completed
                             Acq. of Assets
                                Friendly

         Deal Description
         ----------------
         Agrilink Foods, a unit of Pro-Fac Cooperative Inc, acquired JA Hopay Distributing Co.




         Target Business Description
         ---------------------------
         Distribution of snack foods



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                         Target   Target  Target
                                                                                 Value                   Share-    Net      Net
                                                                          Equity   of   Price            holders  Sales  Income
   Date     Date                                                           Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                       ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ---------------------------- ------ ------ ------ --------- ------  -------  ------
7/27/98    9/24/98  Agrilink Foods (Pro-Fac) Dean Foods Co-Vegetable Ops  $480.0 $482.0   --      --       --     $620.6    --
          Advisor     -                        Merrill Lynch & Co.
          -------
   Company Status     Sub.                     Sub.
   --------------



           Target  Target
           EBIT    EBITDA    Total                 % of        Status/
   Date     LTM     LTM    Debt, Net   Total      Shares       Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.       Attitude
---------  ------  ------  --------   --------  ---------  --------------
7/27/98    $42.4     --       --         --        100        Completed
                                                           Acq. of Assets
                                                              Friendly

         Deal Description
         ----------------
         Agrilink Foods (AF), a unit of Pro-Fac Cooperative Inc, acquired the vegetable operations of Dean Foods Co for an estimated $370 mil in cash, a $30 mil note and AF's aseptic foods business. Included in the acquisition were the Birds Eye, Freshlike and VegAll brand names.



         Target Business Description
         ---------------------------
         Mnfr frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables


*Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

DISCOUNTED CASH FLOW ANALYSIS

                  UNITED FOODS - DISCOUNTED CASH FLOW ANALYSIS
                    0% GROWTH SCENARIO - PER SHARE VALUATION

CAPITAL EXPENDITURES AT 100% OF MANAGEMENT'S PROJECTIONS

                                        COST SAVINGS (000'S)
                      -------------------------------------------------
                       -              $500         $750          $1,000
                      -------------------------------------------------
                                 DISCOUNT RATE
           5.0x        $0.56         $0.99         $1.21         $1.42
   8%      6.0x        $1.85         $2.33         $2.58         $2.82
           7.0x        $3.15         $3.68         $3.94         $4.21

           5.0x        $(0.11)       $0.29         $0.49         $0.69
  10%      6.0x        $1.07         $1.51         $1.74         $1.96
           7.0x        $1.44         $1.90         $2.12         $2.35

 CAPITAL EXPENDITURES AT 75% OF MANAGEMENT'S PROJECTIONS

                                        COST SAVINGS (000'S)
                          -------------------------------------------------
                             -           $500         $750          $1,000
                          -------------------------------------------------
                                 DISCOUNT RATE
               5.0x         $1.63         $2.06         $2.27         $2.49
    8%         6.0x         $2.92         $3.40         $3.64         $3.88
               7.0x         $4.21         $4.74         $5.01         $5.27

               5.0x         $0.90         $1.30         $1.50         $1.70
   10%         6.0x         $2.08         $2.53         $2.75         $2.97
               7.0x         $2.40         $2.86         $3.09         $3.31

 CAPITAL EXPENDITURES AT 50% OF MANAGEMENT'S PROJECTIONS

                                        COST SAVINGS (000'S)
                           -------------------------------------------------
                             -            $500          $750          $1,000
                           -------------------------------------------------
                                 DISCOUNT RATE
               5.0x         $2.69         $3.12         $3.34         $3.55
    8%         6.0x         $3.98         $4.47         $4.71         $4.95
               7.0x         $5.28         $5.81         $6.07         $6.34

               5.0x         $1.91         $2.31         $2.51         $2.71
   10%         6.0x         $3.09         $3.54         $3.76         $3.98
               7.0x         $3.36         $3.82         $4.05         $4.28

                                                              J.C.Bradford & Co.

DISCOUNTED CASH FLOW ANALYSIS

UNITED FOODS - DISCOUNTED CASH FLOW ANALYSIS

2.5% GROWTH SCENARIO - PER SHARE VALUATION

CAPITAL EXPENDITURES AT 100% OF MANAGEMENT'S PROJECTIONS


                                           COST SAVINGS (000'S)
                           -------------------------------------------------
                              -           $500          $750          $1,000
                           -------------------------------------------------
                                 DISCOUNT RATE
               5.0x         $1.16         $1.59         $1.81         $2.02
    8%         6.0x         $2.62         $3.10         $3.34         $3.59
               7.0x         $4.09         $4.62         $4.88         $5.15

               5.0x         $0.42         $0.82         $1.02         $1.22
   10%         6.0x         $1.76         $2.20         $2.43         $2.65
               7.0x         $2.20         $2.66         $2.88         $3.11

CAPITAL EXPENDITURES AT 75% OF MANAGEMENT'S PROJECTIONS

                                      COST SAVINGS (000'S)
                           -------------------------------------------------
                              -            $500          $750        $1,000
                           -------------------------------------------------
                                 DISCOUNT RATE
               5.0x         $2.22         $2.66         $2.87         $3.09
    8%         6.0x         $3.69         $4.17         $4.41         $4.65
               7.0x         $5.15         $5.68         $5.95         $6.21

               5.0x         $1.43         $1.83         $2.03         $2.24
   10%         6.0x         $2.77         $3.21         $3.44         $3.66
               7.0x         $3.16         $3.62         $3.84         $4.07

CAPITAL EXPENDITURES AT 50% OF MANAGEMENT'S PROJECTIONS

                                      COST SAVINGS (000'S)
                           -------------------------------------------------
                             -            $500          $750          $1,000
                           -------------------------------------------------
                                 DISCOUNT RATE
               5.0x         $3.29         $3.72         $3.94         $4.15
    8%         6.0x         $4.75         $5.23         $5.48         $5.72
               7.0x         $6.22         $6.75         $7.01         $7.28

               5.0x         $2.45         $2.85         $3.05         $3.25
   10%         6.0x         $3.78         $4.23         $4.45         $4.67
               7.0x         $4.12         $4.58         $4.81         $5.03

                                                              J.C.Bradford & Co.

DISCOUNTED CASH FLOW ANALYSIS
UNITED FOODS, INC.

EBITDA (1980-1999)

HISTORICAL

    1980       1981     1982      1983      1984       1985       1986      1987      1988      1989      1990      1991      1992
---------------------------------------------------------------------------------------------------------------------------------

   8,965    10,851    11,764    15,698    13,341     12,776      7,142     5,487      251      9,340    19,876    14,835    10,918
              21.0%      8.4%     33.4%    (15.0%)     (4.2%)    (44.1%)   (23.2%)  (95.4%)   3621.1%    112.8%    (25.4%)   (26.4%)


  1993       1994     1995      1996      1997      1998      1999             3 Year     5 year    10 Year
  ---------------------------------------------------------------------------------------------------------

  9,018     9,291    13,621    10,276    12,531    12,127    12,936   Avg.      12,531    12,298    12,543
 (17.4%)      3.0%     46.6%    (24.6%)    21.9%     (3.2%)     6.7%  CAGR         1.6%     (1.3%)    (4.7%)


SMOOTHED (3-YEAR)

    1980    1981     1982      1983      1984      1985      1986      1987      1988        1989       1990      1991      1992
    ----------------------------------------------------------------------------------------------------------------------------
                   10,527    12,771    13,601    13,938    11,086     8,468     4,293       5,026      9,822    14,684    15,210
                               21.3%      6.5%      2.5%    (20.5%)   (23.6%)   (49.3%)      17.1%      95.4%     49.5%      3.6%

  1993     1994      1995     1996      1997      1998       1999               3 Year     5 year   10 Year
  ---------------------------------------------------------------------------------------------------------
11,590     9,742    10,643    11,063    12,143    11,645    12,531    Avg.      12,106    11,605    11,907
 (23.8%)   (15.9%)     9.2%      3.9%      9.8%     (4.1%)     7.6%   CAGR         1.6%      4.2%      2.7%


DEPRECIATION

 HISTORICAL

   1980   1981     1982    1983    1984    1985     1986      1987    1988    1989    1990    1991    1992    1993    1994    1995
   ---------------------------------------------------------------------------------------------------------------------------------
  2,832   2,578   2,565   3,391    3,445   3,415    3,354    3,402   4,059   5,352   5,777   6,086   6,249    6,104   6,005   6,637
           (9.0%)  (0.5%)  32.2%     1.6%   (0.9%)   (1.8%)    1.4%   19.3%   31.9%    7.9%    5.3%    2.7%    (2.3%)  (1.6%)  10.5%


  1996    1997     1998    1999            3 Year   5 year    10 Year
---------------------------------------------------------------------
 7,362    7,859   7,285   7,266      Avg.  7,470     7,282     6,663
  10.9%     6.8%   (7.3%)  (0.3%)   CAGR    (3.8%)     2.3%      2.6%

 SMOOTHED (3-YEAR)

    1980  1981   1982     1983    1984     1985    1986      1987     1988    1989     1990    1991    1992    1993    1994     1995
    --------------------------------------------------------------------------------------------------------------------------------
                2,658   2,845    3,134   3,417    3,405    3,390    3,605    4,271   5,063   5,738   6,037   6,146   6,119    6,249
                          7.0%    10.2%    9.0%    (0.4%)   (0.4%)    6.3%    18.5%   18.5%   13.3%    5.2%    1.8%   (0.4%)    2.1%


   1996    1997     1998     1999             3 Year     5 year    10 Year
   -----------------------------------------------------------------------
  6,668   7,286    7,502   7,470       Avg.   7,419     7,035     6,428
    6.7%    9.3%     3.0%   (0.4%)    CAGR      1.3%      4.6%      4.4%

CAP EX

HISTORICAL

  1980     1981     1982      1983    1984       1985     1986      1987      1988       1989     1990     1991     1992     1993
  ----------------------------------------------------------------------------------------------------------------------------------
  1,914    1,686    3,220    16,276   3,982     5,127    5,979     11,455    22,795     5,957     6,794    9,940    2,363    4,948
           (11.9%)   91.0%    405.5%  (75.5%)    28.8%    16.6%      91.6%     99.0%    (73.9%)    14.1%    46.3%   (76.2%)  109.4%


  1994     1995      1996       1997      1998      1999           3 Year    5 year    10 Year
----------------------------------------------------------------------------------------------
  9,133   9,874    11,914       533      4,774     17,500     Avg.  7,602     8,919    7,777
   84.6%    8.1%     20.7%    (95.5%)    795.7%     266.6%   CAGR   473.0%     15.4%    11.1%

SMOOTHED (3-YEAR)

   1980  1981     1982   1983     1984     1985     1986     1987     1988     1989      1990     1991      1992     1993     1994
   --------------------------------------------------------------------------------------------------------------------------------
                2,273  7,061    7,826    8,462    5,029    7,520   13,410    13,402    11,849    7,564    6,366     5,750    5,481
                       210.6%    10.8%     8.1%   (40.6%)   49.5%    78.3%     (0.1%)   (11.6%)  (36.2%)  (15.8%)    (9.7%)   (4.7%)


    1995      1996        1997      1998     1999              3 Year    5 year    10 Year
------------------------------------------------------------------------------------------
  7,985     10,307      7,440     5,740     7,602     Avg.     6,928     7,815     7,608
   45.7%      29.1%     (27.8%)   (22.8%)    32.4%    CAGR       1.1%     (1.2%)    (4.8%)

                                                             J.C. BRADFORD & CO.

DISCOUNTED CASH FLOW ANALYSIS


UNITED FOODS, INC.
CALCULATION OF WEIGHTED AVERAGE COST OF CAPITAL


                                                 (in thousands except per share)

Weighted Average Cost of Capital (WACC) = (Equity % of Capitalization) (Cost of Equity) + (Debt % of Capitalization)(Cost of Debt)

                             32.1% Equity (19.98%) + 67.9% Debt (5.58%)

                                    10.2%

              Cost of Equity                                                Data Used
              --------------                                                ---------
      Cost of Equity  = R(f)+ B (R(m)-  R(f))                         Capital Asset Pricing Model               (a)

      Risk Free Rate  = R(f)                                          10 Year Treasury Yield =            4.49% (b)

      Beta of Common Stock  = B                                       UFD Beta =                            1.3 (c)

      Market Risk Premium  = (R(m)-  R(f))                            Common Stock Returns
                                                                      over Int.-term Gov't Bonds  =        8.9% (d)
           Cost of Equity  =4.5% + 1.3(*)(8.9%) + 3.5%                Micro-Cap Stock Premium              3.5%
                                                                      Cost of Debt =                 (1-T)(*)Ri (e)

                    Cost of Equity =          20.0%                   Cost of Debt  =   5.6%

              Capitalization (f)=$20,430 of Market Equity + $43,249
                          of Long Term Debt = $63,679

                           =32.1% Equity + 67.9% Debt

(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b)  10 Year Treasury as of 9/30/98.

(c)  Beta estimate taken from Value Line Investment Survey.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e)  Interest cost of 9.00%, tax adjusted at 38.0%.

(f) Assumes UFD has a targeted capital structure of 32.1% equity and 67.9% debt.


                                                             J.C. BRADFORD & CO.

DISCOUNTED CASH FLOW ANALYSIS


UNITED FOODS, INC. -- Projection Model (0% Growth)
Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

                            (Numbers in Thousands)

           (Fiscal Year Ended February)

            11/12/98  11:17 AM                                  2000         2001       2002        2003         2004
           EBITDA                                            $  12,938    $  12,938   $ 12,938    $ 12,938    $ 12,938

           Depreciation and amortization                         7,268        7,268      7,268       7,268       7,268
           Interest expense                                      4,511        4,304      4,186       4,110       4,031
                                                             ---------    ---------   --------     --------   --------
             Pre-tax income                                      1,159        1,366      1,484       1,560       1,639
           Provision for income taxes                              440          519        564         593         623
                                                             ---------    ---------   --------    --------    --------
           Net income                                              718          847        920         967       1,016
                                                             =========    =========   ========    ========    ========
               Add: Depreciation & amortization                  7,268        7,268      7,268       7,268       7,268
               Add: After-tax interest expense                   2,797        2,668      2,595       2,548       2,499
               Less: Net additions to working capital (1)            -            -          -           -           -
               Less: Capital expenditures                       (7,268)      (7,268)    (7,268)     (7,268)     (7,268)
                                                             ---------    ---------   --------    --------    --------
                   Operating cash flow                       $   3,515     $  3,515   $  3,515    $  3,515    $  3,515
                                                             =========    =========   ========    ========    ========
                     Cash flow growth                                           0.0%       0.0%        0.0%        0.0%




                                    EQUITY VALUATION MATRIX(2)

                 Discount           YEAR 2004 EBITDA Exit Multiple
                  Rate(3)        5.0x             6.0x           7.0x    8.0x
                    8.0%    $    3,815     $     12,620  $    21,426   $ 30,231
                   10.0%          (754)           7,279       15,312     23,346
                   12.0%        (4,869)           2,472        9,814     17,155
                                                                       --------
               Average Valuation of Equity                             $ 11,487
                                                                       --------


                    PER SHARE EQUITY VALUATION MATRIX(2) (4)

                 Discount                YEAR 2004 EBITDA Exit Multiple
                  Rate(3)        5.0x         6.0x             7.0x        8.0x

                    8.0%     $    0.56     $       1.85   $      3.15  $   4.44
                   10.0%     $   (0.11)    $       1.07   $      2.25  $   3.43
                   12.0%     $   (0.71)    $       0.36   $      1.44  $   2.52
                                                                       --------
           Average Per Share Valuation of Equity                       $   1.69
                                                                       --------


(1) Excluding cash and short-term debt.
(2) Less total capital liab. (net of cash) of $54,248
(3) Discount rates are near estimates of WACC.
(4) Based on 6.8 million shares outstanding.


                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP


UNITED FOODS, INC. -- Projection Model (0% Growth)
Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)           Historical                            Projected
                                          1999          2000        2001       2002        2003        2004
                                          ----          ----        ----       ----        ----        ----
Revenues                               $ 211,839    $ 211,839   $ 211,839   $ 211,839   $ 211,839   $ 211,839
Cost of sales                            172,486      172,486     172,486     172,486     172,486     172,486
                                         -------      -------     -------     -------     -------     -------

Gross profit                              39,353       39,353      39,353      39,353      39,353      39,353

General and administrative, net dep       10,093       10,093      10,093      10,093      10,093      10,093
Direct selling expenses                   16,322       16,322      16,322      16,322      16,322      16,322
                                          ------       ------      ------      ------      ------      ------

Total operating expenses                  26,415       26,415      26,415      26,415      26,415      26,415

EBITDA                                    12,938       12,938      12,938      12,938      12,938      12,938

Depreciation                               7,268        7,268       7,268       7,268       7,268       7,268
                                         -------      -------     -------     -------     -------     -------

Total depreciation & amortization          7,268        7,268       7,268       7,268       7,268       7,268

Total operating income                     5,670        5,670       5,670       5,670       5,670       5,670

Interest expense                           4,179        4,511       4,304       4,186       4,110       4,031
Interest (income)                             --           --          --          --          --          --
Minority interest expense (income)            --           --          --          --          --          --
Other expense                                 --           --          --          --          --          --
Other (income)                                (4)          --          --          --          --          --
                                          ------       ------      ------      ------      ------      ------

Other expenses (income)                    4,175        4,511       4,304       4,186       4,110       4,031

Pre-tax income                             1,495        1,159       1,366       1,484       1,560       1,639
Provision for income taxes                   575          440         519         564         593         623
                                          ------       ------      ------      ------      ------      ------
Net income                                $  920       $  718      $  847      $  920      $  967      $1,016
                                          ======       ======      ======      ======      ======      ======



                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED BALANCE SHEETS

(Numbers in Thousands)
(Fiscal Year Ended February)

                                   HISTORICAL                              PROJECTED
                                      1999         2000        2001          2002        2003          2004
                                      ----         ----        ----          ----        ----          ----
ASSETS
Cash                              $   3,723    $   1,281    $     100    $     100    $     100    $     100
Accounts receivable                  18,771       18,771       18,771       18,771       18,771       18,771
Inventory                            36,217       36,217       36,217       36,217       36,217       36,217
Prepaid expenses                      3,508        3,508        3,508        3,508        3,508        3,508
Deferred income taxes                 1,238        1,238        1,238        1,238        1,238        1,238
                                  ---------    ---------    ---------    ---------    ---------    ---------

Total current assets                 63,457       61,015       59,834       59,834       59,834       59,834

Land                                 12,562       12,562       12,562       12,562       12,562       12,562
Gross plant and equip               130,878      138,146      145,414      152,682      159,950      167,218
Accumulated depreciation            (81,354)     (88,622)     (95,890)    (103,158)    (110,426)    (117,694)
                                  ---------    ---------    ---------    ---------    ---------    ---------

Net P,P&E                            62,086       62,086       62,086       62,086       62,086       62,086

Fixed assets held for disposal          804          804          804          804          804          804
Notes & accounts receivable              50           50           50           50           50           50
Deferred charges & other assets         723          723          723          723          723          723
                                  ---------    ---------    ---------    ---------    ---------    ---------

Total assets                      $ 127,120    $ 124,678    $ 123,497    $ 123,497    $ 123,497    $ 123,497
                                  =========    =========    =========    =========    =========    =========



                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.--PROJECTION MODEL (0% GROWTH)

PROJECTED BALANCE SHEETS

(Numbers in Thousands)
(Fiscal Year Ended February)

                                           HISTORICAL                                   PROJECTED
                                              1999              2000         2001          2002         2003          2004
                                              ----              ----         ----          ----         ----          ----
LIABILITIES & EQUITY
Current maturities & short-term debt         $ 3,160           $ 2,509      $ 10,781      $ 1,455       $ 1,584     $ 25,839
Accounts payable                              10,850            10,850        10,850       10,850        10,850       10,850
Accrued liabilities                            6,911             6,911         6,911        6,911         6,911        6,911
Income taxes payable                             135               135           135          135           135          135
                                              ------            ------        ------       ------        ------       ------

Total current liabilities                     21,056            20,405        28,677       19,351        19,480       43,735


Long term debt
     Revolver                                      -                 -           481       10,341        10,829       11,397
     Long term debt                           57,971            54,811        52,302       41,521        40,066       38,482
     Line of credit                                -                 -             -            -             -            -
                                              ------            ------        ------       ------        ------       ------

     Total debt                               57,971            54,811        52,783       51,862        50,895       49,879
     Less current portion                     (3,160)           (2,509)      (10,781)      (1,455)       (1,584)     (25,839)
                                              ------            ------        ------       ------        ------       ------

     Total long-term debt                     54,811            52,302        42,002       50,407        49,311       24,040

Deferred income taxes                          4,585             4,585         4,585        4,585         4,585        4,585
                                              ------            ------        ------       ------        ------       ------

Total liabilities                             80,452            77,292        75,264       74,343        73,376       72,360

Common stock                                   6,810             6,810         6,810        6,810         6,810        6,810
Additional paid-in-capital                     3,993             3,993         3,993        3,993         3,993        3,993
Retained earnings                             35,865            36,583        37,430       38,351        39,318       40,334
                                              ------            ------        ------       ------        ------       ------

Total stockholders' equity                    46,668            47,386        48,233       49,154        50,121       51,137
                                              ------            ------        ------       ------        ------       ------

Total liabilities & equity                 $ 127,120         $ 124,678     $ 123,497    $ 123,497     $ 123,497    $ 123,497
                                           =========         =========     =========    =========     =========    =========


                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING DISCOUNT

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED CASH FLOW STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                         PROJECTED
                                                    2000         2001       2002        2003        2004
                                                    ----------------------------------------------------

Cash flows from operating activities:
     Net income                                   $    718    $    847    $    920    $    967    $  1,016
     Depreciation                                    7,268       7,268       7,268       7,268       7,268
                                                    ------------------------------------------------------

Net cash provided by operating activities            7,986       8,115       8,188       8,235       8,284

Cash flows from investing activities
     Capital expenditures (net of dispositions)     (7,268)     (7,268)     (7,268)     (7,268)     (7,268)
                                                    ------------------------------------------------------

Net cash provided by investing activities           (7,268)     (7,268)     (7,268)     (7,268)     (7,268)

Cash flows from financing activities
     Repayment of debt                              (3,160)     (2,509)    (11,262)     (2,422)     (2,600)
     Drawdown on revolver                               --         481      10,341       1,455       1,584
                                                    ------------------------------------------------------

Net cash provided by financing activities           (3,160)     (2,028)       (920)       (967)     (1,016)
                                                    ------------------------------------------------------

Net additions to cash                             $ (2,442)   $ (1,181)   $      0    $      0    $      0
                                                    ======================================================

Beginning cash balance                               3,723       1,281         100         100         100
Ending cash balance                                  1,281         100         100         100         100

                                                             J.C. BRADFORD & CO.

PREMIUM ANALYSIS

                 United Foods, Inc.
                 M&A Premium Analysis

                 BASED ON ADJUSTED AVERAGE PREMIUM (1 WEEK BEFORE ANNOUNCEMENT)

                                                                           IMPLIED
                       CLASS        DATE         PREMIUM       PRICE     OFFER PRICE
                       -------------------------------------------------------------

                        A             9/9/98       36.73%       $2.63        $3.60
                        B             9/9/98       36.73%       $2.81        $3.84


                       Percentage of transactions with premiums below 20% is 30.7%.

                       BASED ON ADJUSTED AVERAGE PREMIUM (4 WEEKS BEFORE ANNOUNCEMENT)

                                                                           IMPLIED
                       CLASS        DATE         PREMIUM       PRICE     OFFER PRICE
                       -------------------------------------------------------------
                        A             8/17/98       42.80%       $2.94        $4.20
                        B             8/17/98       42.80%       $3.00        $4.28


                        Percentage of transactions with premiums below 20% is 20.9%.


                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

                                PREMIUM ANALYSIS

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  08/28/96        01/03/96      Recoton Corp                      International Jensen Inc            109.1         11.00
  04/30/96        01/08/96      Lockheed Martin Corp              Loral Corp                         8762.4         38.00
  04/30/96        01/09/96      CompuWare Corp                    Technalysis Corp                     32.6         14.00
  07/30/96        01/11/96      National Golf Properties Inc      Golf Enterprises Inc                 82.9         12.00
  02/26/96        01/16/96      Multicare Cos Inc                 Concord Health Group                126.9          7.35
  04/10/96        01/16/96      Depuy Inc(Corange Ltd)            Orthopedic Technology Inc            45.2         10.43
  04/11/96        01/22/96      Farnell Electronics PLC           Premier Industrial Corp            2722.7         32.92
  05/09/96        01/23/96      Spartech Corp                     Portage Industries Corp              15.8          6.60
  07/16/96        01/24/96      First Maryland Bancorp,MD         1st Washington Bancorp Inc           81.9          8.13
  03/29/96        01/24/96      Cisco Systems Inc                 TGV Software Inc                     92.4         15.57
  04/08/96        01/29/96      WH Brady Co                       Varitronic Systems Inc               42.5         17.50
  03/04/96        01/31/96      IBM Corp                          Tivoli Systems Inc                  709.8         47.50
  06/19/96        02/05/96      Bay View Capital,San Mateo,CA     CTL Credit Inc                       65.0         18.00
  05/01/96        02/12/96      Honeywell Inc                     Duracraft Corp                      286.7         43.50
  09/18/96        02/13/96      Jacor Communications Inc          Citicasters(American Finl Grp)      767.6         29.50
  07/12/96        02/13/96      Horizon/CMS Healthcare Corp       Medical Innovations Inc              30.3          1.85
  07/01/96        02/13/96      LBO Enterprises                   S-K-I Ltd                           135.3         18.00
  03/20/96        02/14/96      Unilever NV                       Helene Curtis Industries Inc        737.4         70.00
  05/14/96        02/15/96      Genstar Capital Partners II LP    Andros Inc                           92.6         18.00
  04/29/96        02/15/96      NationsBank Corp,Charlotte,NC     LDI Corp                             28.1          4.10
  05/30/96        02/16/96      Tosco Corp                        Circle K Corp                       983.0         30.81
  06/13/96        02/16/96      Marriott International Inc        Forum Group Inc                     622.3         13.00
  07/01/96        02/23/96      Silicon Graphics Inc              Cray Research Inc                   770.0         30.00
  09/16/96        02/26/96      Maxxim Medical Inc                Sterile Concepts Inc                140.2         20.00
  06/18/96        02/26/96      HS Resources Inc                  Tide West Oil Co                    201.3         15.91
  07/10/96        02/29/96      TBC Corp                          Big O Tires Inc                      56.6         16.50
  04/08/96        03/04/96      Lilly Industries Inc              Guardsman Products Inc              227.8         23.00
  09/27/96        03/13/96      Keystone Consolidated Inds Inc    DeSoto Inc                           36.1          7.65
  10/31/96        03/20/96      Mercantile Bancorp,St Louis,MO    Todays Bancorp Inc                   88.8         31.81
  10/04/96        03/26/96      Camco Financial,Cambridge,OH      First Ashland Financial Corp         29.0         20.58
  08/01/96        03/28/96      Koninklijke Ahold NV              Stop & Shop Cos                    2870.8         33.50
  07/02/96        03/29/96      Motor Wheel Corp                  Hayes Wheels International Inc      563.8         32.00
  10/21/96        03/29/96      ISB Financial,New Iberia,LA       Jefferson Bancorp,Gretna,LA          52.0         23.00

    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
     57.14        49.15
      7.42         8.19
     16.67        16.67
     45.46        45.46
     43.42        58.92
     43.89        49.03
     35.75        34.37
     78.98        78.98
     51.16        44.44
     70.63        73.00
     79.49        62.79
     25.00        41.79
     82.28        69.41
     50.00        68.12
     15.69        28.26
     18.40         5.71
     44.00        39.81
     30.23        71.78
     24.14        35.85
     21.48        49.09
     42.47        68.82
      8.33        44.44
     21.21        20.60
     60.00        55.34
     44.64        51.52
      7.32        12.82
     32.37        57.27
     53.00        80.00
     23.53        31.18
     28.61        34.93
     27.01        45.65
     33.33        43.02
     16.46        18.71


                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  08/07/96        03/29/96      Abbott Laboratories               MediSense Inc                       821.6         45.00
  07/19/96        04/01/96      Aetna Life & Casualty Co          US Healthcare Inc                  8939.0         57.00
  10/15/96        04/10/96      Toronto-Dominion Bank             Waterhouse Investor Services        526.0         38.00
  06/04/96        04/22/96      El Paso Field Svcs(El Paso)       Cornerstone Natural Gas Co           96.6          6.00
  07/18/96        04/22/96      Reynolds & Reynolds Co            Duplex Products Inc                  90.1         12.00
  09/30/96        04/22/96      Pinnacle Banc Grp,Oak Brook,IL    Financial Security,Chicago,IL        42.6         28.50
  07/10/96        04/22/96      Cisco Systems Inc                 StrataCom Inc                      4833.5         57.50
  06/03/96        04/22/96      K-III Communications Corp         Westcott Communications Inc         438.9         21.50
  10/21/96        04/23/96      Security Banc Corp,OH             Third Financial Corp,Piqua,OH        43.9         33.41
  10/01/96        04/25/96      Investor Group                    Sterling Chemicals Inc              798.4         12.00
  10/14/96        04/29/96      Fidelity Financial of Ohio Inc    Circle Finl,Sharonville,Ohio         27.8         38.00
  09/03/96        04/29/96      Hubco Inc,Mahwah,New Jersey       Hometown Bancorporation Inc,CT       31.9         17.75
  03/27/97        04/29/96      Provident Cos                     Paul Revere Corp(Textron Inc)      1171.1         26.00
  08/14/96        05/07/96      Tiger Real Estate Fund LP         Kahler Realty Corp                  222.7         17.00
  10/01/96        05/10/96      HF Bancorp Inc,Hemet,CA           Palm Springs Savings Bank, CA        17.3         14.38
  08/30/96        05/13/96      Getinge Industrier AB             MDT Corp                             70.3          5.50
  11/15/96        05/16/96      Metrocall Inc                     A+ Network Inc                      345.1         21.10
  07/23/96        05/20/96      General Electric Capital Svcs     AmeriData Technologies Inc          454.8         16.00
  08/29/96        05/20/96      Finova Group Inc                  Financing for Science Intl Inc       39.2          6.40
  09/30/96        05/23/96      Luther Burbank Savings,CA         NHS Financial,San Rafael,CA          29.6         11.50
  09/04/96        05/24/96      Joint Energy Dvlp Investments     Clinton Gas Systems Inc              38.4          6.75
  07/02/96        05/24/96      Lear Corp                         Masland Corp                        413.5         26.00
  01/28/97        05/29/96      Regions Finl,Birmingham,AL        Florida First Bancorp Inc,FL         40.9         11.65
  10/01/96        06/06/96      Investor Group                    AT&T Capital Corp(AT&T Corp)       2128.6         45.00
  12/09/96        06/06/96      Greater Bay Bancorp               Cupertino National Bancorp,CA        27.7         13.79
  08/23/96        06/10/96      Vemco Acquisition Corp            Bailey Corp                          47.8          8.75
  07/22/96        06/10/96      Merck-Medco Managed Care Inc      SysteMed Inc                         64.8          3.00
  07/23/96        06/11/96      Forstmann Little & Co             Community Health Systems Inc       1080.0         52.00
  11/07/96        06/13/96      Citizens Financial Group,RI       Farmers & Mechanics Bank,CT          52.9         32.00
  11/14/96        06/14/96      Western Ohio Financial Corp       Seven Hills Financial                11.0         19.70
  09/16/96        06/20/96      Public Storage Inc                Public Storage Properties X          50.2         20.92
  09/16/96        06/20/96      Public Storage Inc                Public Storage Properties XII        55.2         22.34
  08/23/96        06/21/96      United Communications Group       Computer Petroleum Corp              12.0          3.85


    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
 48.76              39.00
 21.28              18.75
 19.69              65.22
 29.73             100.00
 28.86              36.17
 15.15              10.15
 59.72              79.69
 57.80              56.36
 13.74              14.22
 47.69              47.69
 38.18              43.40
 29.09              29.09
  5.58               8.90
 13.33               9.68
 43.75              43.75
 22.22               4.76
 40.67              63.88
 25.49              47.13
  6.67              12.53
 17.95              21.05
 14.89              31.71
 18.18              30.00
 19.49              33.14
 38.46              42.29
 20.83              23.03
  6.06              11.11
  4.35               9.09
 19.89              18.86
 62.03              62.03
 19.38              19.38
 13.08              10.83
 14.56              15.30
 46.67              71.11

                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  12/05/96        06/24/96      Renaissance Cosmetics Inc         MEM Co Inc                          38.2           7.50
  11/01/96        06/24/96      First Banks America Inc           Sunrise Bancorp,Roseville,CA        18.7           4.00
  02/21/97        06/27/96      Northwest Svgs Bk,Warren,PA       Bridgeville Savings Bank            18.3          16.00
  10/02/96        06/28/96      General Re Corp                   National Re Corp                    904.6         53.00
  09/27/96        06/28/96      Investor Group                    Salem Corp                          46.6          25.00
  09/25/96        07/01/96      Rockwell International Corp       Brooktree Corp                      261.8         15.00
  03/25/97        07/01/96      Tribune Co                        Renaissance Commun Corp            1094.4         36.00
  08/08/96        07/02/96      Beacon Group Energy Investment    Ambar Inc                           66.6          18.00
  10/10/96        07/12/96      Astor Chemicals                   ADCO Technologies Inc               53.8          10.25
  03/01/97        07/15/96      FBOP Corp,Oak Park,Illinois       SDNB Finl Corp, San Diego,CA        25.8           8.00
  08/27/97        07/19/96      Huntsman Corp                     Rexene Corp                         606.8         16.00
  10/25/96        07/22/96      Cisco Systems Inc                 Telebit Corp                        196.3         13.35
  02/19/97        07/23/96      Capstar Broadcasting Partners     Osborn Communications Corp          89.9          15.38
  01/03/97        07/29/96      First Nationwide Bank,CA          Cal Fed Bancorp,Los Angeles,CA     1287.8         23.50
  11/29/96        08/02/96      General Electric Capital Corp     First Colony Corp                  1799.2         36.15
  04/07/97        08/05/96      American Radio Systems Corp       EZ Communications Inc               687.3         47.30
  02/14/97        08/05/96      PacifiCare Health Systems Inc     FHP International Corp             2000.1         33.27
  10/03/96        08/07/96      Magna International Inc           Douglas & Lomason Co                134.6         31.00
  08/06/97        08/09/96      Houston Industries Inc            NorAm Energy Corp                  3648.8         16.12
  11/25/96        08/14/96      Muenchener Rueckversicherungs     American Re Corp                   3967.8         65.00
  11/07/96        08/14/96      OSI Holdings Corp                 Payco American Corp                 161.9         14.00
  09/26/96        08/15/96      Sears Roebuck & Co                Orchard Supply Hardware Stores      423.7         35.00
  09/20/96        08/19/96      Commonwealth Aluminum Corp        CasTech Aluminum Group Inc          328.7         20.50
  12/17/96        08/26/96      Conseco Inc                       American Travellers Corp            868.3         36.91
  03/04/97        08/26/96      Conseco Inc                       Capitol American Financial          715.5         37.71
  01/09/97        08/26/96      Columbus McKinnon Corp            Spreckels Industries Inc            259.4         24.00
  11/08/96        08/28/96      Doubletree Corp                   Red Lions Hotels(Red Lion Inn)     1174.1         30.38
  11/14/96        08/29/96      Cypress Group LLC                 Amtrol Inc                          227.2         28.25
  01/06/97        08/30/96      NationsBank Corp,Charlotte,NC     Boatmen's Bancshares,St Louis      9667.1         60.27
  03/06/97        09/02/96      Potash Corp of Saskatchewan       Arcadian Corp                      1723.3         25.71
  12/23/96        09/09/96      Revco DS Inc                      Big B Inc(Revco DS Inc)             335.4         17.25
  01/03/97        09/10/96      Louisiana-Pacific Corp            GreenStone Industries Inc           29.2           5.25
  03/04/97        09/11/96      American Eco Corp                 Chempower Inc                       50.0           6.20



    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
81.82             90.48
52.38             45.46
10.35              8.48
65.63             60.61
23.46             11.73
64.38             16.51
19.01             20.50
17.07             50.00
51.85             57.69
16.36             18.52
60.00             56.10
22.76              4.71
50.00             38.20
32.39             31.47
32.66             39.04
56.36             89.20
27.37             19.10
90.77             103.28
46.52             41.69
41.69             44.04
17.90             60.00
25.56             28.44
57.69             45.13
37.35             81.17
51.60             56.31
24.68             29.73
33.55             31.38
56.94             56.94
48.36             48.36
20.99             26.96
66.27             58.62
52.73             58.49
48.06             45.88

                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  06/30/97        09/12/96      Temple-Inland Financial Svcs      California Financial Hldg,CA        146.5         30.00
  03/31/97        09/16/96      Mutual Savings Bk,Milwaukee,WI    First Fed Bancshares of Eau Cl      132.7         18.85
  12/06/96        09/16/96      Schnitzer Steel Industries Inc    Proler International Corp           42.5           9.00
  04/03/97        09/16/96      PennFirst Bancorp,Ellwood,PA      Troy Hill Bancorp,Pennsylvania      22.4          21.15
  01/27/97        09/16/96      City National Bk,Beverly Hills    Ventura County Natl Bancorp,CA      46.7           5.03
  02/28/97        09/26/96      AH Belo Corp                      Providence Journal Co              1429.6         32.27
  06/27/97        09/30/96      Texas Pacific Group Inc           Belden & Blake Corp                 405.7         27.00
  02/28/97        09/30/96      Cullen/Frost Bankers Inc,Texas    Corpus Christi Bancshares,TX        32.4          18.84
  04/25/97        10/01/96      Prestige Fragrance & Cosmetics    Cosmetic Center Inc                 32.8           7.63
  12/02/96        10/07/96      Computer Associates Intl Inc      Cheyenne Software Inc              1247.6         30.50
  11/22/96        10/08/96      Nash Finch Co                     Super Food Services Inc             164.2         15.50
  06/03/97        10/15/96      Investor Group                    Conrail Inc                        10435.9        115.00
  12/23/96        10/15/96      Berkshire Hathaway Inc            FlightSafety International         1518.1         50.00
  01/27/97        10/16/96      City National Bk,Beverly Hills    Riverside Natl Bk,Riverside,CA      42.8          18.00
  02/27/97        10/17/96      Investor Group                    Triad Systems Corp                  193.1          9.25
  03/31/97        10/21/96      Investor Group                    Detroit & Canada Tunnel Corp        36.5          54.00
  04/16/97        10/23/96      Thomas H Lee Equity Fund III      Syratech Corp                       304.4         32.00
  07/01/97        10/31/96      Patriot American Hospitality      California Jockey Club/Bay          199.7         33.00
  12/18/96        10/31/96      Food Lion Inc                     Kash N' Karry Food Stores Inc       347.1         26.00
  02/27/97        11/04/96      JC Penney Co                      Eckerd Corp                        3298.5         35.00
  03/05/97        11/04/96      Citizens Bank of Massachusetts    Grove Banks,Chesnut Hill,MA         78.7          51.00
  05/19/97        11/04/96      Glendale Fed Bk,Glendale,CA       TransWorld Bancorp,California       63.2          18.25
  03/14/97        11/05/96      Harbour Group Ltd                 Panatech Research&Development       29.2           7.00
  06/13/97        11/07/96      Shoreline Financial Corp,MI       SJS Bancorp Inc,St Joseph,MI        26.5          27.00
  06/12/97        11/12/96      Investor Group                    Leslie's Poolmart                   112.8         14.50
  12/17/96        11/13/96      IBM Corp                          Edmark Corp                         123.8         15.50
  01/20/97        11/13/96      FCY Inc                           Medex Inc                           150.6         23.50
  06/27/97        11/14/96      Vermont Financial Services,VT     Eastern Bancorp,Williston,VT        91.9          24.23
  01/15/97        11/15/96      Mountasia Entertainment           Mountasia Entertainment             98.2           3.50
  01/02/97        11/18/96      Intermet Corp                     Sudbury Inc                         155.4         12.50
  05/01/97        11/22/96      ABN-AMRO Holding NV               Standard Fed Bancorp,Troy,MI       1971.1         59.00
  02/28/97        11/25/96      PCA International Inc             American Studios Inc                66.3           2.50
  01/09/97        11/25/96      Applied Materials Inc             Opal Inc                            189.6         18.50



    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
  31.87        31.15
  25.67        25.67
 125.00        148.28
  55.23        52.43
  43.71        38.76
  64.43        65.49
  27.81        31.71
  17.75        17.75
  45.33        103.47
  34.81        30.48
  36.26        29.17
  60.28        60.28
  10.80        10.80
  2.86         29.73
  60.87        89.74
  74.19        54.29
  28.00        29.29
  88.57        103.08
  33.33         6.67
  28.44        29.63
  46.76        50.00
  12.31        30.36
  55.56        51.35
  13.68        24.14
  31.82        31.82
  63.16        31.92
  57.98        66.74
  4.22         16.77
  12.00        40.00
  25.00         9.89
  6.79         15.40
 110.53        166.67
  64.44        105.56



                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED, FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  12/30/96        11/26/96      Clorox Co                         Armor All Products(McKesson)        410.1         19.09
  01/16/97        11/27/96      Bell Industries Inc               Milgray Electronics Inc             100.0         14.77
  04/30/97        11/29/96      CityFront Center LLC              Chicago Dock and Canal Trust        177.9         25.00
  01/06/97        11/29/96      Tyco International Ltd            ElectroStar Inc                     111.0         14.00
  01/30/97        12/02/96      Venator Group Inc                 Eastbay Inc                         146.0         24.00
  05/01/97        12/03/96      Dime Bancorp Inc,New York,NY      BFS Bankorp Inc,New York,NY         91.5          52.00
  02/26/97        12/05/96      ServiceMaster LP                  Barefoot Inc                        230.9         16.00
  04/11/97        12/05/96      Public Storage Inc                Public Storage Properties XIV       82.4          26.00
  04/11/97        12/05/96      Public Storage Inc                Public Storage Properties XV        79.1          26.00
  01/10/97        12/05/96      Hadco Corp                        Zycon Corp                          211.7         18.00
  02/21/97        12/11/96      Aon Corp                          Alexander & Alexander Services     1227.4         17.50
  01/27/97        12/16/96      Zurn Industries Inc               Eljer Industries Inc                175.6         24.00
  01/27/97        12/16/96      Millipore Corp                    Tylan General Inc                   147.7         16.00
  03/25/97        12/19/96      NIPSCO Industries Inc             IWC Resources Corp                  290.6         32.00
  07/01/97        12/23/96      Mercantile Bancorp,St Louis,MO    Roosevelt Finl Group,Missouri      1187.1         24.43
  04/16/97        12/24/96      American General Corp             Home Beneficial Corp                665.1         39.00
  06/09/97        12/26/96      Commerce Security Bancorp,CA      Eldorado Bancorp,Tustin,CA          91.7          23.00
  05/01/97        12/27/96      US Bancorp,Portland,Oregon        Business & Professional Bk,CA       33.5          18.00
  02/25/97        01/07/97      MedTrans Inc(Laidlaw Inc)         American Medical Response Inc      1011.1         40.00
  02/10/97        01/07/97      DLB Oil & Gas Inc                 Bonray Drilling Corp                12.7          30.00
  04/24/97        01/17/97      AMF Bowling Centers(AMF Group)    American Recreation Centers         70.7           8.50
  07/08/97        01/21/97      First Maryland Bancorp,MD         Dauphin Deposit Corp,PA            1343.4         46.93
  03/05/97        01/22/97      Western Atlas Inc                 Norand Corp                         320.8         33.50
  07/02/97        01/24/97      American Standard Inc             INCSTAR Corp(Sorin Biomedical)      106.3          6.32
  07/24/97        01/27/97      EndoSonics Corp                   Cardiometrics Inc                   56.8           7.54
  03/07/97        01/27/97      Honeywell Inc                     Measurex Corp                       597.0         35.00
  03/10/97        02/03/97      Scotsman Industries Inc           Kysor Industrial Corp               359.2         43.00
  03/31/97        02/10/97      Vencor Inc                        TheraTx Inc                         378.2         17.10
  03/24/97        02/11/97      Johnson & Johnson                 Innotech Inc                        135.6         13.75
  09/17/97        02/14/97      Greenwich Air Services Inc        UNC Inc                             442.7         15.00
  06/27/97        02/18/97      NGC Corp                          Destec Energy Inc                  1222.4         21.65
  08/06/97        02/19/97      United Bankshares Inc,WV          First Patriot Bankshares,VA         35.4          17.00
  07/07/97        02/25/97      Pacific Century Financial Corp    CU Bancorp,Encino,California        178.4         15.34

    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
 13.97             13.97
 16.99             20.57
 22.70             22.70
 27.27             16.67
 28.00             23.08
 16.85             22.35
 28.00             42.22
 30.82             31.65
 28.40             32.48
 46.94             94.60
 8.53               9.38
 84.62             90.10
 26.73             26.73
 39.13             45.46
 32.05             26.09
 39.29             50.00
 14.29             12.88
 20.00             30.91
 23.08             36.75
 11.11             30.44
 33.33             70.00
 43.28             48.97
 87.41             94.20
 53.21             68.53
 13.81             47.12
 42.13             45.83
 17.01             24.64
 35.45             59.07
 64.18             54.93
 41.18             36.36
 80.42             63.40
 9.68               4.62
 18.00             25.22

                                                             J.C. BRADFORD & CO.

                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  07/21/97        02/26/97      MassBank Corp,Reading,MA          Glendale Co-Operative Bank,MA        6.9          28.00
  08/01/97        02/28/97      CIGNA Corp                        Healthsource Inc                   1652.7         21.75
  06/27/97        03/04/97      Ultimate Electronics Inc          Audio King Corp                      6.0           2.10
  08/13/97        03/06/97      Fireman's Fund Insurance Co       Crop Growers Corp                   82.1          10.25
  09/02/97        03/10/97      General Electric Co               Greenwich Air Services Inc          519.2         31.00
  04/15/97        03/11/97      PacifiCorp Holdings Inc           TPC Corp                            408.5         13.41
  10/01/97        03/14/97      Marshall & Ilsley,Milwaukee,WI    Security Capital,Milwaukee,WI      1115.8         111.06
  09/04/97        03/17/97      TCF Finl Corp,Minneapolis,MN      Standard Financial,Chicago,IL       428.0         25.81
  06/17/97        03/20/97      InvestCorp                        Falcon Building Products Inc        584.5         17.75
  06/12/97        03/21/97      Olicom A/S                        CrossComm Corp                      84.6           8.93
  04/28/97        03/24/97      Elsevier Science                  MDL Information Systems             310.7         32.00
  05/07/97        03/25/97      IBP Inc (Occidental Petroleum)    Foodbrands America Inc              657.5         23.40
  09/03/97        03/26/97      Hearst Broadcasting Group         Argyle Television Inc               322.2         26.50
  08/01/97        03/26/97      Deposit Guaranty,Jackson,MS       CitiSave Finl,Baton Rouge,LA        20.3          20.50
  10/01/97        03/31/97      Astoria Finl,Lake Success,NY      Greater NY Svgs Bk,New York,NY      318.1         25.16
  06/03/97        03/31/97      Moore Corp Ltd                    Peak Technologies Group Inc         169.8         18.00
  08/28/97        04/08/97      Citizens Financial Group,RI       BNH Bancshares,New Haven,CT         58.0          15.50
  06/12/97        04/08/97      Jacor Communications Inc          Premiere Radio Networks Inc         208.9         18.78
  06/24/97        04/09/97      Public Storage Inc                Public Storage Properties XVI       84.2          20.01
  06/24/97        04/09/97      Public Storage Inc                Public Storage Ppties XVIII         78.6          19.55
  06/24/97        04/09/97      Public Storage Inc                Public Storage Properties XIX       67.9          16.52
  05/13/97        04/09/97      Tomkins PLC                       Stant Corp                          574.0         21.50
  07/21/97        04/09/97      Procter & Gamble Co               Tambrands Inc                      2003.9         50.00
  06/13/97        04/10/97      Hedstrom Corp(Hedstrom Hldgs)     ERO Inc                             203.6         11.25
  06/26/97        04/10/97      Compaq Computer Corp              Microcom Inc                        267.6         16.25
  11/12/97        04/14/97      Neptune Orient Lines Ltd          APL Ltd                             878.5         33.50
  01/05/98        04/14/97      Patriot Amer Hosp/Wyndham Intl    Wyndham Hotel Corp                  773.1         30.53
  06/30/97        04/15/97      Lernout & Hauspie Speech          Kurzweil Applied Intelligence       51.3           5.52
  07/10/97        04/18/97      Investor Group                    LIVE Entertainment Inc              53.1           6.00
  05/28/97        04/21/97      ITT Industries Inc                Goulds Pumps Inc                    922.1         37.00
  06/10/97        04/21/97      Harcourt General Inc              National Education Corp             776.1         21.00
  09/04/97        04/22/97      Fox Kids Worldwide Inc            International Family Ent Inc       1862.9         35.00
  12/12/97        04/25/97      Peoples Bancorp,Marietta,OH       Gateway Bancorp,KY                  20.6          18.75

 PREMIUM       PREMIUM
  1 WEEK       4 WEEKS
PRIOR TO      PRIOR TO
ANN. DATE     ANN. DATE
---------     ---------
 33.33        40.00
 32.82        64.15
 68.00        68.00
 15.49        41.38
 33.33        34.78
 65.05        55.48
 32.61        39.92
 28.25        24.76
 49.47        52.69
 70.17        70.17
 43.82        54.22
 50.97        61.38
 16.48        14.60
 50.46        46.43
 56.01        62.30
 97.26        65.52
 26.53        19.23
 19.23        19.23
 5.32          2.62
 7.12          2.90
 3.25          3.25
 48.28        49.57
 14.94        14.94
 16.88        30.44
 91.18        35.42
 65.43        42.55
 44.52        48.93
 69.69        66.49
 6.67         50.00
 57.45        60.87
 54.13        40.00
 95.80        107.41
 15.39        25.00


                                                             J.C. BRADFORD & CO.

                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  10/01/97        05/01/97      Area Bancshares Corp,Kentucky     Cardinal Bancshares,Kentucky        96.0          60.26
  08/01/97        05/01/97      Chart Industries Inc              Cryenco Sciences Inc                19.2           2.75
  07/30/97        05/01/97      Choucroute Partners               David White Inc                      5.9          12.00
  08/19/97        05/05/97      Giant Eagle Inc                   Riser Foods Inc                     468.5         42.00
  06/13/97        05/05/97      Incentive AB                      Vivra Inc                          1660.5         35.62
  08/15/97        05/06/97      GTE Corp                          BBN Corp                            713.8         29.00
  01/05/98        05/06/97      Foundation Health Systems Inc     Physicians Health Services Inc      268.2         28.25
  07/25/97        05/06/97      Riddell Sports Inc                Varsity Spirit                      91.0          18.90
  06/03/98        05/07/97      Unitrin Inc                       Reliable Life Insurance Co          261.1         120.13
  09/10/97        05/08/97      Nicolet Biomedical Inc            Imex Medical Systems Inc             9.3           1.35
  11/04/97        05/08/97      Apollo Management LP              Living Centers of America Inc      1048.2         40.50
  10/16/97        05/12/97      CTS Corp                          Dynamics Corp of America            244.6         64.08
  08/14/97        05/21/97      Oxford Automotive Inc             Howell Industries Inc               23.0          37.00
  10/06/97        05/23/97      Price Communications Corp         Palmer Wireless Inc                 870.4         17.50
  08/08/97        05/27/97      Columbia Natural Resources Inc    Alamco Inc                          102.8         15.75
  07/03/97        05/28/97      Owens Corning                     Fibreboard Corp                     631.2         55.00
  07/09/97        05/30/97      Whitehall Street Real Estate      Integrated Living Communities       79.7          11.50
  10/16/97        05/30/97      Colonnade Capital LLC             National Picture and Frame Co       60.3          12.00
  09/08/97        06/03/97      Humana Inc                        Physician Corp of America           405.1          7.00
  07/14/97        06/05/97      Intermedia Communications Inc     DIGEX Inc                           171.6         13.00
  10/14/97        06/06/97      Excel Communications Inc          Telco Communications Group Inc     1046.5         29.24
  10/01/97        06/09/97      SAFECO Corp                       American States Financial Corp     3127.1         47.00
  07/15/97        06/09/97      Atlas Copco North America Inc     Prime Service Inc                  1112.0         32.00
  10/01/97        06/12/97      Thyssen AG                        Giddings & Lewis Inc                703.0         21.00
  08/29/97        06/16/97      United Dominion Industries Ltd    Core Industries Inc                 275.2         25.00
  09/30/97        06/16/97      Investor Group                    Frederick's of Hollywood, Inc.      69.4           7.75
  10/10/97        06/16/97      Genesis Eldercare                 Multicare Cos Inc                  1249.1         28.00
  07/24/97        06/17/97      Monterey Resources Inc            McFarland Energy Inc                111.2         18.55
  07/25/97        06/17/97      CCL Industries Inc                Seda Specialty Packaging Corp       182.6         29.00
  08/15/97        06/19/97      Gateway 2000 Inc                  Advanced Logic Research Inc         206.8         15.50
  11/13/97        06/23/97      Crestar Finl Corp,Richmond,VA     American National Bancorp,MD        75.2          20.32
  10/17/97        06/23/97      General Motors Acceptance(GM)     Integon Corp                        517.1         26.00
  10/14/97        06/24/97      Louis Dreyfus Natural Gas         American Exploration Co             275.5         15.96


    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
 33.91        31.00
 76.00        72.55
 14.29        18.52
 29.23        26.79
 41.77        35.70
 32.57        64.54
 26.97        51.68
 28.14        23.93
 51.11        52.06
 2.76          2.76
 22.73        41.49
 94.17        112.70
 30.40        32.14
 55.56        64.71
 11.50        16.67
 22.22        49.66
 21.05        50.82
 28.00        28.00
 12.00        23.08
 35.95        31.65
 23.77        26.44
 48.62        57.32
 29.95        31.28
 9.80          0.60
 37.93        49.25
 44.47        25.95
 13.71        34.94
 41.33        44.78
 36.47        52.63
 30.53        34.78
 33.21        36.57
 92.59        74.79
 15.03        21.60


                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  07/25/97        06/24/97      JW Childs Equity Partners LP      Jillians Entertainment Corp          4.7           0.50
  09/29/97        06/24/97      Three Rivers Holding Corp         SMT Health Services Inc             75.6          11.75
  10/09/97        06/30/97      Eaton Corp                        Fusion Systems Corp                 308.6         39.00
  12/18/97        07/01/97      HMN Financial,Spring Valley,MN    Marshalltown Financial Corp,IA      25.9          17.51
  09/23/97        07/02/97      Bunzl PLC                         American Filtrona Corp              183.5         46.52
  10/28/97        07/02/97      Summa Industries Inc              Calnetics Corp                      23.4           7.35
  09/26/97        07/03/97      Port Royal Holdings Inc           Krystal Co                          145.4         14.50
  08/06/97        07/03/97      Raab Karcher AG(VEBA AG)          Wyle Electronics                    633.0         50.00
  10/24/97        07/08/97      ING Groep NV                      Equitable of Iowa Cos              2626.4         68.00
  09/23/97        07/09/97      CDSI Holding Corp                 Control Data Systems Inc            273.9         20.25
  10/28/97        07/14/97      Investor Group                    Katz Media Group                    371.9         11.00
  09/04/97        07/15/97      Nortek Inc                        Ply-Gem Industries Inc              476.3         19.50
  09/29/97        07/17/97      Lucent Technologies Inc           Octel Communications Corp          1824.8         31.00
  12/02/97        07/23/97      Benihana Inc                      Rudy's Restaurant Group             18.8           5.00
  09/15/97        07/24/97      Mallinckrodt Inc                  Nellcor Puritan-Bennett            1858.4         28.50
  02/02/98        07/28/97      Intel Corp                        Chips and Technologies Inc          422.9         17.50
  10/08/97        07/28/97      Sun Healthcare Group Inc          Regency Health Services Inc         587.9         22.00
  09/24/97        07/31/97      American Industrial Partners      Bucyrus International Inc           193.3         18.00
  01/27/98        07/31/97      Western Bancorp,California        Santa Monica Bank                   198.2         28.00
  09/26/97        08/01/97      Integrated Health Services Inc    Community Care of America Inc       94.0           4.00
  12/02/97        08/07/97      SPS Technologies Inc              Magnetic Technologies Corp          16.8           5.00
  12/22/97        08/08/97      USF&G Corp                        Titan Holdings Inc                  278.1         22.47
  12/19/97        08/11/97      Confetti Acquisition Inc          Amscan Holdings Inc                 334.9         16.50
  09/17/97        08/12/97      Steris Corp                       Isomedix Inc                        139.8         20.50
  03/03/98        08/12/97      Hicks Muse Tate & Furst Inc       LIN Television Corp                1960.6         55.00
  09/24/97        08/14/97      MedPartners Inc                   Talbert Medical Management          189.0         63.00
  12/29/97        08/14/97      Madison Dearborn Partners         Tuesday Morning Corp                298.6         25.00
  12/05/97        08/14/97      Comforce Corp                     Uniforce Services Inc               140.7         32.24
  10/21/97        08/25/97      Household International Inc       ACC Consumer Finance Corp           186.9         21.39
  10/03/97        08/25/97      Cambrex Corp                      BioWhittaker Inc                    130.5         11.63
  12/22/97        08/26/97      Imperial Holly Corp               Savannah Foods & Industries         582.9         20.25
  02/25/98        08/28/97      Wellsford Real Properties Inc     Value Property Trust                186.6         16.17
  10/10/97        08/28/97      Applied Power Inc                 Versa Technologies Inc              141.9         24.63

    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
   77.78        45.46
   2.17          8.05
   9.86         24.30
   12.97        16.73
   2.24          3.38
   33.64        25.11
  169.77        176.19
   38.41        35.14
   20.35        21.70
   30.65        35.00
   69.23        93.41
   16.42        19.08
   37.40        41.31
   70.21        72.04
   43.40        57.24
   32.08        68.68
   50.43        43.09
   46.94        71.43
   17.59        28.74
   18.52        88.24
   25.00        33.33
   19.06        24.85
   37.50        46.67
   15.49        13.89
   18.75        18.01
   18.87        36.96
   25.79        11.11
   37.56        52.62
   34.75        29.64
   38.87        47.68
   14.89        17.39
   20.90        18.68
   33.11        31.33


                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  01/09/98        09/04/97      Tyson Foods Inc                   Hudson Foods Inc                    648.4         21.23
  11/26/97        09/05/97      Misys PLC                         Medic Computer Systems Inc          915.8         35.00
  12/22/97        09/11/97      Pillowtex Corp                    Fieldcrest Cannon Inc               768.2         34.00
  12/09/97        09/12/97      Tivoli Systems Inc(IBM Corp)      Unison Software Inc                 183.0         15.00
  02/06/98        09/15/97      Star Banc Corp,Cincinnati,OH      Great Financial Corp,Kentucky       663.5         44.00
  01/16/98        09/19/97      Marshall Industries               Sterling Electronics Corp           217.6         21.00
  12/05/97        09/22/97      Conseco Inc                       Washington National Corp            424.0         33.25
  01/22/98        09/23/97      Investor Group                    El Chico Restaurants Inc            49.2          12.75
  01/12/98        09/23/97      Shell Oil(Royal Dutch Petro)      Tejas Gas Corp                     2165.6         61.50
  11/24/97        09/24/97      Ligand Pharmaceuticals Inc        Allergan Ligand Retinoid            71.4          21.97
  02/19/98        09/25/97      Carpenter Technology Corp         Talley Industries Inc               309.4         12.00
  12/22/97        09/29/97      Wallace Computer Services Inc     Graphic Industries Inc              424.5         21.75
  11/26/97        09/30/97      AHC Acquisition Corp              Arbor Health Care Co                424.2         45.00
  12/05/97        10/01/97      Land O' Lakes Inc                 Alpine Lace Brands Inc              48.4           9.13
  12/23/97        10/09/97      Borden Chemical Inc(Borden)       Melamine Chemicals Inc              119.7         20.50
  11/19/97        10/10/97      Kennametal Inc                    Greenfield Industries Inc           957.0         38.00
  11/21/97        10/15/97      FinishMaster Inc(Lacey Distn)     Thompson PBE Inc                    69.3           8.00
  02/12/98        10/16/97      Hartford Financial Services       Omni Insurance Group Inc            184.7         31.75
  12/29/97        10/17/97      Emerson Electric Co               Computational Systems Inc           158.6         29.65
  11/19/97        10/17/97      BTR PLC                           Exide Electronics Group Inc         583.2         29.00
  03/31/98        10/17/97      First Federal Savings,Iowa        GFS Bancorp Inc,Grinnell,IA         17.9          17.65
  02/24/98        10/20/97      Starwood Hotels & Resorts         ITT Corp                           13748.2        85.00
  03/06/98        10/20/97      Kinder Morgan Energy Partners     Santa Fe Pacific Pipeline          1473.0         54.21
  01/07/98        10/21/97      Berkshire Hathaway Inc            International Dairy Queen Inc       596.9         27.00
  02/27/98        10/23/97      Eastern Bank Corp,Lynn,MA         Emerald Isle Bancorp,Quincy,MA      76.6          33.00
  02/10/98        10/27/97      National Australia Bank Ltd       HomeSide Inc                       1230.1         27.83
  04/01/98        10/28/97      First Empire State Corp,NY        ONBANCorp Inc,Syracuse,NY           893.0         69.50
  05/22/98        11/03/97      FirstMerit Corp                   CoBancorp Inc                       157.3         44.50
  03/03/98        11/12/97      Tekni-Plex Inc                    PureTec Corp                        324.6          3.50
  03/25/98        11/13/97      Investor Group                    Chartwell Leisure Inc               240.8         17.25
  01/08/98        11/18/97      Cendant Corp                      Jackson Hewitt                      468.2         68.00
  02/27/98        11/19/97      Texas Instruments Inc             Amati Communications Corp           459.8         20.00
  01/28/98        11/21/97      TRW Inc                           BDM International Inc               888.0         29.50


    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
  31.63        28.64
  12.00        25.00
  8.58         31.72
  25.00        22.45
  23.51        33.84
  30.23        57.01
  4.11         12.24
  75.86        104.00
  22.39        33.70
  11.59         7.83
  10.98        34.27
  19.18        34.88
  19.60        26.76
  48.98        46.00
  72.63        70.83
  26.67        44.08
  33.33        42.22
  75.78        130.91
  48.25        62.47
 133.17        149.46
  7.38         13.87
  98.25        95.40
  33.24        38.56
  9.09          9.37
  28.78        33.33
  12.14         7.28
  12.89        21.40
  30.88        52.14
  34.94        31.77
  4.55         11.29
  21.70        47.83
  44.14        13.48
  43.47        38.01

                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96




                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  01/20/98        11/21/97      Co-Steel Inc                      New Jersey Steel(Von Roll)          173.5         23.00
  02/03/98        11/24/97      Davel Communications Group Inc    Communications Central Inc          102.4         10.50
  01/07/98        11/24/97      Cypress Group LLC                 General Host Corp                   326.2          5.50
  02/25/98        11/26/97      Investor Group                    Universal Hospital Services         133.0         15.50
  12/30/97        11/28/97      Lund International Holdings       Deflecta-Shield Corp                89.8          16.00
  06/02/98        12/02/97      Patriot Amer Hosp/Wyndham Intl    Interstate Hotels Co               2055.9         37.50
  02/13/98        12/12/97      Voith Sulzer Paper Technology     Impact Systems Inc                  28.6           2.75
  05/29/98        12/12/97      Bethlehem Steel Corp              Lukens Inc                          700.2         30.00
  05/01/98        12/15/97      US Bancorp,Minneapolis,MN         Piper Jaffray Cos                   767.8         37.25
  01/30/98        12/16/97      SulzerMedica(Gebrueder Sulzer)    Spine-Tech Inc                      621.1         52.00
  01/23/98        12/17/97      InvaCare Corporation              Suburban Ostomy Supply Co Inc       130.8         11.75
  06/17/98        12/19/97      Harsco Corp                       Chemi-Trol Chemical Co              46.1          23.00
  05/20/98        12/22/97      MDC Communications Corp           Artistic Greetings Inc              33.6           5.70
  04/01/98        12/23/97      Outsourcing Solutions Inc         Union Corp                          193.0         31.50
  07/06/98        12/30/97      Pacific Bank NA,CA                Sterling West Bancorp,CA            12.2           7.11
  07/17/98        01/05/98      Meditrust Acquisition Co          La Quinta Inns Inc                 2907.5         26.00
  04/01/98        01/06/98      Oakwood Homes Corp                Schult Homes Corp                   101.4         22.50
  02/19/98        01/12/98      Research Institute of America     Computer Language Research Inc      325.4         22.50
  07/31/98        01/13/98      CertainTeed Corp                  Bird Corp                           39.2           5.50
  06/02/98        01/14/98      EastGroup Properties              Meridian Point Realty Trust         51.7           8.50
  10/05/98        01/20/98      Albertson's Inc                   Buttrey Food and Drug Stores        139.2         15.50
  05/27/98        01/20/98      Investor Group                    Regal Cinemas Inc                  1462.7         31.00
  05/15/98        01/21/98      Microsemi Corp                    BKC Semiconductors Inc              13.3           9.17
  06/11/98        01/26/98      Compaq Computer Corp              Digital Equipment Corp             9123.7         60.00
  03/03/98        01/27/98      Sage Group PLC                    State of the Art Inc                245.2         22.00
  03/05/98        01/28/98      Kerr Group Inc                    Sun Coast Industries Inc            45.5          10.75
  06/05/98        01/29/98      US Aggregates Inc                 Monroc Inc                          50.3          10.77
  05/21/98        01/29/98      AmeriServe Food Distn Inc         ProSource Inc(Onex Corp)            343.3         15.00
  06/18/98        02/09/98      USA Waste Services Inc            American Waste Services             122.1          4.00
  06/30/98        02/09/98      Banco Bilbao Vizcaya SA           PonceBank                           164.5         26.10
  04/16/98        02/09/98      Fountain View(Heritage)           Summit Care Corp                    275.1         21.00
  06/04/98        02/10/98      Canadian National Railway Co      Illinois Central Corp              2931.0         39.00
  06/10/98        02/11/98      Sombrero Acquisition Corp         MTL Inc                             250.1         40.00


    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
  170.59        166.67
   25.37        12.00
   62.96        79.59
   29.17        25.25
   33.33        77.78
   8.70         27.39
   49.15        44.26
   94.33        69.61
   24.17        54.01
   52.94        55.81
   13.25        13.25
   61.40        64.29
   47.10        52.00
   13.51        23.53
   35.43        23.65
   35.95        35.95
   10.43        19.21
   62.16        69.81
   18.92        29.41
   65.85        88.89
   44.19        47.62
   10.71        34.78
   59.48        66.73
   50.25        62.45
   35.39        35.39
   62.26        84.95
   10.46         6.37
  106.90        100.00
  156.00        166.67
   14.10        25.78
   31.25        37.71
   20.00        18.86
   38.53        56.10


                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  05/20/98        02/11/98      Wolters Kluwer NV                 Waverly Inc                         375.6         39.00
  08/17/98        02/17/98      HB Acquisition Corp               Bell Sports Corp                    165.7         10.25
  05/27/98        02/17/98      Applied Graphics Technologies     Devon Group Inc                     474.4         60.08
  10/15/98        02/19/98      Hollywood Park Inc                Casino Magic Corp                   344.8          2.27
  04/06/98        02/24/98      Siebe PLC                         Wonderware Corp                     362.7         24.00
  08/17/98        03/02/98      El Paso Natural Gas Co            DeepTech International              375.4         14.00
  04/30/98        03/02/98      Sunbeam Corp                      First Alert Inc                     129.2          5.25
  04/30/98        03/02/98      Sunbeam Corp                      Signature Brands USA Inc            81.7           8.25
  05/20/98        03/05/98      Xerox Corp                        Intelligent Electronics Inc         341.6          7.60
  07/31/98        03/06/98      Aluminum Co of America{Alcoa}     Alumax Inc                         3944.2         49.39
  04/30/98        03/06/98      ASK AS                            Proxima Corp                        82.9          11.00
  06/25/98        03/09/98      American Cellular Corp            PriCellular Corp                   1385.2         14.00
  06/19/98        03/10/98      Communications Instruments Inc    Corcom Inc                          51.7          13.00
  04/20/98        03/12/98      Great Universal Stores PLC        Metromail Corp                      837.9         34.50
  07/31/98        03/13/98      Investor Group                    MedCath Inc                         227.8         19.00
  07/10/98        03/16/98      Abbott Laboratories               International Murex Tech Corp       232.7         13.00
  05/11/98        03/30/98      Knowledge Beginnings Inc          Children's Discovery Centers        89.1          12.25
  07/21/98        04/03/98      NE Restaurant Co Inc              Bertucci's Inc                      96.5          10.50
  05/19/98        04/08/98      Huntsman Packaging Corp           Blessings Corp                      269.7         21.00
  05/15/98        04/09/98      Richfood Holdings Inc             Dart Group Corp                     193.3         160.00
  07/29/98        04/09/98      Camelot Music Holdings            Spec's Music Inc                    26.8           3.30
  06/26/98        04/10/98      CompuCom SystemsInc(Safeguard)    Dataflex Corp                       25.2           4.10
  05/29/98        04/15/98      Siebe PLC                         Simulation Sciences Inc             146.5         10.00
  07/21/98        04/17/98      Sterling Commerce Inc             XcelleNet Inc                       214.3         22.02
  08/25/98        04/21/98      Investor Group                    PCA International Inc               232.5         26.50
  06/24/98        04/21/98      General Electric Co PLC           Tracor Inc                         1323.5         40.00
  06/29/98        04/22/98      Evans & Sutherland Computer       AccelGraphics Inc                   55.9           5.75
  07/31/98        04/23/98      Piccadilly Cafeterias Inc         Morrison Restaurants Inc            46.2           5.00
  08/30/98        04/27/98      Genesis Health Ventures Inc       Vitalink Pharmacy Services Inc      678.4         22.50
  06/01/98        04/27/98      Lucent Technologies Inc           Yurie Systems Inc                  1044.1         35.00
  07/20/98        04/28/98      Snap-On Inc                       Hein-Werner Corp                    37.5          12.60
  06/10/98        05/04/98      Tropical Sportswear Intl Corp     Farah Inc                           93.6           9.00
  06/29/98        05/04/98      ARCO                              Union Texas Petroleum Holdings     2741.4         29.00

    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
50.73        50.73
13.10         8.61
32.03        37.91
32.07        32.07
59.34        79.44
9.80         15.46
90.91        110.00
60.98        106.25
19.22        34.37
33.26        36.25
25.71        23.94
16.67        16.06
31.65        36.84
28.37        30.19
10.95        34.51
38.21        50.73
16.67        25.64
35.48        35.48
18.31        34.94
11.89        19.40
65.00        65.00
9.33         23.77
16.79        11.11
12.55         7.73
17.78        20.46
16.79        25.00
22.67        21.05
73.91        81.82
12.15         6.51
17.40        49.73
65.25        80.00
44.00        39.81
46.84        36.47

                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                    VALUE OF        PRICE
     DATE            DATE                                                                          TRANSACTION        PER
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                     TARGET NAME                       ($ MIL)         SHARE
  ---------       ---------     ------------------------------    ------------------------------    --------        ------
  09/25/98        05/05/98      Investor Group                    Allied Digital Technologies Co      69.2           5.00
  08/06/98        05/06/98      Fidelity & Deposit Co of MD       Mountbatten Inc                     43.4          14.60
  06/15/98        05/08/98      Agrobios(Desc SA de CV)           Authentic Specialty Foods Inc       141.9         17.00
  07/14/98        05/11/98      Diamond Multimedia Systems Inc    Micronics Computers Inc             31.7           2.45
  06/26/98        05/13/98      Filtronic Comtek PLC              Sage Laboratories Inc               20.2          17.50
  08/19/98        05/18/98      Dillard's Inc                     Mercantile Stores Co Inc           2943.1         80.00
  09/15/98        05/20/98      GE Medical Systems                InnoServ Technologies               13.1           4.25
  10/22/98        05/20/98      Licking Rural Electrification     National Gas & Oil Co               93.0          13.00
  07/22/98        05/22/98      Gambrinus Co                      Pete's Brewing Co                   69.4           6.38
  07/07/98        05/28/98      Bowne & Co Inc                    Donnelley Enterprise Solutions      105.2         21.00
  08/28/98        06/01/98      US Xpress Enterprises Inc         PST Vans Inc                        83.9           7.47
  07/21/98        06/12/98      Armstrong World Industries Inc    Triangle Pacific Corp              1124.3         55.50
  08/31/98        06/16/98      Linsalata Capital Partners        Personnel Management Inc            34.9          16.00
  09/08/98        06/17/98      Carlton Communications PLC        Nimbus CD International Inc         264.9         11.50
  07/28/98        06/18/98      Lyondell Petrochemical Co         ARCO Chemical Co(ARCO)             5645.7         57.75
  09/22/98        06/29/98      Key Energy Group Inc              Dawson Production Services Inc      348.8         17.50
  09/21/98        07/07/98      Investor Group                    Republic Engineered Steels          417.8          7.25
  09/18/98        07/14/98      Henkel KGaA                       DEP Corp                            89.7           5.25
  09/02/98        07/17/98      DLJ Merchant Banking Inc          DeCrane Aircraft Holdings Inc       181.5         23.00
  10/06/98        07/20/98      SPX Corp                          General Signal Corp                2318.7         45.00
  09/10/98        07/28/98      Network Associates Inc            CyberMedia Inc                      130.1          9.50
  09/11/98        07/29/98      EBC Texas Acquisition Corp        E-Z Serve Corp                      43.2           0.60
  10/15/98        07/30/98      Hercules Inc                      BetzDearborn Inc                   3090.3         72.00
  11/13/98        09/23/98      USFreightways Corp                Golden Eagle Group Inc              30.2           4.45
  11/30/98        10/21/98      Union Planters Bk Nat Assoc       Capital Factors Holdings Inc        22.2          17.50


    PREMIUM       PREMIUM
     1 WEEK       4 WEEKS
   PRIOR TO      PRIOR TO
   ANN. DATE    ANN. DATE
   ---------    ---------
  14.29           37.93
  6.18             4.29
  13.33           37.37
  15.29           50.77
  34.62           35.92
  9.59            15.42
  32.04           41.67
  18.18           26.06
  39.73           42.66
  61.54           83.61
  35.82           10.67
  26.50           24.02
  23.08           23.08
  5.75            10.84
  12.27            3.36
  50.54           66.67
  68.12           45.00
  95.35           78.72
  28.67           33.82
  22.66           19.40
  38.18           117.14
  20.00           20.00
  94.60           73.49
 184.80           223.64
  8.95             2.94


------------------------------------------
Median               31.64          36.42
Average              37.02          43.16
Adj. Avg.            36.73          42.80
------------------------------------------

Below 20%              119             81
% Below 20%           30.7%          20.9%


                                                             J.C. BRADFORD & CO.

STOCK PRICE ANALYSIS

                               UNITED FOODS, INC.
             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97



                                    [GRAPHS]

STOCK PRICE ANALYSIS

                          UNITED FOODS, INC. - CLASS A
             Shares Traded at Various Prices From 12/5/97 to 12/7/98

                                                                                                       CUMULATIVE
                                                                                     -----------------------------------------------
                                       DAYS     % OF TOTAL               % OF TOTAL     DAYS     % OF TOTAL               % OF TOTAL
   TRADING                          DAILY AVG.     DAYS       TRADING     TRADING    DAILY AVG.     DAYS       TRADING      TRADING
   RANGE (1)                         IN RANGE     TRADED      VOLUME       VOLUME     IN RANGE     TRADED      VOLUME        VOLUME
--------------------------------    ----------  ----------    -------    ----------  ----------  ----------    -------    ----------
Less Than $2.25                         0          0.0%            --       0.0%         0           0.0%           --        0.0%
  $2.25 - $2.40                         6          2.4%         7,000       1.4%         6           2.4%        7,000        1.4%
  $2.40 - $2.55                        25          9.9%        31,000       6.0%        31          12.3%       38,000        7.4%
  $2.55 - $2.70                        39         15.4%       105,200      20.4%        70          27.7%      143,200       27.8%
  $2.70 - $2.85                        42         16.6%        87,800      17.1%       112          44.3%      231,000       44.9%
  $2.85 - $3.00                        21          8.3%        32,000       6.2%       133          52.6%      263,000       51.1%
  $3.00 - $3.15                        14          5.5%        19,400       3.8%       147          58.1%      282,400       54.9%
  $3.15 - $3.30                        34         13.4%        53,200      10.3%       181          71.5%      335,600       65.2%
  $3.30 - $3.45                        43         17.0%        65,900      12.8%       224          88.5%      401,500       78.0%
  $3.45 - $3.60                        17          6.7%        40,400       7.8%       241          95.3%      441,900       85.9%
  $3.60 - $3.75                        10          4.0%        36,600       7.1%       251          99.2%      478,500       93.0%
  $3.75 - $3.90                         2          0.8%        36,200       7.0%       253         100.0%      514,700      100.0%
Greater Than or Equal To - $3.90        0          0.0%            --       0.0%       253         100.0%      514,700      100.0%

TOTAL:                                253        100.0%       514,700     100.0%

                          UNITED FOODS, INC. - CLASS A
             Shares Traded at Various Prices From 12/5/97 to 12/7/98


                                    [GRAPH]


(1)  Price ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 2,034 shares or $6,252.00 and the average daily close has been $3.01.


                                                             J.C. Bradford & Co.

STOCK PRICE ANALYSIS
                          UNITED FOODS, INC. - CLASS B
             Shares Traded at Various Prices From 12/5/97 to 12/7/98

                                                                                                         CUMULATIVE
                                                                                       ---------------------------------------------
                                         DAYS     % OF TOTAL               % OF TOTAL     DAYS     % OF TOTAL             % OF TOTAL
    TRADING                           DAILY AVG.     DAYS       TRADING     TRADING    DAILY AVG.     DAYS      TRADING    TRADING
   RANGE (1)                           IN RANGE     TRADED      VOLUME      VOLUME     IN RANGE      TRADED     VOLUME     VOLUME
---------------------------------     ----------  ----------    -------    ----------  ----------  ----------   -------   ----------
Less Than $2.25                            0         0.0%            --       0.0%         0          0.0%           --      0.0%
  $2.25 - $2.40                            6         2.3%        12,600       5.4%         6          2.3%       12,600      5.4%
  $2.40 - $2.55                           15         5.7%         4,200       1.8%         21         8.0%       16,800      7.1%
  $2.55 - $2.70                           19         7.3%        23,800      10.1%         40        15.3%       40,600     17.3%
  $2.70 - $2.85                           44        16.8%        22,400       9.5%         84        32.1%       63,000     26.8%
  $2.85 - $3.00                           48        18.3%        34,100      14.5%        132        50.4%       97,100     41.3%
  $3.00 - $3.15                           21         8.0%        19,300       8.2%        153        58.4%      116,400     49.5%
  $3.15 - $3.30                           18         6.9%        14,100       6.0%        171        65.3%      130,500     55.5%
  $3.30 - $3.45                           34        13.0%        50,700      21.6%        205        78.2%      181,200     77.1%
  $3.45 - $3.60                           37        14.1%        24,800      10.5%        242        92.4%      206,000     87.6%
  $3.60 - $3.75                           18         6.9%        27,200      11.6%        260        99.2%      233,200     99.2%
  $3.75 - $3.90                            2         0.8%         1,900       0.8%        262       100.0%      235,100    100.0%
Greater Than or Equal To - $3.90           0         0.0%            --       0.0%        262       100.0%      235,100    100.0%

TOTAL:                                   262       100.0%       235,100     100.0%

                          UNITED FOODS, INC. - CLASS B
             Shares Traded at Various Prices From 12/5/97 to 12/7/98


                                    [GRAPH]


(1)  Price ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 897 shares or $2,807.03 and the average daily close has been $3.09.


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME          HIGH        LOW         CLOSE
-------------------------------------------------------------------
     07-Dec-98         300            2.69        2.69        2.69
     04-Dec-98          0             2.88        2.50        2.69
     03-Dec-98         400            2.69        2.69        2.69
     02-Dec-98         300            2.75        2.75        2.75
     01-Dec-98          0             2.94        2.63        2.78
     30-Nov-98        7,500           2.81        2.50        2.81
     27-Nov-98          0             2.94        2.25        2.59
     25-Nov-98        10,300          2.63        2.63        2.63
     24-Nov-98        10,800          2.50        2.38        2.38
     23-Nov-98         200            2.63        2.63        2.63
     20-Nov-98          0             2.75        2.44        2.59
     19-Nov-98        9,000           2.63        2.63        2.63
     18-Nov-98        3,500           2.63        2.63        2.63
     17-Nov-98         500            2.69        2.63        2.63
     16-Nov-98        1,200           2.69        2.69        2.69
     13-Nov-98          0             2.94        2.63        2.78
     12-Nov-98          0             2.94        2.69        2.81
     11-Nov-98        2,300           2.81        2.81        2.81
     10-Nov-98          0             2.94        2.69        2.81
     09-Nov-98          0             3.00        2.69        2.84
     06-Nov-98          0             2.94        2.63        2.78
     05-Nov-98         500            2.81        2.81        2.81
     04-Nov-98          0             3.00        2.50        2.75
     03-Nov-98          0             3.00        2.75        2.88
     02-Nov-98          0             3.06        2.75        2.91
     30-Oct-98        6,000           2.94        2.75        2.94
     29-Oct-98          0             3.00        2.69        2.84
     28-Oct-98          0             3.00        2.69        2.84
     27-Oct-98        5,900           2.88        2.81        2.88
     26-Oct-98        1,000           2.69        2.69        2.69
     23-Oct-98          0             2.81        2.56        2.69


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     22-Oct-98          0             2.88        2.56        2.72
     21-Oct-98          0             2.88        2.63        2.75
     20-Oct-98          0             2.94        2.56        2.75
     19-Oct-98         200            2.69        2.69        2.69
     16-Oct-98          0             2.81        2.56        2.69
     15-Oct-98        1,000           2.75        2.69        2.69
     14-Oct-98          0             3.00        2.63        2.81
     13-Oct-98          0             2.94        2.63        2.78
     12-Oct-98          0             2.94        2.69        2.81
     09-Oct-98          0             3.00        2.69        2.84
     08-Oct-98          0             2.88        2.56        2.72
     07-Oct-98        1,400           2.88        2.88        2.88
     06-Oct-98         700            2.88        2.88        2.88
     05-Oct-98          0             3.06        2.81        2.94
     02-Oct-98         300            2.81        2.81        2.81
     01-Oct-98          0             3.06        2.63        2.84
     30-Sep-98        2,000           2.94        2.94        2.94
     29-Sep-98         200            2.88        2.88        2.88
     28-Sep-98          0             2.94        2.56        2.75
     25-Sep-98         500            2.81        2.81        2.81
     24-Sep-98          0             2.94        2.56        2.75
     23-Sep-98          0             2.81        2.56        2.69
     22-Sep-98         500            2.63        2.63        2.63
     21-Sep-98          0             2.81        2.56        2.69
     18-Sep-98          0             2.88        2.56        2.72
     17-Sep-98        6,000           2.63        2.38        2.63
     16-Sep-98         100            2.38        2.38        2.38
     15-Sep-98          0             2.50        2.31        2.41
     14-Sep-98        5,000           2.44        2.44        2.44
     11-Sep-98        1,600           2.63        2.38        2.44
     10-Sep-98        2,400           2.50        2.50        2.50


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     09-Sep-98          0             2.81        2.44        2.63
     08-Sep-98          0             2.94        2.56        2.75
     04-Sep-98          0             2.75        2.44        2.59
     03-Sep-98          0             2.88        2.56        2.72
     02-Sep-98         800            2.63        2.63        2.63
     01-Sep-98         800            2.81        2.75        2.75
     31-Aug-98        6,700           2.88        2.50        2.88
     28-Aug-98          0             2.69        2.44        2.56
     27-Aug-98        4,000           2.63        2.56        2.63
     26-Aug-98        5,000           2.75        2.75        2.75
     25-Aug-98        5,400           2.81        2.75        2.81
     24-Aug-98          0             2.94        2.75        2.84
     21-Aug-98          0             2.88        2.69        2.78
     20-Aug-98        2,000           2.81        2.81        2.81
     19-Aug-98         300            2.94        2.88        2.88
     18-Aug-98         100            2.94        2.94        2.94
     17-Aug-98        8,000           2.94        2.94        2.94
     14-Aug-98          0             3.13        2.88        3.00
     13-Aug-98          0             3.13        2.88        3.00
     12-Aug-98         300            3.00        3.00        3.00
     11-Aug-98        1,200           3.25        2.94        2.94
     10-Aug-98          0             3.25        2.94        3.09
     07-Aug-98          0             3.19        2.63        2.91
     06-Aug-98          0             3.25        2.75        3.00
     05-Aug-98         600            3.25        3.06        3.06
     04-Aug-98          0             3.38        2.88        3.13
     03-Aug-98        1,800           3.38        3.25        3.25
     31-Jul-98        9,900           3.38        3.00        3.38
     30-Jul-98          0             3.31        3.13        3.22
     29-Jul-98         200            3.19        3.19        3.19
     28-Jul-98          0             3.25        3.06        3.16


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     27-Jul-98          0             3.38        3.06        3.22
     24-Jul-98          0             3.38        3.06        3.22
     23-Jul-98          0             3.25        2.88        3.06
     22-Jul-98        2,100           3.25        3.25        3.25
     21-Jul-98          0             3.38        3.06        3.22
     20-Jul-98          0             3.38        2.88        3.13
     17-Jul-98          0             3.38        3.13        3.25
     16-Jul-98          0             3.38        3.06        3.22
     15-Jul-98          0             3.38        3.06        3.22
     14-Jul-98          0             3.31        3.13        3.22
     13-Jul-98          0             3.38        3.13        3.25
     10-Jul-98          0             3.31        2.88        3.09
     09-Jul-98          0             3.38        3.13        3.25
     08-Jul-98          0             3.38        3.13        3.25
     07-Jul-98        1,000           3.19        3.19        3.19
     06-Jul-98        1,600           3.25        3.19        3.19
     02-Jul-98          0             3.50        3.19        3.34
     01-Jul-98         400            3.38        3.38        3.38
     30-Jun-98        7,000           3.44        3.38        3.38
     29-Jun-98          0             3.44        3.06        3.25
     26-Jun-98          0             3.50        2.88        3.19
     25-Jun-98        1,000           3.25        3.25        3.25
     24-Jun-98          0             3.56        3.06        3.31
     23-Jun-98         200            3.25        3.25        3.25
     22-Jun-98        5,000           3.31        3.31        3.31
     19-Jun-98          0             3.38        3.19        3.28
     18-Jun-98         600            3.19        3.19        3.19
     17-Jun-98          0             3.38        3.13        3.25
     16-Jun-98        5,200           3.31        3.19        3.19
     15-Jun-98         100            3.31        3.31        3.31
     12-Jun-98          0             3.56        3.25        3.41


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     11-Jun-98        2,200           3.38        3.31        3.31
     10-Jun-98         100            3.31        3.31        3.31
     09-Jun-98         600            3.38        3.38        3.38
     08-Jun-98          0             3.69        3.19        3.44
     05-Jun-98         500            3.50        3.50        3.50
     04-Jun-98          0             3.69        3.44        3.56
     03-Jun-98          0             3.69        3.44        3.56
     02-Jun-98          0             3.69        3.44        3.56
     01-Jun-98          0             3.63        3.25        3.44
     29-May-98        15,300          3.63        3.44        3.63
     28-May-98        1,100           3.50        3.31        3.50
     27-May-98          0             3.50        3.19        3.34
     26-May-98        3,200           3.38        3.38        3.38
     22-May-98          0             3.44        3.19        3.31
     21-May-98          0             3.63        3.13        3.38
     20-May-98          0             3.56        3.19        3.38
     19-May-98        7,300           3.25        3.25        3.25
     18-May-98        3,700           3.31        3.31        3.31
     15-May-98         200            3.38        3.38        3.38
     14-May-98          0             3.50        3.25        3.38
     13-May-98         200            3.31        3.31        3.31
     12-May-98        1,000           3.38        3.38        3.38
     11-May-98          0             3.56        3.25        3.41
     08-May-98         900            3.38        3.38        3.38
     07-May-98          0             3.63        3.38        3.50
     06-May-98         400            3.44        3.44        3.44
     05-May-98         500            3.50        3.50        3.50
     04-May-98        2,300           3.88        3.63        3.75
     01-May-98        29,700          3.94        3.81        3.81
     30-Apr-98        5,200           3.56        3.06        3.56
     29-Apr-98          0             3.25        2.94        3.09


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     28-Apr-98        5,000           3.13        3.00        3.13
     27-Apr-98         100            2.88        2.88        2.88
     24-Apr-98          0             3.00        2.69        2.84
     23-Apr-98        1,000           2.88        2.88        2.88
     22-Apr-98        7,400           3.00        2.75        3.00
     21-Apr-98        16,700          2.69        2.50        2.63
     20-Apr-98        4,100           2.75        2.69        2.75
     17-Apr-98        41,300          3.00        2.69        2.69
     16-Apr-98        1,000           3.06        3.06        3.06
     15-Apr-98        11,000          3.13        3.06        3.06
     14-Apr-98        10,700          3.50        3.06        3.38
     13-Apr-98        2,500           3.00        3.00        3.00
     09-Apr-98         500            3.06        3.00        3.00
     08-Apr-98          0             3.31        2.88        3.09
     07-Apr-98         700            3.13        3.13        3.13
     06-Apr-98          0             3.44        2.94        3.19
     03-Apr-98          0             3.56        3.06        3.31
     02-Apr-98        3,600           3.38        3.25        3.25
     01-Apr-98          0             3.69        3.31        3.50
     31-Mar-98        9,400           3.50        3.00        3.50
     30-Mar-98        4,000           3.06        2.94        2.94
     27-Mar-98         700            3.19        3.19        3.19
     26-Mar-98          0             3.31        2.94        3.13
     25-Mar-98         800            3.19        3.19        3.19
     24-Mar-98         200            3.31        3.31        3.31
     23-Mar-98        1,100           3.38        3.38        3.38
     20-Mar-98          0             3.50        2.88        3.19
     19-Mar-98          0             3.50        3.13        3.31
     18-Mar-98        1,900           3.31        3.19        3.31
     17-Mar-98          0             3.50        3.13        3.31
     16-Mar-98          0             3.50        3.25        3.38


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     13-Mar-98        1,300           3.31        3.31        3.31
     12-Mar-98          0             3.56        3.19        3.38
     11-Mar-98        1,000           3.50        3.38        3.38
     10-Mar-98          0             3.69        3.38        3.53
     09-Mar-98         400            3.50        3.50        3.50
     06-Mar-98        2,500           3.63        3.63        3.63
     05-Mar-98        3,700           3.63        3.50        3.50
     04-Mar-98         600            3.50        3.50        3.50
     03-Mar-98          0             3.81        3.50        3.66
     02-Mar-98        1,000           3.56        3.56        3.56
     27-Feb-98        10,300          3.69        3.25        3.63
     26-Feb-98         300            3.38        3.38        3.38
     25-Feb-98         800            3.44        3.44        3.44
     24-Feb-98          0             3.56        3.31        3.44
     23-Feb-98         600            3.50        3.44        3.44
     20-Feb-98          0             3.63        3.13        3.38
     19-Feb-98        7,500           3.63        3.50        3.50
     18-Feb-98        2,200           3.75        3.75        3.75
     17-Feb-98          0             3.75        3.44        3.59
     13-Feb-98         200            3.63        3.63        3.63
     12-Feb-98        1,000           3.75        3.75        3.75
     11-Feb-98        2,200           3.75        3.63        3.63
     10-Feb-98        6,500           4.00        3.75        3.75
     09-Feb-98        3,100           3.88        3.63        3.88
     06-Feb-98        3,000           3.88        3.63        3.63
     05-Feb-98        20,100          3.88        3.56        3.88
     04-Feb-98        24,500          3.75        3.00        3.75
     03-Feb-98        4,000           3.00        2.94        2.94
     02-Feb-98          0             3.00        2.69        2.84
     30-Jan-98        12,400          2.88        2.75        2.88
     29-Jan-98        6,200           2.63        2.50        2.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     28-Jan-98          0             2.75        2.44        2.59
     27-Jan-98        10,000          2.63        2.63        2.63
     26-Jan-98         300            2.50        2.50        2.50
     23-Jan-98         200            2.63        2.63        2.63
     22-Jan-98          0             2.81        2.44        2.63
     21-Jan-98        1,800           2.63        2.50        2.50
     20-Jan-98          0             2.69        2.38        2.53
     16-Jan-98         300            2.56        2.56        2.56
     15-Jan-98        9,300           2.63        2.50        2.50
     14-Jan-98          0             2.69        2.31        2.50
     13-Jan-98          0             2.56        2.31        2.44
     12-Jan-98          0             2.69        2.31        2.50
     09-Jan-98         700            2.50        2.44        2.44
     08-Jan-98          0             2.69        2.44        2.56
     07-Jan-98          0             2.69        2.31        2.50
     06-Jan-98        5,600           2.63        2.63        2.63
     05-Jan-98        3,400           2.75        2.63        2.63
     02-Jan-98          0             2.75        2.44        2.59
     31-Dec-97        5,600           2.75        2.38        2.63
     30-Dec-97         200            2.38        2.38        2.38
     29-Dec-97        1,000           2.38        2.38        2.38
     26-Dec-97          0             2.69        2.31        2.50
     24-Dec-97        1,700           2.38        2.38        2.38
     23-Dec-97         200            2.50        2.50        2.50
     22-Dec-97          0             2.56        2.31        2.44
     19-Dec-97          0             2.63        2.25        2.44
     18-Dec-97          0             2.63        2.31        2.47
     17-Dec-97         700            2.50        2.50        2.50
     16-Dec-97          0             2.56        2.19        2.38
     15-Dec-97        4,000           2.38        2.38        2.38
     12-Dec-97          0             2.56        2.25        2.41


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     11-Dec-97        1,300           2.44        2.44        2.44
     10-Dec-97          0             2.50        2.31        2.41
     09-Dec-97          0             2.50        2.31        2.41
     08-Dec-97        2,000           2.44        2.44        2.44
     05-Dec-97          0             2.69        2.31        2.50
     04-Dec-97          0             2.69        2.31        2.50
     03-Dec-97          0             2.75        2.44        2.59
     02-Dec-97         400            2.50        2.50        2.50
     01-Dec-97          0             2.75        2.44        2.59
     28-Nov-97        6,700           2.63        2.38        2.63
     26-Nov-97          0             2.69        2.38        2.53
     25-Nov-97          0             2.81        2.38        2.59
     24-Nov-97          0             2.69        2.38        2.53
     21-Nov-97          0             2.69        2.38        2.53
     20-Nov-97          0             2.81        2.31        2.56
     19-Nov-97          0             2.75        2.31        2.53
     18-Nov-97          0             2.69        2.38        2.53
     17-Nov-97         200            2.44        2.44        2.44
     14-Nov-97          0             2.69        2.31        2.50
     13-Nov-97          0             2.56        2.31        2.44
     12-Nov-97          0             2.63        2.25        2.44
     11-Nov-97        2,000           2.50        2.38        2.50
     10-Nov-97         100            2.25        2.25        2.25
     07-Nov-97          0             2.44        2.06        2.25
     06-Nov-97        1,300           2.25        2.25        2.25
     05-Nov-97        2,000           2.38        2.38        2.38
     04-Nov-97         800            2.50        2.50        2.50
     03-Nov-97          0             2.75        2.44        2.59
     31-Oct-97        5,500           2.63        2.44        2.63
     30-Oct-97        6,000           2.50        2.50        2.50
     29-Oct-97          0             2.50        2.25        2.38


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     28-Oct-97        1,500           2.50        2.50        2.50
     27-Oct-97          0             2.63        2.25        2.44
     24-Oct-97         200            2.50        2.50        2.50
     23-Oct-97          0             2.81        2.38        2.59
     22-Oct-97        2,900           2.50        2.44        2.50
     21-Oct-97          0             2.63        2.50        2.56
     20-Oct-97          0             2.69        2.44        2.56
     17-Oct-97          0             2.63        2.50        2.56
     16-Oct-97         800            2.50        2.50        2.50
     15-Oct-97         200            2.50        2.50        2.50
     14-Oct-97          0             2.69        2.50        2.59
     13-Oct-97         200            2.50        2.50        2.50
     10-Oct-97          0             2.75        2.50        2.63
     09-Oct-97          0             2.75        2.50        2.63
     08-Oct-97        1,000           2.56        2.56        2.56
     07-Oct-97          0             2.75        2.56        2.66
     06-Oct-97          0             2.75        2.50        2.63
     03-Oct-97          0             2.75        2.56        2.66
     02-Oct-97         300            2.63        2.63        2.63
     01-Oct-97          0             2.81        2.44        2.63
     30-Sep-97        8,700           2.75        2.50        2.75
     29-Sep-97          0             2.69        2.50        2.59
     26-Sep-97          0             2.75        2.56        2.66
     25-Sep-97        1,300           2.63        2.50        2.63
     24-Sep-97          0             2.75        2.56        2.66
     23-Sep-97         600            2.75        2.56        2.75
     22-Sep-97        1,300           2.63        2.63        2.63
     19-Sep-97          0             2.69        2.31        2.50
     18-Sep-97         200            2.50        2.50        2.50
     17-Sep-97        14,500          2.75        2.63        2.63
     16-Sep-97         600            2.75        2.75        2.75


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     15-Sep-97          0             2.81        2.56        2.69
     12-Sep-97        2,500           2.69        2.63        2.63
     11-Sep-97          0             2.69        2.25        2.47
     10-Sep-97          0             2.63        2.38        2.50
     09-Sep-97         400            2.44        2.44        2.44
     08-Sep-97        13,700          2.56        2.50        2.56
     05-Sep-97         600            2.38        2.38        2.38
     04-Sep-97        1,000           2.50        2.50        2.50
     03-Sep-97          0             2.75        2.44        2.59
     02-Sep-97          0             2.81        2.50        2.66
     29-Aug-97        7,600           2.63        2.50        2.56
     28-Aug-97         600            2.56        2.44        2.56
     27-Aug-97        20,700          2.50        2.50        2.50
     26-Aug-97         300            2.44        2.44        2.44
     25-Aug-97        1,000           2.50        2.50        2.50
     22-Aug-97          0             2.50        2.31        2.41
     21-Aug-97        1,000           2.38        2.38        2.38
     20-Aug-97          0             2.56        2.38        2.47
     19-Aug-97          0             2.56        2.38        2.47
     18-Aug-97         300            2.50        2.50        2.50
     15-Aug-97        2,000           2.56        2.56        2.56
     14-Aug-97          0             2.75        2.56        2.66
     13-Aug-97          0             2.81        2.56        2.69
     12-Aug-97         300            2.63        2.63        2.63
     11-Aug-97          0             2.75        2.56        2.66
     08-Aug-97          0             2.75        2.56        2.66
     07-Aug-97        2,700           2.63        2.63        2.63
     06-Aug-97        3,300           2.75        2.63        2.75
     05-Aug-97          0             3.00        2.63        2.81
     04-Aug-97          0             2.88        2.63        2.75
     01-Aug-97          0             2.88        2.56        2.72


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     31-Jul-97          0             2.88        2.63        2.75
     30-Jul-97          0             2.88        2.50        2.69
     29-Jul-97        1,500           2.75        2.63        2.75
     28-Jul-97         700            2.81        2.81        2.81
     25-Jul-97        1,300           2.88        2.81        2.81
     24-Jul-97        8,400           2.94        2.81        2.94
     23-Jul-97        15,100          2.94        2.13        2.81
     22-Jul-97         200            2.19        2.19        2.19
     21-Jul-97          0             2.38        2.13        2.25
     18-Jul-97         500            2.19        2.19        2.19
     17-Jul-97          0             2.44        2.00        2.22
     16-Jul-97          0             2.38        2.13        2.25
     15-Jul-97        2,700           2.25        2.25        2.25
     14-Jul-97         400            2.38        2.25        2.25
     11-Jul-97          0             2.50        2.13        2.31
     10-Jul-97          0             2.50        2.13        2.31
     09-Jul-97        5,600           2.25        2.13        2.25
     08-Jul-97          0             2.44        2.00        2.22
     07-Jul-97         500            2.38        2.31        2.31
     03-Jul-97          0             2.50        2.13        2.31
     02-Jul-97        10,700          2.44        2.38        2.38
     01-Jul-97          0             2.44        2.31        2.38
     30-Jun-97        1,300           2.38        2.38        2.38
     27-Jun-97          0             2.44        2.06        2.25
     26-Jun-97          0             2.56        2.31        2.44
     25-Jun-97        4,400           2.31        2.31        2.31
     24-Jun-97          0             2.38        2.31        2.34
     23-Jun-97         100            2.31        2.31        2.31
     20-Jun-97         200            2.38        2.38        2.38
     19-Jun-97        2,200           2.44        2.44        2.44
     18-Jun-97         100            2.19        2.19        2.19


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     17-Jun-97          0             2.38        2.13        2.25
     16-Jun-97         200            2.25        2.25        2.25
     13-Jun-97        1,700           2.25        2.25        2.25
     12-Jun-97          0             2.50        2.13        2.31
     11-Jun-97         200            2.13        2.13        2.13
     10-Jun-97          0             2.38        2.13        2.25
     09-Jun-97          0             2.38        2.13        2.25
     06-Jun-97        8,400           2.13        2.13        2.13
     05-Jun-97          0             2.38        2.13        2.25
     04-Jun-97        10,100          2.19        2.19        2.19
     03-Jun-97        13,700          2.13        2.06        2.13
     02-Jun-97        11,100          2.13        2.00        2.13
     30-May-97         200            2.06        2.06        2.06
     29-May-97        7,600           2.13        2.13        2.13
     28-May-97          0             2.13        1.88        2.00
     27-May-97        4,100           2.06        2.06        2.06
     23-May-97        3,300           2.06        2.06        2.06
     22-May-97        5,000           2.06        2.06        2.06
     21-May-97        14,500          2.13        2.06        2.06
     20-May-97        42,400          2.06        2.00        2.06
     19-May-97        2,400           1.75        1.63        1.75
     16-May-97         700            1.63        1.56        1.63
     15-May-97         100            1.56        1.56        1.56
     14-May-97          0             1.69        1.56        1.63
     13-May-97        4,000           1.56        1.56        1.56
     12-May-97         400            1.56        1.56        1.56
     09-May-97         600            1.63        1.63        1.63
     08-May-97         400            1.56        1.56        1.56
     07-May-97        1,000           1.63        1.63        1.63
     06-May-97          0             1.75        1.38        1.56
     05-May-97         100            1.63        1.63        1.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     02-May-97          0             1.81        1.38        1.59
     01-May-97        5,000           1.75        1.63        1.63
     30-Apr-97        8,500           1.69        1.50        1.69
     29-Apr-97          0             1.69        1.50        1.59
     28-Apr-97        2,000           1.56        1.56        1.56
     25-Apr-97        5,000           1.69        1.56        1.56
     24-Apr-97         500            1.56        1.56        1.56
     23-Apr-97        3,000           1.69        1.69        1.69
     22-Apr-97          0             1.69        1.50        1.59
     21-Apr-97        5,800           1.63        1.56        1.63
     18-Apr-97        1,200           1.63        1.63        1.63
     17-Apr-97        3,000           1.63        1.63        1.63
     16-Apr-97        3,000           1.63        1.63        1.63
     15-Apr-97          0             1.69        1.50        1.59
     14-Apr-97        12,600          1.56        1.44        1.50
     11-Apr-97        24,200          1.63        1.50        1.50
     10-Apr-97          0             1.81        1.63        1.72
     09-Apr-97          0             1.81        1.63        1.72
     08-Apr-97         200            1.69        1.69        1.69
     07-Apr-97         800            1.69        1.69        1.69
     04-Apr-97         300            1.69        1.69        1.69
     03-Apr-97        8,900           1.81        1.69        1.69
     02-Apr-97        2,200           1.81        1.69        1.81
     01-Apr-97          0             1.81        1.56        1.69
     31-Mar-97        3,500           1.81        1.63        1.81
     27-Mar-97          0             1.75        1.63        1.69
     26-Mar-97          0             1.75        1.56        1.66
     25-Mar-97        1,400           1.63        1.63        1.63
     24-Mar-97        1,000           1.69        1.69        1.69
     21-Mar-97          0             1.75        1.63        1.69
     20-Mar-97         600            1.63        1.63        1.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     19-Mar-97        1,000           1.69        1.69        1.69
     18-Mar-97         300            1.69        1.69        1.69
     17-Mar-97        1,200           1.69        1.69        1.69
     14-Mar-97          0             1.81        1.63        1.72
     13-Mar-97        6,200           1.69        1.69        1.69
     12-Mar-97          0             1.81        1.69        1.75
     11-Mar-97          0             1.81        1.69        1.75
     10-Mar-97        2,700           1.81        1.69        1.69
     07-Mar-97          0             1.94        1.81        1.88
     06-Mar-97        1,100           1.94        1.88        1.94
     05-Mar-97          0             1.94        1.75        1.84
     04-Mar-97        1,000           1.94        1.88        1.94
     03-Mar-97          0             2.00        1.63        1.81
     28-Feb-97        21,900          1.88        1.75        1.88
     27-Feb-97         600            1.81        1.81        1.81
     26-Feb-97          0             1.81        1.44        1.63
     25-Feb-97        2,500           1.69        1.69        1.69
     24-Feb-97         800            1.69        1.69        1.69
     21-Feb-97        2,300           1.75        1.75        1.75
     20-Feb-97         200            1.69        1.69        1.69
     19-Feb-97          0             1.75        1.63        1.69
     18-Feb-97        5,100           1.69        1.69        1.69
     14-Feb-97         300            1.75        1.75        1.75
     13-Feb-97          0             1.94        1.69        1.81
     12-Feb-97          0             1.81        1.69        1.75
     11-Feb-97         100            1.81        1.81        1.81
     10-Feb-97        13,200          1.88        1.81        1.81
     07-Feb-97        12,900          1.81        1.63        1.81
     06-Feb-97          0             1.75        1.63        1.69
     05-Feb-97        11,000          1.63        1.56        1.63
     04-Feb-97        2,000           1.63        1.63        1.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW         CLOSE
-------------------------------------------------------------------
     03-Feb-97        1,200           1.56        1.56        1.56
     31-Jan-97        8,000           1.69        1.56        1.56
     30-Jan-97        25,900          1.63        1.56        1.63
     29-Jan-97        3,100           1.63        1.63        1.63
     28-Jan-97        6,100           1.69        1.63        1.63
     27-Jan-97          0             1.75        1.63        1.69
     24-Jan-97          0             1.75        1.63        1.69
     23-Jan-97         500            1.69        1.69        1.69
     22-Jan-97          0             1.81        1.56        1.69
     21-Jan-97         800            1.69        1.69        1.69
     20-Jan-97        1,600           1.69        1.69        1.69
     17-Jan-97          0             1.81        1.56        1.69
     16-Jan-97          0             1.81        1.63        1.72
     15-Jan-97         100            1.63        1.63        1.63
     14-Jan-97        3,000           1.75        1.63        1.63
     13-Jan-97        1,100           1.69        1.63        1.63
     10-Jan-97         400            1.75        1.69        1.75
     09-Jan-97        7,000           1.69        1.69        1.69
     08-Jan-97        12,500          1.75        1.69        1.69
     07-Jan-97        12,500          1.75        1.75        1.75
     06-Jan-97         400            1.63        1.63        1.63
     03-Jan-97        1,300           1.69        1.63        1.69
     02-Jan-97        2,000           1.63        1.56        1.56
     -------------------------------------------------------------
      AVERAGE         2,227           2.67        2.50        2.59
     =============================================================


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     07-Dec-98          100               2.88         2.88        2.88
     04-Dec-98           0                3.13         2.75        2.94
     03-Dec-98           0                3.00         2.81        2.91
     02-Dec-98         1,200              2.88         2.88        2.88
     01-Dec-98           0                3.13         2.75        2.94
     30-Nov-98         3,500              3.00         2.88        3.00
     27-Nov-98           0                3.06         2.63        2.84
     25-Nov-98          800               2.69         2.69        2.69
     24-Nov-98          100               2.75         2.75        2.75
     23-Nov-98           0                2.88         2.56        2.72
     20-Nov-98           0                2.94         2.69        2.81
     19-Nov-98          800               2.88         2.81        2.88
     18-Nov-98           0                2.88         2.69        2.78
     17-Nov-98          700               2.88         2.88        2.88
     16-Nov-98           0                3.00         2.69        2.84
     13-Nov-98           0                2.94         2.75        2.84
     12-Nov-98           0                2.94         2.69        2.81
     11-Nov-98           0                3.00         2.75        2.88
     10-Nov-98           0                3.00         2.69        2.84
     09-Nov-98           0                3.13         2.81        2.97
     06-Nov-98           0                3.00         2.69        2.84
     05-Nov-98           0                3.00         2.81        2.91
     04-Nov-98           0                3.00         2.50        2.75
     03-Nov-98           0                2.94         2.69        2.81
     02-Nov-98         1,000              3.00         2.88        2.88
     30-Oct-98         3,400              3.00         2.88        3.00
     29-Oct-98           0                3.06         2.81        2.94
     28-Oct-98           0                3.00         2.81        2.91
     27-Oct-98         2,700              2.88         2.88        2.88
     26-Oct-98           0                2.94         2.69        2.81
     23-Oct-98           0                2.88         2.56        2.72


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     22-Oct-98           0                2.94         2.56        2.75
     21-Oct-98           0                2.94         2.63        2.78
     20-Oct-98           0                2.94         2.56        2.75
     19-Oct-98           0                3.06         2.63        2.84
     16-Oct-98         3,000              2.75         2.56        2.75
     15-Oct-98         1,000              2.63         2.63        2.63
     14-Oct-98           0                2.88         2.50        2.69
     13-Oct-98           0                2.81         2.56        2.69
     12-Oct-98           0                2.81         2.56        2.69
     09-Oct-98         1,000              2.69         2.69        2.69
     08-Oct-98         2,500              2.81         2.81        2.81
     07-Oct-98          500               2.88         2.88        2.88
     06-Oct-98          100               2.88         2.88        2.88
     05-Oct-98           0                3.00         2.75        2.88
     02-Oct-98         2,000              2.88         2.88        2.88
     01-Oct-98           0                3.13         2.63        2.88
     30-Sep-98         1,000              3.00         3.00        3.00
     29-Sep-98           0                3.06         2.81        2.94
     28-Sep-98           0                3.00         2.75        2.88
     25-Sep-98         4,500              3.00         2.94        3.00
     24-Sep-98         3,400              2.88         2.81        2.88
     23-Sep-98           0                2.88         2.63        2.75
     22-Sep-98           0                2.94         2.69        2.81
     21-Sep-98           0                2.75         2.56        2.66
     18-Sep-98           0                2.88         2.56        2.72
     17-Sep-98         4,600              2.69         2.44        2.69
     16-Sep-98           0                2.56         2.38        2.47
     15-Sep-98           0                2.63         2.31        2.47
     14-Sep-98           0                2.69         2.38        2.53
     11-Sep-98          800               2.50         2.50        2.50
     10-Sep-98         5,900              2.75         2.63        2.75


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     09-Sep-98           0                2.94         2.69        2.81
     08-Sep-98          200               2.75         2.75        2.75
     04-Sep-98          700               2.88         2.75        2.75
     03-Sep-98          500               2.69         2.69        2.69
     02-Sep-98           0                3.00         2.63        2.81
     01-Sep-98          600               2.88         2.81        2.81
     31-Aug-98         3,100              2.94         2.88        2.94
     28-Aug-98         3,000              2.75         2.75        2.75
     27-Aug-98          500               2.81         2.81        2.81
     26-Aug-98           0                2.94         2.50        2.72
     25-Aug-98           0                3.19         2.56        2.88
     24-Aug-98           0                3.06         2.75        2.91
     21-Aug-98         3,000              2.81         2.81        2.81
     20-Aug-98           0                3.13         2.75        2.94
     19-Aug-98         3,500              2.94         2.94        2.94
     18-Aug-98         1,000              3.00         3.00        3.00
     17-Aug-98           0                3.13         2.88        3.00
     14-Aug-98           0                3.25         2.94        3.09
     13-Aug-98           0                3.13         2.94        3.03
     12-Aug-98           0                3.25         2.88        3.06
     11-Aug-98           0                3.25         2.94        3.09
     10-Aug-98           0                3.31         2.94        3.13
     07-Aug-98           0                3.19         2.75        2.97
     06-Aug-98           0                3.25         2.75        3.00
     05-Aug-98          100               3.13         3.13        3.13
     04-Aug-98           0                3.38         2.88        3.13
     03-Aug-98           0                3.38         3.06        3.22
     31-Jul-98        13,000              3.25         3.00        3.25
     30-Jul-98          900               3.06         3.06        3.06
     29-Jul-98          300               3.13         3.13        3.13
     28-Jul-98           0                3.19         2.94        3.06


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     27-Jul-98           0                3.25         3.06        3.16
     24-Jul-98           0                3.38         3.06        3.22
     23-Jul-98           0                3.38         2.88        3.13
     22-Jul-98         3,900              3.25         3.13        3.13
     21-Jul-98           0                3.56         3.06        3.31
     20-Jul-98          500               3.25         3.13        3.25
     17-Jul-98           0                3.31         3.06        3.19
     16-Jul-98           0                3.31         2.94        3.13
     15-Jul-98          800               3.13         3.13        3.13
     14-Jul-98          300               3.13         3.13        3.13
     13-Jul-98           0                3.44         3.06        3.25
     10-Jul-98          300               3.13         3.13        3.13
     09-Jul-98           0                3.38         3.13        3.25
     08-Jul-98          100               3.19         3.19        3.19
     07-Jul-98           0                3.44         3.13        3.28
     06-Jul-98         1,400              3.25         3.25        3.25
     02-Jul-98           0                3.63         3.31        3.47
     01-Jul-98           0                3.69         3.31        3.50
     30-Jun-98         6,300              3.50         3.31        3.50
     29-Jun-98          100               3.38         3.38        3.38
     26-Jun-98           0                3.75         3.38        3.56
     25-Jun-98           0                3.56         3.31        3.44
     24-Jun-98          300               3.44         3.44        3.44
     23-Jun-98           0                3.56         3.19        3.38
     22-Jun-98          800               3.50         3.44        3.44
     19-Jun-98          100               3.38         3.38        3.38
     18-Jun-98          600               3.50         3.50        3.50
     17-Jun-98           0                3.69         3.31        3.50
     16-Jun-98           0                3.63         3.31        3.47
     15-Jun-98          700               3.50         3.50        3.50
     12-Jun-98         2,600              3.63         3.63        3.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     11-Jun-98         5,400              3.50         3.44        3.50
     10-Jun-98           0                3.88         3.19        3.53
     09-Jun-98          500               3.56         3.56        3.56
     08-Jun-98          300               3.38         3.38        3.38
     05-Jun-98          100               3.44         3.44        3.44
     04-Jun-98         2,000              3.50         3.50        3.50
     03-Jun-98          100               3.63         3.63        3.63
     02-Jun-98           0                3.81         3.44        3.63
     01-Jun-98           0                3.75         3.25        3.50
     29-May-98         2,000              3.63         3.56        3.63
     28-May-98          100               3.44         3.44        3.44
     27-May-98           0                3.63         3.31        3.47
     26-May-98           0                3.56         3.31        3.44
     22-May-98           0                3.56         3.25        3.41
     21-May-98           0                3.50         3.06        3.28
     20-May-98           0                3.50         3.06        3.28
     19-May-98          100               3.44         3.44        3.44
     18-May-98         1,100              3.50         3.38        3.38
     15-May-98           0                3.75         3.44        3.59
     14-May-98           0                3.75         3.44        3.59
     13-May-98           0                3.81         3.44        3.63
     12-May-98          700               3.63         3.63        3.63
     11-May-98           0                3.69         3.38        3.53
     08-May-98           0                3.75         3.38        3.56
     07-May-98           0                3.63         3.38        3.50
     06-May-98          600               3.50         3.50        3.50
     05-May-98           0                3.69         3.44        3.56
     04-May-98          100               3.56         3.56        3.56
     01-May-98         2,500              3.63         3.50        3.63
     30-Apr-98         4,200              3.44         3.38        3.44
     29-Apr-98         2,700              3.38         3.25        3.38


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     28-Apr-98          600               3.13         3.13        3.13
     27-Apr-98           0                3.13         2.81        2.97
     24-Apr-98          100               3.00         3.00        3.00
     23-Apr-98           0                3.19         2.81        3.00
     22-Apr-98           0                3.19         2.81        3.00
     21-Apr-98           0                3.13         2.69        2.91
     20-Apr-98           0                3.19         2.81        3.00
     17-Apr-98          200               3.00         3.00        3.00
     16-Apr-98          100               3.31         3.31        3.31
     15-Apr-98          100               3.38         3.38        3.38
     14-Apr-98         4,800              3.38         3.00        3.25
     13-Apr-98         2,500              3.00         3.00        3.00
     09-Apr-98          100               3.13         3.13        3.13
     08-Apr-98           0                3.44         2.94        3.19
     07-Apr-98          400               3.31         3.25        3.25
     06-Apr-98           0                3.44         3.06        3.25
     03-Apr-98           0                3.50         3.25        3.38
     02-Apr-98          500               3.44         3.31        3.31
     01-Apr-98          800               3.44         3.31        3.44
     31-Mar-98        11,400              3.44         3.19        3.44
     30-Mar-98         2,500              3.19         2.94        3.06
     27-Mar-98           0                3.56         3.19        3.38
     26-Mar-98           0                3.56         3.19        3.38
     25-Mar-98          300               3.38         3.38        3.38
     24-Mar-98           0                3.88         3.13        3.50
     23-Mar-98         1,800              3.50         3.38        3.50
     20-Mar-98         3,300              3.44         3.31        3.44
     19-Mar-98           0                3.50         3.25        3.38
     18-Mar-98           0                3.56         3.25        3.41
     17-Mar-98         9,000              3.50         3.31        3.31
     16-Mar-98           0                3.81         3.44        3.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     13-Mar-98          200               3.50         3.50        3.50
     12-Mar-98         2,000              3.50         3.50        3.50
     11-Mar-98          900               3.50         3.50        3.50
     10-Mar-98          700               3.50         3.50        3.50
     09-Mar-98           0                3.81         3.44        3.63
     06-Mar-98           0                3.81         3.44        3.63
     05-Mar-98          100               3.63         3.63        3.63
     04-Mar-98          400               3.69         3.69        3.69
     03-Mar-98           0                3.94         3.63        3.78
     02-Mar-98           0                3.94         3.56        3.75
     27-Feb-98         5,700              3.75         3.50        3.63
     26-Feb-98           0                3.69         3.31        3.50
     25-Feb-98          300               3.50         3.50        3.50
     24-Feb-98           0                3.69         3.38        3.53
     23-Feb-98          600               3.56         3.50        3.56
     20-Feb-98           0                3.63         3.25        3.44
     19-Feb-98           0                3.69         3.44        3.56
     18-Feb-98         3,300              3.63         3.50        3.56
     17-Feb-98         3,500              3.63         3.63        3.63
     13-Feb-98         4,400              3.69         3.63        3.69
     12-Feb-98           0                3.63         3.13        3.38
     11-Feb-98         1,600              3.50         3.50        3.50
     10-Feb-98         2,600              3.81         3.63        3.63
     09-Feb-98          800               3.75         3.75        3.75
     06-Feb-98         1,900              3.81         3.75        3.75
     05-Feb-98         6,300              3.88         3.38        3.88
     04-Feb-98         8,000              3.38         3.25        3.38
     03-Feb-98         3,000              3.25         3.25        3.25
     02-Feb-98          400               3.13         3.13        3.13
     30-Jan-98         2,000              3.00         2.88        3.00
     29-Jan-98         1,000              2.69         2.69        2.69


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     28-Jan-98           0                3.06         2.69        2.88
     27-Jan-98           0                3.00         2.50        2.75
     26-Jan-98          400               2.75         2.75        2.75
     23-Jan-98           0                2.94         2.56        2.75
     22-Jan-98         1,600              2.75         2.75        2.75
     21-Jan-98          100               2.75         2.75        2.75
     20-Jan-98          300               2.88         2.88        2.88
     16-Jan-98          100               2.88         2.88        2.88
     15-Jan-98           0                3.06         2.69        2.88
     14-Jan-98          600               2.88         2.88        2.88
     13-Jan-98         1,300              2.88         2.75        2.75
     12-Jan-98          500               2.63         2.63        2.63
     09-Jan-98           0                2.94         2.56        2.75
     08-Jan-98           0                2.88         2.56        2.72
     07-Jan-98          100               2.75         2.75        2.75
     06-Jan-98         4,100              2.88         2.63        2.75
     05-Jan-98           0                2.81         2.44        2.63
     02-Jan-98          500               2.63         2.63        2.63
     31-Dec-97         5,000              2.75         2.63        2.75
     30-Dec-97           0                2.63         2.19        2.41
     29-Dec-97         1,900              2.38         2.38        2.38
     26-Dec-97           0                2.69         2.31        2.50
     24-Dec-97          100               2.38         2.38        2.38
     23-Dec-97          300               2.38         2.38        2.38
     22-Dec-97        10,100              2.38         2.38        2.38
     19-Dec-97           0                2.63         2.31        2.47
     18-Dec-97          200               2.38         2.38        2.38
     17-Dec-97           0                2.69         2.38        2.53
     16-Dec-97           0                2.69         2.31        2.50
     15-Dec-97           0                2.75         2.31        2.53
     12-Dec-97          100               2.44         2.44        2.44


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     11-Dec-97           0                2.69         2.31        2.50
     10-Dec-97           0                2.56         2.38        2.47
     09-Dec-97           0                2.69         2.38        2.53
     08-Dec-97         3,300              2.50         2.44        2.44
     05-Dec-97           0                2.81         2.44        2.63
     04-Dec-97           0                2.81         2.44        2.63
     03-Dec-97         2,000              2.50         2.50        2.50
     02-Dec-97         3,500              2.63         2.63        2.63
     01-Dec-97           0                2.75         2.50        2.63
     28-Nov-97         9,000              2.75         2.38        2.75
     26-Nov-97         3,500              2.50         2.38        2.50
     25-Nov-97         1,500              2.44         2.44        2.44
     24-Nov-97          200               2.44         2.44        2.44
     21-Nov-97           0                2.69         2.44        2.56
     20-Nov-97         2,000              2.44         2.44        2.44
     19-Nov-97          100               2.44         2.44        2.44
     18-Nov-97           0                2.69         2.38        2.53
     17-Nov-97         1,400              2.44         2.44        2.44
     14-Nov-97         1,700              2.38         2.38        2.38
     13-Nov-97           0                2.56         2.31        2.44
     12-Nov-97          500               2.38         2.38        2.38
     11-Nov-97         1,500              2.38         2.38        2.38
     10-Nov-97           0                2.56         2.38        2.47
     07-Nov-97          500               2.50         2.50        2.50
     06-Nov-97           0                2.75         2.44        2.59
     05-Nov-97           0                2.75         2.44        2.59
     04-Nov-97          100               2.63         2.63        2.63
     03-Nov-97           0                2.81         2.38        2.59
     31-Oct-97         5,000              2.69         2.63        2.69
     30-Oct-97          100               2.38         2.38        2.38
     29-Oct-97           0                2.63         2.38        2.50


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     28-Oct-97         5,600              2.38         2.13        2.38
     27-Oct-97           0                2.63         2.13        2.38
     24-Oct-97           0                2.69         2.25        2.47
     23-Oct-97          100               2.38         2.38        2.38
     22-Oct-97           0                2.69         2.38        2.53
     21-Oct-97           0                2.75         2.50        2.63
     20-Oct-97           0                2.63         2.38        2.50
     17-Oct-97           0                2.63         2.38        2.50
     16-Oct-97          500               2.50         2.50        2.50
     15-Oct-97         1,200              2.50         2.50        2.50
     14-Oct-97           0                2.75         2.50        2.63
     13-Oct-97           0                2.75         2.50        2.63
     10-Oct-97           0                2.75         2.44        2.59
     09-Oct-97           0                2.75         2.44        2.59
     08-Oct-97         5,600              2.69         2.63        2.63
     07-Oct-97          200               2.56         2.56        2.56
     06-Oct-97           0                2.75         2.50        2.63
     03-Oct-97           0                2.75         2.50        2.63
     02-Oct-97           0                2.81         2.44        2.63
     01-Oct-97          200               2.63         2.63        2.63
     30-Sep-97         4,100              2.75         2.50        2.75
     29-Sep-97           0                2.63         2.38        2.50
     26-Sep-97         8,900              2.50         2.50        2.50
     25-Sep-97           0                2.69         2.50        2.59
     24-Sep-97           0                2.75         2.50        2.63
     23-Sep-97          200               2.50         2.50        2.50
     22-Sep-97           0                2.75         2.50        2.63
     19-Sep-97           0                2.81         2.44        2.63
     18-Sep-97           0                2.75         2.50        2.63
     17-Sep-97         1,300              2.75         2.63        2.63
     16-Sep-97           0                2.81         2.63        2.72


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     15-Sep-97           0                2.75         2.56        2.66
     12-Sep-97           0                2.94         2.56        2.75
     11-Sep-97        20,000              2.69         2.63        2.69
     10-Sep-97         2,800              2.63         2.44        2.63
     09-Sep-97           0                2.69         2.50        2.59
     08-Sep-97         1,000              2.63         2.63        2.63
     05-Sep-97          300               2.50         2.50        2.50
     04-Sep-97         2,000              2.56         2.56        2.56
     03-Sep-97         2,200              2.69         2.69        2.69
     02-Sep-97           0                2.75         2.50        2.63
     29-Aug-97         2,300              2.63         2.38        2.63
     28-Aug-97           0                2.63         2.31        2.47
     27-Aug-97           0                2.69         2.13        2.41
     26-Aug-97           0                2.63         2.38        2.50
     25-Aug-97           0                2.63         2.31        2.47
     22-Aug-97          900               2.50         2.50        2.50
     21-Aug-97           0                2.69         2.44        2.56
     20-Aug-97           0                2.69         2.44        2.56
     19-Aug-97           0                2.69         2.50        2.59
     18-Aug-97           0                2.75         2.50        2.63
     15-Aug-97           0                2.75         2.44        2.59
     14-Aug-97           0                2.69         2.50        2.59
     13-Aug-97           0                2.69         2.44        2.56
     12-Aug-97          100               2.63         2.63        2.63
     11-Aug-97           0                2.69         2.50        2.59
     08-Aug-97           0                2.75         2.50        2.63
     07-Aug-97          500               2.63         2.63        2.63
     06-Aug-97        14,100              2.63         2.63        2.63
     05-Aug-97           0                2.94         2.56        2.75
     04-Aug-97           0                2.75         2.50        2.63
     01-Aug-97          600               2.63         2.63        2.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     31-Jul-97         1,400              2.63         2.63        2.63
     30-Jul-97           0                2.81         2.50        2.66
     29-Jul-97          600               2.69         2.69        2.69
     28-Jul-97          500               2.75         2.75        2.75
     25-Jul-97          900               2.81         2.81        2.81
     24-Jul-97         5,800              2.94         2.94        2.94
     23-Jul-97          900               2.69         2.63        2.69
     22-Jul-97          400               2.31         2.31        2.31
     21-Jul-97           0                2.50         2.25        2.38
     18-Jul-97          100               2.31         2.31        2.31
     17-Jul-97          100               2.31         2.31        2.31
     16-Jul-97           0                2.50         2.31        2.41
     15-Jul-97        10,700              2.31         2.13        2.25
     14-Jul-97          500               2.19         2.19        2.19
     11-Jul-97          100               2.31         2.31        2.31
     10-Jul-97           0                2.44         2.06        2.25
     09-Jul-97           0                2.50         2.00        2.25
     08-Jul-97           0                2.44         2.13        2.28
     07-Jul-97          500               2.38         2.31        2.31
     03-Jul-97           0                2.63         2.13        2.38
     02-Jul-97         4,000              2.44         2.44        2.44
     01-Jul-97         2,000              2.31         2.31        2.31
     30-Jun-97          200               2.31         2.31        2.31
     27-Jun-97           0                2.69         2.31        2.50
     26-Jun-97           0                2.56         2.31        2.44
     25-Jun-97         1,600              2.31         2.31        2.31
     24-Jun-97         1,600              2.44         2.31        2.31
     23-Jun-97          300               2.44         2.38        2.38
     20-Jun-97         1,100              2.44         2.38        2.44
     19-Jun-97           0                2.44         2.19        2.31
     18-Jun-97           0                2.50         2.19        2.34


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     17-Jun-97          100               2.13         2.13        2.13
     16-Jun-97           0                2.63         2.13        2.38
     13-Jun-97         5,400              2.25         2.25        2.25
     12-Jun-97           0                2.44         2.13        2.28
     11-Jun-97           0                2.44         2.13        2.28
     10-Jun-97           0                2.50         2.13        2.31
     09-Jun-97        15,000              2.25         2.25        2.25
     06-Jun-97        10,000              2.13         2.13        2.13
     05-Jun-97           0                2.31         2.13        2.22
     04-Jun-97          100               2.13         2.13        2.13
     03-Jun-97         3,100              2.13         2.13        2.13
     02-Jun-97           0                2.25         2.06        2.16
     30-May-97           0                2.25         2.06        2.16
     29-May-97        15,800              2.19         2.19        2.19
     28-May-97         3,500              2.06         2.00        2.06
     27-May-97         1,400              2.06         2.06        2.06
     23-May-97         2,200              2.13         2.06        2.06
     22-May-97          200               2.19         2.19        2.19
     21-May-97        23,900              2.19         2.13        2.19
     20-May-97        25,500              2.13         2.00        2.13
     19-May-97         1,500              1.75         1.56        1.75
     16-May-97           0                1.75         1.50        1.63
     15-May-97          400               1.56         1.56        1.56
     14-May-97          100               1.56         1.56        1.56
     13-May-97           0                1.69         1.56        1.63
     12-May-97          100               1.56         1.56        1.56
     09-May-97          500               1.56         1.56        1.56
     08-May-97          200               1.63         1.63        1.63
     07-May-97          100               1.63         1.63        1.63
     06-May-97          100               1.63         1.63        1.63
     05-May-97           0                1.75         1.31        1.53


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     02-May-97           0                1.75         1.31        1.53
     01-May-97         1,000              1.69         1.63        1.69
     30-Apr-97         3,400              1.69         1.63        1.69
     29-Apr-97         1,700              1.69         1.56        1.69
     28-Apr-97           0                1.69         1.50        1.59
     25-Apr-97           0                1.75         1.50        1.63
     24-Apr-97          500               1.56         1.56        1.56
     23-Apr-97           0                1.88         1.56        1.72
     22-Apr-97           0                1.69         1.56        1.63
     21-Apr-97           0                1.69         1.50        1.59
     18-Apr-97         1,200              1.56         1.56        1.56
     17-Apr-97         3,500              1.81         1.63        1.63
     16-Apr-97           0                1.81         1.69        1.75
     15-Apr-97           0                1.81         1.69        1.75
     14-Apr-97          200               1.69         1.69        1.69
     11-Apr-97           0                1.81         1.56        1.69
     10-Apr-97           0                1.81         1.69        1.75
     09-Apr-97           0                1.88         1.56        1.72
     08-Apr-97           0                1.81         1.63        1.72
     07-Apr-97          800               1.75         1.75        1.75
     04-Apr-97          200               1.75         1.75        1.75
     03-Apr-97         2,000              1.75         1.75        1.75
     02-Apr-97         1,000              1.81         1.75        1.75
     01-Apr-97           0                1.81         1.69        1.75
     31-Mar-97         3,000              1.81         1.81        1.81
     27-Mar-97          800               1.69         1.69        1.69
     26-Mar-97           0                1.81         1.69        1.75
     25-Mar-97          700               1.75         1.69        1.69
     24-Mar-97           0                1.94         1.75        1.84
     21-Mar-97          500               1.69         1.69        1.69
     20-Mar-97           0                1.88         1.69        1.78


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     19-Mar-97           0                1.94         1.69        1.81
     18-Mar-97         1,100              1.69         1.69        1.69
     17-Mar-97          400               1.75         1.69        1.75
     14-Mar-97         2,300              1.75         1.75        1.75
     13-Mar-97           0                1.88         1.69        1.78
     12-Mar-97          500               1.75         1.75        1.75
     11-Mar-97           0                1.94         1.69        1.81
     10-Mar-97         1,500              1.88         1.81        1.81
     07-Mar-97           0                2.06         1.88        1.97
     06-Mar-97         1,800              2.00         2.00        2.00
     05-Mar-97          200               1.88         1.88        1.88
     04-Mar-97        13,200              1.94         1.75        1.94
     03-Mar-97         3,000              1.94         1.94        1.94
     28-Feb-97        17,500              1.88         1.81        1.88
     27-Feb-97         1,400              1.88         1.81        1.81
     26-Feb-97           0                1.88         1.69        1.78
     25-Feb-97          300               1.75         1.75        1.75
     24-Feb-97         5,000              1.88         1.75        1.88
     21-Feb-97           0                1.88         1.69        1.78
     20-Feb-97         5,200              1.81         1.75        1.75
     19-Feb-97           0                1.88         1.69        1.78
     18-Feb-97         5,500              1.81         1.75        1.75
     14-Feb-97           0                1.94         1.69        1.81
     13-Feb-97         5,000              1.88         1.88        1.88
     12-Feb-97           0                1.88         1.69        1.78
     11-Feb-97         1,400              1.75         1.75        1.75
     10-Feb-97         1,300              1.81         1.75        1.75
     07-Feb-97         1,400              1.69         1.69        1.69
     06-Feb-97           0                1.75         1.56        1.66
     05-Feb-97        10,200              1.63         1.56        1.63
     04-Feb-97           0                1.75         1.50        1.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
-----------------------------------------------------------------------
     03-Feb-97          900               1.63         1.63        1.63
     31-Jan-97         3,500              1.75         1.63        1.75
     30-Jan-97         4,200              1.69         1.56        1.69
     29-Jan-97         1,100              1.69         1.69        1.69
     28-Jan-97          100               1.69         1.69        1.69
     27-Jan-97           0                1.75         1.63        1.69
     24-Jan-97           0                1.75         1.63        1.69
     23-Jan-97           0                1.75         1.56        1.66
     22-Jan-97         2,500              1.75         1.75        1.75
     21-Jan-97         2,400              1.63         1.63        1.63
     20-Jan-97          100               1.69         1.69        1.69
     17-Jan-97           0                1.81         1.63        1.72
     16-Jan-97           0                1.88         1.63        1.75
     15-Jan-97         3,000              1.75         1.75        1.75
     14-Jan-97         2,200              1.63         1.63        1.63
     13-Jan-97         7,900              1.69         1.63        1.69
     10-Jan-97          500               1.63         1.63        1.63
     09-Jan-97           0                1.69         1.56        1.63
     08-Jan-97         4,100              1.69         1.69        1.69
     07-Jan-97           0                1.88         1.75        1.81
     06-Jan-97           0                1.94         1.75        1.84
     03-Jan-97         2,100              1.88         1.75        1.88
     02-Jan-97           0                1.94         1.69        1.81
     ------------------------------------------------------------------
      AVERAGE          1,267             $2.72        $2.56       $2.64
     ==================================================================


                                                             J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS


          MARKET VALUE OF EQUITY  AS A PERCENTAGE OF BOOK VALUE OF EQUITY
                        QUARTERLY SINCE FEBRUARY 1996


                                    [GRAPH]


                                       30                    J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS


                        TOTAL CAPITALIZATION TO EBIT
                       QUARTERLY SINCE FEBRUARY 1996

                                    [GRAPH]


                                       31                    J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS


                           TOTAL CAPITALIZATION TO EBITDA
                            QUARTERLY SINCE FEBRUARY 1996


                                    [GRAPH]


                                       32                    J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS


                             MONTHLY CHANGE IN PRICE
                                  SINCE 12/1/97

                        DEC-97   JAN-98   FEB-98  MAR-98   APR-98   MAY-98   JUN-98   JUL-98   AUG-98    SEP-98  OCT-98   NOV-98
                        ----------------------------------------------------------------------------------------------------------
United Foods - Class A   1.20%    9.52%   26.09%  (3.45%)   1.79%   (4.92%)  (1.82%)   0.00%   (14.81%)  6.82%   (3.19%)   3.30%

United Foods - Class B   4.76%    9.09%   20.83%  (5.17%)   0.00%    0.00%    0.00%   (7.14%)   (9.62%)  6.67%   (4.17%)   4.35%

S&P 500                 (0.45%)   1.02%    7.04%   4.99%    0.32%   (2.69%)   3.93%   (2.43%)  (14.58%)  2.29%   (3.01%)  11.38%

Russell 2000             0.66%   (1.59%)   7.39%   4.08%   (0.42%)  (5.84%)   1.38%   (8.72%)  (19.49%)  4.45%   (3.73%)   8.03%

                          AVERAGE
                          -------
United Foods - Class A     1.71%

United Foods - Class B     1.63%

S&P 500                    0.65%

Russell 2000              (1.15%)


       UNITED FOODS CLASS A AND CLASS B VS. S&P 500 AND RUSSELL 2000 INDEX


                                    [GRAPH]


                                       33                    J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS


                             SELECTED FINANCIAL DATA
                                   SINCE 1989
                   (in 000s, except per share data and ratios)

                                                   1989        1990     1991 (3)      1992        1993        1994       1995
                                                 ----------------------------------------------------------------------------------
Combined Sales (Adjusted)                        $157,286    $168,935   $171,145    $154,368    $156,318    $175,796   $190,256
     Sales (Frozen Foods)                         115,222     123,919    125,540     113,941     116,399     133,617    139,988
     Sales (Mushrooms)                             34,569      36,855     37,337      40,347      40,207      42,559     50,669

Combined EBITDA (1)                                 9,340      19,818     16,599      10,918       9,018       9,291     13,621
     % of Sales                                      5.94%      11.73%      9.70%       7.07%       5.77%       5.29%      7.16%
EBITDA (Frozen Foods)                              11,988      17,532     17,761      16,120       4,629      10,799     10,849
     % of Sales                                     10.40%      14.15%     14.15%      14.15%       3.98%       8.08%      7.75%
EBITDA (Mushrooms)                                  4,261       4,171      4,226       4,566       4,120       4,670      8,945
     % of Sales                                     12.33%     11.32%      11.32%      11.32%      10.25%      10.97%     17.65%

Net Income                                         (1,153)      8,411      5,799          35      (2,116)         90      2,402
EPS                                                 (0.09)       0.63       0.44          --       (0.16)       0.01       0.19
Shares Outstanding                                 12,724      12,755     12,855      12,871      12,871      12,871     11,798

Book Value                                         44,776      53,225     56,417      59,645      57,529      57,619     57,440

Highest Stock Price During LTM                       3.75        3.25       2.38        2.00        1.94        2.50       2.63
Lowest Stock Price During LTM                        1.25        1.50       1.25        1.38        1.50        1.50       1.50

Equity Value (Highest Price)                       47,715      41,454     30,531      25,742      24,938      32,178     30,970
Equity Value (Lowest Price)                        15,905      19,133     16,069      17,698      19,307      19,307     17,697

Highest Price/Earnings - LTM                           NM x      5.16 x     5.40 x        NM x        NM x    250.00 x    13.82 x
Lowest Price/Earnings - LTM                            NM        2.38       2.84          NM          NM      150.00       7.89
Highest Price/Earnings - Forward                     5.95        7.39         NM          NM      193.75       13.16         NM
Lowest Price/Earnings - Forward                      1.98        3.41         NM          NM      150.00        7.89         NM
Equity Value (Highest Price)/Book Value - LTM        1.07        0.78       0.54        0.43        0.43        0.56       0.54
Equity Value (Lowest Price)/Book Value - LTM         0.36        0.36       0.28        0.30        0.34        0.34       0.31

                                                     1996        1997         1998
                                                 --------------------------------------
Combined Sales (Adjusted)                          $191,714    $195,820    $195,087
     Sales (Frozen Foods)                           145,288     152,494     152,076
     Sales (Mushrooms)                               48,174      44,242      44,684

Combined EBITDA (1)                                  10,276      12,531      12,127
     % of Sales                                        5.36%       6.40%       6.22%
EBITDA (Frozen Foods)                                12,272      16,740      18,185
     % of Sales                                        8.45%      10.98%      11.96%
EBITDA (Mushrooms)                                    9,553       2,224       5,927
     % of Sales                                       19.83%       5.03%      13.26%

Net Income                                             (660)        922         460
EPS                                                   (0.06)       0.08        0.06
Shares Outstanding                                   10,810      10,810       6,810

Book Value                                           54,534      55,456      45,748

Highest Stock Price During LTM                         2.25        3.00        4.00
Lowest Stock Price During LTM                          1.38        1.38        2.31

Equity Value (Highest Price)                         24,323      32,430      27,240
Equity Value (Lowest Price)                          14,864      14,864      15,748

Highest Price/Earnings - LTM                             NM x     37.50 x      66.67 x
Lowest Price/Earnings - LTM                              NM       17.19       38.54
Highest Price/Earnings - Forward                      28.13       50.00          NM
Lowest Price/Earnings - Forward                       17.19       22.92          NM
Equity Value (Highest Price)/Book Value - LTM          0.45        0.58        0.60
Equity Value (Lowest Price)/Book Value - LTM           0.27        0.27        0.34

(1)  Combined EBITDA includes Corporate Loss

(2) Includes reduction of income taxes from carryforward of prior year operating losses.

(3) 1991 Sales and EBITDA are estimated as a percent of sales because company financials do not break out mushrooms and frozen foods.


                                       34                    J.C. Bradford & Co.

LIQUIDATION ANALYSIS


LIQUIDATION VALUE
BASED ON AUGUST 31, 1998 BALANCE SHEET

                                           Actual   Management  Theoretical
                                           ------   ----------  -----------
ASSETS

Cash                                      $    627    $   627    $   627
Accounts Receivable                         15,185     14,426     14,426
Inventories
     Finished Product                       34,388     17,194     22,352
     Raw Material                            1,168        292        759
     Growing Crops                           3,105         --         --
     Packaging Materials                     1,517         --         --
     Sundry Supplies                           722         --         --
Prepaid Expenses                             3,002         --         --
Refundable Taxes                               594        594        594
Deferred Income Taxes                        1,249         --         --

Net PP&E                                    53,023     43,000     43,000

Other assets
     Notes & Accounts Receivable                53         53         53
     Deferred Charges & Other Assets           656         --         --
     Property & Equipment Held For             804        804        804
         Disposal, Est. Realiz. Value

Total Assets                               116,093     76,990     82,615
                                          ========    =======    =======
LIABILITIES

Current Liabilities
     Notes Payable to Banks and Others          --         --         --
     Accounts Payable                       15,083     15,083     15,083
     Accrued Liabilities                     7,246      7,246      7,246
     Accrued (Prepaid) Burden                  178        178        178
     Income Taxes Payable                      109        109        109
     Deferred Income Taxes - Current            --         --         --
     Current Maturities of L-T-D             4,300      4,300      4,300

Long-term Debt Less Current Maturities      31,924     31,924     31,924
Long-term Revolving Loan                     7,025      7,025      7,025
Deferred Income Taxes - Long-term            4,710         --         --

Total Liabilities                           70,575     65,865     65,865
                                          --------    -------    -------
Equity                                      45,518     11,125     16,750
                                          ========    =======    =======
Shares Outstanding                           6,810      6,810      6,810

                                          ------------------------------
Book Value Per Share                      $   6.68    $  1.63    $  2.46
                                          ------------------------------


                                       35                    J.C. Bradford & Co.